UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

SCHEDULE 14A INFORMATION

Information Required In Proxy Statement

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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BLUE EARTH, INC.

(Name of Registrant as Specified in Its Charter)

N/A

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i

BLUE EARTH, INC.

2298 Horizon Ridge Parkway, Suite 205

Henderson, Nevada 89052

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Blue Earth, Inc.:

The Annual Meeting of Stockholders of Blue Earth, Inc. (the “Company”) will be held at Sun City MacDonald Ranch Community Association, 2020 W. Horizon Ridge Parkway, Henderson, Nevada 89012 at 8:00 a.m. (Pacific Coast Time), on July 18, 2014, for the following purposes:

1.

To elect a Board of Directors consisting of six (6) members for the ensuing year.

2.

To consider and act upon a proposal to amend the Articles of Incorporation to increase the authorized shares of common stock to 500,000,000 as contemplated by the Certificate of Amendment attached hereto as Appendix A.

3.

To consider and act upon a proposal to adopt a Shareholder Rights Plan with certain “poison pill” provisions, substantially in the form attached hereto as Appendix B.

4.

To hold an advisory vote on executive compensation.

5.

To hold an advisory vote on the frequency of the advisory vote on executive compensation; and

6.

To transact such other business as may properly come before the meeting.

All stockholders are invited to attend the meeting.  Stockholders of record at the close of business on May 20, 2014, the record date fixed by the Board of Directors, are entitled to notice of, and to vote at, the meeting.  A complete list of stockholders entitled to notice of, and to vote at, the meeting will be open to examination by the stockholders beginning ten days prior to the meeting for any purpose germane to the meeting during normal business hours at the office of the Secretary of the Company at 2298 Horizon Ridge Parkway, Suite 205, Henderson, Nevada 89052

Whether or not you intend to be present at the meeting, please sign and date the enclosed proxy and return it in the enclosed envelope.  Returning a proxy will not deprive you of your right to attend the annual meeting and vote your shares in person.

By Order of the Board of Directors

Dr. Johnny R. Thomas, CEO

Henderson, Nevada

June 16, 2014

ii

BLUE EARTH, INC.

2298 Horizon Ridge Parkway, Suite 205

Henderson, Nevada 89052

______________________

PROXY STATEMENT

______________________

The accompanying proxy is solicited by the Board of Directors of Blue Earth, Inc. (the “Company”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 8:00 a.m., Pacific Coast Time, on July 18, 2014, at Sun City MacDonald Ranch Community Association, 2020 W. Horizon Ridge Parkway, Henderson  Nevada 89012 and any adjournment thereof.  This proxy material is being mailed to stockholders commencing on or about June 16, 2014

VOTING SECURITIES; PROXIES

The Company will bear the cost of solicitation of proxies.  In addition to the solicitation of proxies by mail, certain officers and employees of the Company, without additional remuneration, may also solicit proxies personally by telecopier and by telephone.  In addition to mailing copies of this material to stockholders, the Company may request persons who hold stock in their names or custody or in the names of nominees for others, to forward such material to those persons for whom they hold stock of the Company and reimburse them for their expenses in connection therewith, and to request their authority for execution of the proxies.

A majority of the outstanding shares of the Company’s common stock, par value $.001 per share (the “Common Stock”), present in person or represented by proxy shall constitute a quorum at the Annual Meeting.  The approval of a plurality of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting is required for election of the nominees as directors.  The approval of the Amended Articles of Incorporation and the adoption of the Shareholder Rights Plan, require the affirmative vote of the majority of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting is required for adoption of such matters.

The form of proxy solicited by the Board of Directors affords stockholders the ability to specify a choice among approval of, disapproval of, or abstention with respect to each matter to be acted upon at the Annual Meeting.  This proxy statement is accompanied by a copy of our Annual Report on Form 10-K, as amended, for the period ended December 31, 2013 and Quarterly Report on Form 10-Q for the period ended March 31, 2014.  Shares of Common Stock represented by the proxy will be voted, except as to matters with respect to which authority to vote is specifically withheld.  Where the solicited stockholder indicates a choice on the form of proxy with respect to any matter to be acted upon, the shares will be voted as specified.  Abstentions and broker non-votes will not affect the outcome of the election of directors or the adoption of proposals 4 and 5 advisory votes on compensation.  With respect to all other matters to be voted on by stockholders at the Annual Meeting, abstentions will have the same effect as “no” votes, and broker non-votes will have the effect of a “no” vote with respect to proposal 2, the charter amendment, and proposal 3 the Shareholder Rights Plan and no effect on the outcome of the other votes.

At the close of business on May 20, 2014, there were ____ shares of Common Stock outstanding and eligible for voting at the Annual Meeting.  Each stockholder of record is entitled to one vote for each share of Common Stock held on all matters that come before the Annual Meeting.  Only stockholders of record at the close of business on May 20, 2014, are entitled to notice of, and to vote at, the Annual Meeting.

Revocability of Proxy

A stockholder who has given a proxy may revoke it at any time prior to its exercise by giving written notice of such revocation to the Secretary of the Company, by executing and delivering to the Company a later dated proxy reflecting contrary instructions, or by appearing at the Annual Meeting and taking appropriate steps to vote in person.

No Dissenter’s Rights

Under Nevada law, stockholders are not entitled to dissenter’s rights of appraisal with respect to Proposals 2 and 3.

All shares of Common Stock represented by properly executed proxies, which are returned and not revoked will be voted in accordance with the instructions, if any, given therein.  If no instructions are provided in a proxy, the shares of Common Stock represented by such proxy will be voted FOR the Board’s nominees for director, FOR the increase in the authorized shares of the Company’s  Common Stock to 500,000,000 shares, FOR adoption of a Shareholder Rights Plan substantially in the form attached hereto as Appendix B, FOR adoption on advisory vote on executive compensation and FOR say on pay votes every three years, and in accordance with the proxy-holder’s best judgment as to any other matters raised at the Annual Meeting.

PROPOSAL 1

ELECTION OF DIRECTORS

The bylaws of the Company provide that each director serves from the date of election until the next annual meeting of stockholders and until his successor is elected and qualified.   The By-laws provide for at least two members of the Board.  The number of directors serving during 2013 was two; however, effective January 1, 2014, the Board of Directors appointed Robert Potts, Governor Bill Richardson, James A. Kelly and Michael W. Allman as members of the Board.  The Company has nominated six persons consisting of Robert Potts, Governor Bill Richardson, James A. Kelly, Michael W. Allman, Dr. Johnny R. Thomas and Laird Q. Cagan each a current Director, for re-election to the Board of Directors.   Proxies cannot be voted for a greater number of persons than the number of nominees named.

The persons named in the accompanying proxy intend to vote for the election of the nominees listed herein as directors.  Each nominee has consented to serve if elected.  The Board of Directors has no reason to believe that any nominee will not serve if elected, but if any of them should become unavailable to serve as a director and if the Board of Directors designates a substitute nominee or nominees, the persons named as proxies will vote for the substitute nominee or nominees designated by the Board of Directors.

The following table sets forth certain information with respect to the nominees for the Board of Directors of the Company and is based on the records of the Company and information furnished to it by such persons. Reference is made to the section of this Proxy entitled, “Security Ownership of Certain Beneficial Owners and Management,” for information pertaining to stock ownership by the nominees and executive officers of the Company.

Name of Nominee	Age	Position
Laird Q. Cagan	56	Chairman of the Board of Directors
Dr. Johnny R. Thomas	72	Chief Executive Officer and Director
Robert Potts	52	President and Chief Operating Officer and Director
William (Bill) Richardson	66	Director
James A. Kelly	56	Director
Michael W. Allman	53	Director

•

Mr. Allman shall serve on each of the following committees of the Board of Directors:

•

member of the Compensation Committee;

•

member of the Nominating & Corporate Governance Committee;

•

chairman of the Audit Committee

•

Mr. Kelly shall serve on each of the following committees of the Board of Directors:

•

chairman of the Compensation Committee;

•

chairman of the Nominating & Corporate Governance Committee;

•

member of the Audit Committee

•

Mr. Cagan shall serve on each of the following committees of the Board of Directors:

•

member of the Compensation Committee;

•

member of the Nominating & Corporate Governance Committee;

•

member of the Audit Committee

•

Governor Richardson may serve on committees of the Board as his time permits.

Biographical Information

Directors

We believe that our Board of Directors should be composed of individuals with sophistication and experience in many substantive areas that impact the Company’s businesses.  We believe that all of the current Board Members possess the professional and personal qualifications necessary for board service, and have highlighted particularly noteworthy attributes for each Board member in the individual biographies below.

Laird Q. Cagan, Director. Mr. Cagan has served as a director of the Company since February 21, 2011.  He is an investor in the Company who has served as a director and officer of several publicly traded companies. He has 25 years of experience in investing in and building high growth technology companies as well as five years in the investment banking industry.  During the 1990’s he invested in and helped build 15 high tech companies with over $500 million of equity capital invested in those companies.  He is a co-founder and Managing Director of Cagan McAfee Capital Partners, LLC (“CMCP”) a private investment firm he founded in 2002.  CMCP has founded, funded and taken public 10 companies in a variety of industries including energy, alternative energy, healthcare, information technologies, and environmental.  CMCP portfolio companies have raised over $600 million of equity capital and over $2 billion of capital has been invested in those companies or their projects.   Mr. Cagan previously worked for two of the largest investment banks in the world, Goldman, Sachs & Co. and Drexel Burnham Lambert.  In all, he was involved in over 30 transactions valued at more than $15 billion, bankruptcy work-out transactions of more than $2 billion, and a variety of equity, high-yield bond and senior debt financings.  Mr. Cagan was the founding Chairman of Evolution Petroleum Corporation (NYSE: EPM), a company he founded to develop mature oil & gas fields with advanced technologies.  He is a director and founder of Calpian, Inc. (CLPI), and a former director of AE BioFuels, Inc. (n/k/a Aemetis (AMTX)), and Pacific Asia Petroleum (n/k/a Camac Energy, Inc. (NYSE: CAK). He held Series 24, 7 and 63 licenses, however, he is not currently registered with any FINRA firm.  He was a registered representative and Managing Director of Colorado Financial Services Corporation (“CFSC”), a FINRA-licensed broker-dealer from 2008 to 2012 and other firms dating back to 2003.  He served an administrative suspension from December 15-29, 2008 for violation of a FINRA rule, failure to provide copies of personal brokerage statements from his prior broker-dealer to his new broker-dealer.   Mr. Cagan attended M.I.T. and received BS, MS and MBA degrees from Stanford University.  He is a graduate of the UCLA Director’s Training Program.  He is the founding Chairman of the SF Bay chapter of the Young Presidents’ Organization and is currently Chairman of the San Francisco Chapter of the World Presidents’ Organization.  He is a former member of the Stanford University Athletic Board and is a member of the Olympic Club, the oldest athletic club in America.   Mr. Cagan’s extensive experience in finance and start-up companies, as well as experience in the energy industry, all strengthen the Board’s collective qualifications, skills and experience.

Johnny R. Thomas, Chief Executive Officer and President.  Dr. Thomas has been a director of the Company since February 22, 2011.  He has been employed by the Company as Chief Executive Officer since September 1, 2010, and also served as President from September 1, 2010 until May 16, 2013.  Prior thereto, he served as Chairman of the Board, Chief Executive Officer and President of Consolidation Services, Inc. (OTCBB:CNSV) from that company’s inception on January 26, 2007 until April 2, 2010.  The company was engaged in the acquisition of land and mineral rights in Eastern Kentucky and is now engaged in oil and gas production. From January 2000 until September 2010, Dr. Thomas was self-employed as an investor in securities, real estate and limited custom home development.  Prior thereto, he was a founder and served as Chairman of the Board and CEO of AgriBioTech, Inc. from September 1993 until February 1999. AgriBioTech and several of its subsidiaries filed a voluntary petition for bankruptcy in January 2000 (and was subsequently liquidated in Chapter 7), approximately eleven months following Dr. Thomas’s departure from the company.  Dr. Thomas received his Ph.D. in genetics/plant breeding from Oregon State University in 1966.   For more than 30 years, Dr. Thomas has successfully guided start-up companies from their formation through commercialization.  His experience in finance and the public securities markets has provided the Board with the necessary guidance to acquire, integrate and manage acquired companies and act as a liaison with the Company’s independent advisors, all of which strengthens the Board’s collective qualifications, skills and experience.

Robert C. Potts, President and Chief Operating Officer.   Robert Potts was appointed President and Chief Operating Officer of the Company on May 16, 2013 and a director on January 1, 2014.  Since February, 2010, Mr. Potts has been a founder, director, CEO and President of IPS Engineering Inc. (“IPS”). IPS is a Provo Utah based engineering, procurement and construction management (EPCM) company specializing in combined heat and power (CHP) alternative energy space, which was acquired by the Company in May 2013.  From February, 2008 until December 2009, Mr. Potts was President and an owner of Heavy Equipment Parts, Orem, UT, a ground engaging parts and fabrication services company.  From 2001, until he formed IPS, he was the President and CEO of several portfolio companies for a private equity firm.  These include: Prinexus, Finlay Systems, Color By Pergament, Direct Group, Direct Fulfillment, Mack Color Graphics, Halo Design Systems, and Tukan. He has broad experience with successful start-up and turnaround ventures and has particular knowledge and experience in the energy industry and finance, which strengthens the Board’s collective qualifications, skills and experience.  Mr. Potts earned his B.S. Mechanical Engineering, at Brigham Young University and an M.B.A. - Finance at Lehigh University.

Governor Bill Richardson, Director, was elected to the Company’s Board of Directors effective January 1, 2014.   Governor Richardson brings to the Board his knowledge of the energy industry and regulatory affairs, as well as his experience serving on numerous boards of directors, which greatly strengthens the Board’s collective qualifications, skills and experience.  Governor Richardson is a leading proponent of energy, efficiency, technology as evidenced by the green initiatives he passed as Governor of New Mexico.  As a former Secretary of Energy, he has extensive knowledge on all aspects of our business model, including distributed generation, energy efficiency and technologies.  Furthermore, he is an ideal person to advise the Company on political issues at the state and federal level.  Political initiatives are continually on the agenda of most states and the federal government that can affect the Company’s business.  Governor Richardson currently serves as Senior Fellow for Latin America at Rice University’s James A. Baker III Institute for Public Policy, and participates on several non-profit and for-profit boards including Abengoa’s International Advisory Board, the fifth largest biofuels producer in the United States, WRI World Resources Institute, and the National Council for Science and the Environment.  Governor Richardson is also currently serving as Chairman of Global Political Strategies for APCO Worldwide. From January 2003 through January 2011, he was the Governor of New Mexico. Prior to his governorship, Governor Richardson was the U.S. Secretary of Energy (1998-2001), U.S. Ambassador to the United Nations (1997-1998) and a member of the U.S House of Representatives for New Mexico (1983-1997). Governor Richardson has a BA from Tufts University and an MA from Tufts University Fletcher School of Law and Diplomacy.  In addition to his service as member of the Board of Abengoa Solar and Tecnicas Reunidas.  He is currently serving on the following Boards:  Afina; American Progress/Enough Fellow; AMP Holding;  Aside/EAG; CarCharging; Dallas National Insurance; DayStar Technologies;  Ergo; EX-IM Bank; Foundation to Preserve New Mexico Wildlife;  National Council for Science and Environment (NCSE); P3GM; PT Capital; Refugees International; Richardson Center for Global Engagement; Ryan Governmental Services; Viridis Learning; V-Me; Vola LLC, and World Resources Institute (WRI).

James A. Kelly, Director, was elected to the Company’s Board of Directors effective January 1, 2014.  James Kelly has over thirty-eight years of experience in the energy industry. Mr. Kelly possesses particular knowledge and experience in accounting, management and the energy industry to strengthen the Board’s collective qualifications, skills and experience.  The grid experience of Mr. Kelly with a major utility is relevant to all of our combined heat and power and solar business units, as distributed generation projects all involve direct interaction with utilities.  Mr. Kelly also has extensive knowledge and experience in all of the technology activities of the Company, since utilities generally see new, emerging technologies at an early stage as new technologies are submitted for potential inclusion in rebate programs.  Mr. Kelly has served on the Management Committee of a Fortune 500 Company.  Mr. Kelly has had exclusive responsibility for multiple external audits and management reviews of energy company operations.    Mr. Kelly was Senior Vice President for Southern California Edison Co. from November 1973 through July 2011, which is the electric utility company for Southern California.  Mr. Kelly obtained his Bachelor of Science from California State University, Long Beach in 1977 and a Master of Science from California State Polytechnic University in 1978. Mr. Kelly also serves as a director of Muni-Fed Streetlight Solution, Coachella Partners, the Don Bosco Technical Institute and as CEO and Director of ARES.

Michael W. Allman, Director, was elected to the Company’s Board of Directors effective January 1, 2014.  Mr. Allman has experience as a CEO and CFO of various renewable energy companies and with a global consulting firm, with exceptional breadth of experience in business strategy design and implementation, operations, finance, risk management, investor communications, business development, mergers and acquisitions and internal business.   The grid experience of Mr. Allman with a major utility is relevant to all of our combined heat and power and solar business units, as distributed generation projects all involve direct interaction with utilities.  Mr. Allman also has extensive knowledge and experience in all of the technology activities of the Company, since utilities generally see new, emerging technologies at an early stage as new technologies are submitted for potential inclusion in rebate programs.  As a result of this experience, Mr. Allman possesses particular knowledge and experience in each of the above areas to serve as the Company’s Audit Expert and strengthens the Board’s collective qualifications, skills and experience.  Mr. Allman previously served as President and CEO of Sempra Generation between October 2006 and March 2010.  Sempra Generation was an electrical division of Sempra Energy, a Fortune 300 energy services company.   From March 2010 through June 2012, Mr. Allman served as Chairman, President and CEO of Southern California Gas Company, a gas distribution company in the United States.  Mr. Allman received his bachelor of science in Chemical Engineering from Michigan State University in 1982 and obtained his MBA from the University of Chicago in 1985, with a specialization in finance.

Other Executive Officers

Brett Woodard, 62, Chief Financial Officer. Mr. Woodard was appointed Chief Financial Officer of the Company on May 16, 2013.   He served as a founder, director and CFO of IPS Engineering, Inc. from 2012 until its acquisition by the Company in May 2013.  Prior thereto, from 2007, Mr. Woodard served as the CFO of Wasatch Wind, Inc., an enterprise that developed wind energy projects in the Western US and Eastern Canada.  With over 25 years’ experience in structuring turnkey project finance transactions throughout the Americas, Europe and Asia in roles with Nokia (large telecommunications infrastructure), GE Capital and Nortel Networks, he has worked extensively with international financing organizations including several Export Credit Agencies.  Mr. Woodard holds an MBA, Finance from the University of Utah and Post Graduate Studies (PhD. Program), Finance, Wharton School, PA.

Donald R. Kendall, Jr., 61, Chief Executive Officer of Blue Earth Capital, Inc.   Mr. Kendall was elected Chief Executive Officer and a director of Blue Earth Capital as of January 31, 2014.  He had been the Chief Executive Officer of Kenmont Capital Partners and Kenmont Solutions Capital GP (“KSC”), LLC; an investment management firm specializing in alternative investments and private equity from 1998 and its affiliated finance company, respectively, until KSC’s acquisition by the Company in January 2014.  Mr. Kendall also utilized his extensive background in the power, energy and clean energy industries overseeing event driven, distressed, capital structure arbitrage and private equity investments in these sectors for Carlson Capital, L.P, while overseeing Kenmont's private equity and venture capital fund of funds.  From 1993 to 1998, Mr. Kendall was President of Cogen Technologies Capital Company, L.P.  His responsibilities included acquisitions, domestic and international project development, project and corporate financings, asset management, strategic planning and the initiation of Cogen's planned reorganization, initial public offering and ultimate sale for $1.1 billion.  In addition to his duties at Cogen, Mr. Kendall was the founding Chairman and Chief Executive Officer of Palmetto Partners, Ltd., a family office and investment management company for a Forbes 400 family.  Mr. Kendall's duties included identifying, analyzing, structuring, investing, monitoring and exiting investments in private equities on a direct basis and through private equity funds.  In addition, Mr. Kendall managed various public equity hedge fund and fixed income portfolios for affiliated entities and three charitable foundations.  He also serves as a director of American Midstream Partners, LP (NYSE: AMID), Solar City Corporation (NASDAQ: SCTY), Stream Energy and Tangent Energy Solutions, Inc.  Mr. Kendall also serves on the following Non Profit Boards:  Earthwatch Institute, the Houston Zoo Conservation Committee, the Jane Goodall Institute and the Prospect Park Alliance.  Mr. Kendall received a B.A. degree from Hamilton College and an M.B.A. from The Amos Tuck School of Business Administration at Dartmouth College.

There are no family relationships among any of our directors and executive officers.

Stockholder Vote Required

Election of each director requires a plurality of the votes of the shares of Common Stock present in person or requested by proxy at the meeting and entitled to vote on the election of directors.

The Board of Directors recommends a vote “FOR” the election of each of the nominees named above for election to the Board of Directors.

COMPENSATION DISCUSSION & ANALYSIS

We seek to have compensation programs for our named executive officers that are intended to achieve a variety of goals, including, but not limited to:

•

attracting and retaining talented and experienced executives in the evolving and competitive energy efficiency industry;

•

motivating and fairly rewarding executives whose knowledge, skills and performance are critical to our success; and

•

providing fair and competitive compensation.

During 2012 and 2013, the entire Board of Directors consisting of Laird Cagan, Chairman of the Board and Johnny Thomas, Chief Executive Officer, determined all matters and there was no compensation committee.  During 2012, the sole Named Executive Officers were Johnny Thomas, Chief Executive Officer, and John C. Francis, Vice President of Corporate Development, who resigned as an executive officer effective May 16, 2013, with the appointment of new management from the Company’s acquisition of IPS Engineering, Inc.  The cash compensation of Messrs. Thomas and Francis consisting of salaries of $174,000 and $150,000 was pursuant to “at will” employment contracts first entered into as of September 1, 2010 (as subsequently amended) and approved by a prior independent Board of Directors, which subsequently resigned when the Company entered into a new industry.  The relatively small base salaries to Messrs. Thomas and Francis were requested by those officers in view of the Company’s cash needs as an emerging growth company.  The warrants granted under the employment agreements and subsequent regrants were the primary incentive to management to grow the Company.

The additional named executive officers hired in 2013 each negotiated their compensation in connection with the sale of their respective companies to the Company and had no prior relationship with the Company.

The Compensation Committee took office on January 1, 2014.  In determining executive compensation for fiscal year 2014 the Compensation Committee intends to compensate named executive officers and reward them for both Company-wide and individual performance and to attempt to link pay and performance. This policy is intended to assure that our compensation practices are competitive with those in the industry.  However, given the fact that our named executive officers are working under employment contracts which generally include performance based equity compensation the only flexibility the Compensation Committee will have is with new hires or cash bonuses to existing officers for extraordinary performance.  Our chief executive officer, as he did for prior fiscal years, intends to assist the Compensation Committee in determining compensation for the other named executive officers.

Elements of Executive Officer Compensation

Overview.    Total compensation paid to our executive officers is divided among three principal components. Base salary is fixed under employment contracts and does not vary based on our financial and other performance. Other components, such as cash bonuses and stock options, are variable and dependent upon the Company performance.  Judgments about these elements will be made subjectively by the Compensation Committee. The value of the stock options and warrants is dependent upon our future stock price and, accordingly, is intended to reward the named executive officers for favorable Company-wide performance.

Our Compensation Committee will review total compensation particularly to any new hires to see if it falls in line with peer companies and may also look at overall market data.  Our goal will be to promote pay for performance and emphasize the variable elements of overall compensation over fixed base salaries. In this regard, it will be our policy to emphasize long-term equity awards over short-term cash bonuses as the long-term awards are intended to align with goals such as total shareholder return.

Base Salary.    We pay our executives a base salary, which we review annually based on existing employment contracts. We believe that a competitive base salary is a necessary element of any compensation program. Base salaries are established, in part, based on the executive’s individual position, responsibility, experience, skills, historic salary levels with his prior business.  We will seek going forward to align base compensation levels comparable to our competitors and other companies similarly situated. We do not view base salaries as primarily serving our objective of paying for performance.  Furthermore, we believe that our salary levels when combined with long-term equity awards will allow us to hire new executive officers when and as required.

Cash Incentive Bonuses.    Consistent with our emphasis on pay-for-performance incentive compensation programs, our executives will be eligible to receive cash incentive bonuses based upon extraordinary performance during the year.

Equity Compensation.    We believe that stock options and warrants are an important long-term incentive for our executive officers and other employees and generally align officer interest with that of our stockholders. They are intended to further our emphasis on pay-for-performance.

The Compensation Committee will not have any formal plan or obligation that requires it to grant equity compensation to any executive officer.  The authority to make equity grants to our executive officers rests with our full Board of Directors based upon recommendations made by the Compensation Committee. The Committee will consider the input of our chief executive officer in setting the compensation of our other executive officers, including in the determination of appropriate levels of equity grants.

Regulatory Considerations

We account for the equity compensation expense for our employees under the rules of FASB Accounting Standard Codification 718, “Compensation - Stock Compensation,” or ASC 718.

COMPENSATION COMMITTEE REPORT

ON EXECUTIVE COMPENSATION

The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with management. Based on this review and these discussions, the Compensation Committee recommended that the Compensation Discussion and Analysis be included in this report.

Submitted by Blue Earth, Inc. Compensation Committee:

James A. Kelly, Chairman

Laird Q. Cagan

Michael W. Allman

Performance Graph

Notwithstanding anything to the contrary set forth in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate by reference this Proxy Statement, in whole or in part, the following Performance Graph shall not be incorporated by reference into any such filings.

COMPARISON OF YEAR COMULATIVE TOTAL RETURN

Among Blue Earth Inc., the NASDAQ Composite Index

and Peer Group

◊ -  Blue Earth, Inc. ⎕ - NASDAQ Composite Index ○ - Peer Group

$200 $180
$160 $140
$120 $100
$80 $60
$20 $0
	10/29/10	12/31/10	12/31/11	12/31/12	12/31/13

Assumes $100 invested on 10/29/10, assumes dividend reinvested.

			Cumulative Total Return
	10/239/10	12/31/10	12/31/11	12/31/12	12/31/13

Blue Earth, Inc.	$100.00	$ 80.00	$ 52.00	$ 48.00	$108.80
NASDAQ Composite	$100.00	$106.05	$105.18	$123.53	$173.09
Peer Group	$100.00	$ 93.08	$ 55.18	$ 45.27	$ 51.79

EXECUTIVE COMPENSATION

The table below sets forth, for the last three fiscal years, the compensation earned by (i) each individual who served as our principal executive officer or principal financial officer, and (ii) our most highly compensated executive officers, other than those listed in clause (i) above, who was serving as executive officers at the end of the last fiscal year (together, the “Named Executive Officers”). No other executive officer had annual compensation in excess of $100,000 during the last fiscal year.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option/ Warrant Awards ($)(5)	All Other Compensation ($)	Total ($)

Dr. Johnny R. Thomas, Chief Executive Officer	2013	$174,000(1)	-	$4,184,437(2)	-	$4,358,437
	2012	$174,000(1)	-	$2,417,022	-	$2,591,022
	2011	$167,792(3)	-	$1,349,544	-	$1,517,336
John C. Francis, Executive V.P. Corporate Development	2012	$150,000	-	-	-	$150,000
Robert Potts, President and Chief Operating Officer	2013	$77,405(4)	-	$2,360,345	-	$2,437,750
Brett Woodard Chief Financial Officer	2013	$76,202(4)	-	$2,360,345	-	$2,436,547

(1)

Consists of $ 150,000 cash paid to Dr. Thomas and $2,000 per month, or an aggregate of $24,000, withheld in the payment of the exercise price of 24,000 warrants.

(2)

Includes 1,000,000 warrants authorized by the Board in December 2013, with an effective date of January 1, 2014.

(3)

On September 1, 2010, Johnny R. Thomas was elected Chief Executive Officer of the Company.  Consists of $25,000 cash paid to Dr. Thomas and $2,000 per month, or an aggregate of $8,000, withheld in payment of the exercise price of 8,000 warrants.

(4)

Messrs. Potts and Woodard each commenced employment on May 16, 2013 under employment agreements which pay them $300,000 per year, although they agreed to a reduced salary of $120,000 each for the first year.

(5)

As disclosed in Note 9 to the audited financial statements for the year ended December 31, 2013, The Company estimates the fair value of share-based compensation utilizing the Black-Scholes option pricing model, which is dependent upon several variables such as the expected option term, expected volatility of our stock price over the expected option term, expected risk-free interest rate over the expected option term, expected dividend yield rate over the expected option term, and an estimate of expected forfeiture rates. The Company believes this valuation methodology is appropriate for estimating the fair value of stock options granted to employees and directors which are subject to ASC Topic 718 requirements. These amounts are estimates and thus may not be reflective of actual future results, nor amounts ultimately realized by recipients of these grants. The Company recognizes compensation on a straight-line basis over the requisite service period for each award. The following table summarizes the assumptions the Company utilized to record compensation expense for stock warrants and options granted during the years ended December 31, 2013:

Expected term (years)	5.0 - 10.0
Expected volatility	101.49-103.25%
Weighted-average volatility	101.49-103.25%
Risk-free interest rate	3.64-3.99%
Dividend yield	0%
Expected forfeiture rate	0%

Outstanding Equity Awards at Fiscal Year-End

Other than as set forth below, there were no outstanding unexercised options, unvested stock, and/or equity incentive plan awards issued to our named executive officers as of December 31, 2013.

			Option Award			Stock Award
Name	Number of Securities Underlying Unexercised Warrants Exercisable	Number of Securities Underlying Unexercised Warrants Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Warrants	Warrant Exercise Price ($)	Warrant Expiration Date	Number of Shares or Units of Stock That Have Not Vested #	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (1)
Johnny R. Thomas	765,000(2)	117,000(2)	-0-	$.01	March 1, 2021	-0-	-0-	-0-	-0-

John C. Francis	1,000,000(2)	150,000(2)	-0-	$.01	March 1, 2021	-0-	-0-	-0-	-0-

Robert Potts	-0-	1,200,000	-0-	$1.18	May 16, 2023	-0-	-0-	-0-	-0-

Brett Woodard	-0-	1,200,000	-0-	$1.18	May 16, 2023	-0-	-0-	-0-	-0-

(footnotes on following page)

(1)  The Closing Price of the Company’s Common Stock on December 31, 2013 was $2.72 per share.

(2)  On August 5, 2013, Johnny R. Thomas and John C. Francis were issued 1,000,000 and 400,000 new warrants which have not fully vested in connection with the extension of their employment contracts. These warrants vest one quarter (25%) upon grant and then in quarterly increments over the next three years ending September 30, 2016.  At the time of grant, these were the only warrants held by Messrs. Thomas and Francis, as all prior warrants had been assigned for either  estate planning purposes or assigned to third parties to exercise with the proceeds to the Company.

Expected term (years)	5.0 - 10.0
Expected volatility	101.49-103.25%
Weighted-average volatility	101.49-103.25%
Risk-free interest rate	3.64-3.99%
Dividend yield	0%
Expected forfeiture rate	0%

Employment Agreements

There are no material plans, contracts or arrangements pursuant to which any executive officer is a party or in which he participates other than those available to all officers and directors of the Company.

On August 31, 2010, the Company entered into an "at will" employment agreement, effective as of September 1, 2010, with Dr. Johnny R. Thomas, as Chief Executive Officer and President of the Company. Dr. Thomas' base salary was initially ninety nine thousand dollars ($99,000.00) per annum. He is eligible to receive a bonus to be established by the Compensation Committee of the Board of Directors for extraordinary performance. The agreement provides for a non-competition and non-solicitation period of one-year from the termination of employment. In the event that an officer is terminated without cause: (i) he shall receive a cash settlement of $75,000, and (ii) 50% of all unvested warrants issued under his employment agreement, as amended, shall vest immediately.  Dr. Thomas was granted warrants to purchase an aggregate of one (I) million shares of Common Stock, exercisable for ten (l0) years at $1.00 per share, all of which have vested.

On August 31, 2010, the Company entered into an “at will” employment agreement, effective as of September 1, 2010, with John C. Francis, by resolution of the board as Vice-President, Corporate Development and Investor Relations of the Company. Mr. Francis's base salary was initially seventy-five thousand dollars ($75,000.00) per annum. All other terms of employment are the same as set forth in Dr. Thomas' agreement described above.

On March 1, 2011, the Board of Directors of the Company amended the employment agreements of Dr. Johnny R. Thomas and John C. Francis by resolution of the Board.  Each of their employment agreements dated September 1, 2010 were amended effective February 1, 2011, pursuant to Board of Directors’ resolutions to increase their annual salaries by $75,000.  Johnny R. Thomas’s salary increased from $99,000 to $174,000 and John Francis’s salary from $75,000 to $150,000.  Effective as of May 16, 2013, upon the Company entering the employment agreements with Robert Potts and Brett Woodard, John Francis was no longer deemed to be an executive officer of the Company.

Johnny R. Thomas and John C. Francis were each awarded five-year performance warrants to purchase 1,000,000 shares each at an exercise price of $1.25 per share. In November 2012 the warrant exercise price was reduced to $0.01 per share, the warrants was extended to ten years and the vesting criteria was amended to remove the milestone criteria. All of these warrants also vest when the holders exercise the warrants and purchase Common Stock and are therefore deemed to be currently exercisable.  All of these warrants are fully vested.

On August 5, 2013, the Board of Directors of the Company approved a three-year extension to Dr. Thomas’s employment agreement through August 31, 2016.  Dr. Thomas’s salary remained at $174,000 per annum.  The Board approved the grant of ten (10)-year warrants to purchase 1,000,000 shares at an exercise price of $.01 per share.  The warrants vested one quarter (250,000 shares) upon grant and 62,500 shall vest quarterly on the last day of each calendar quarter until the remaining 750,000 warrants vest on September 30, 2016.

On August 5, 2013, the Board of Directors of the Company approved a three-year extension to Mr. Francis’ employment agreement through August 31, 2016.  The Board approved the grant of ten (10)-year warrants for services rendered to purchase 400,000 shares at an exercise price of $.01 per share which vest over a three-year period.

On October 5, 2013, the Board of Directors granted Mr. Francis ten-(10) year warrants to purchase 200,000 shares at an exercise price of $.01 per share for services rendered, all of which were fully vested.  All of the foregoing issuances were simultaneous with the assignment of part of the warrants for estate planning purposes. The Board evaluated the performance of Mr. Francis relative to his compensation and determined that his contributions to the Company warranted bonus compensation. Mr. Francis was a critical manager in the development and implementation of the business model, the acquisitions, investor relations and capital formation. The Company raised over $20 Million in equity in 2013, which would not have been possible without the efforts of Mr. Francis, the Chairman and Dr. Thomas.

The Company entered into an Employment Agreement effective May 16, 2013, with Robert Potts.  Under this Agreement, Mr. Potts will serve as Chief Operating Officer of the Company for a five-year period.  The Agreement is automatically renewable for one-year periods on the same terms and conditions unless the Company gives written notice to Mr. Potts at least one-year before May 15, 2018.  Mr. Potts’s base salary is $300,000 per annum, however, he agreed to reduce his first year salary to $120,000.  Mr. Potts will be entitled to a bonus of $180,000 on December 31, 2014, in the event at least four power plant projects reach commercial operations by that date.  In addition, Mr. Potts will be entitled to a cash bonus equal to a percentage of pre-tax net profits of the Blue Earth CHP division above those forecasted at the time Mr. Potts’ employment commenced.  Mr. Potts will forfeit 25% per year (up to 75% in total) of the 3,070,000 shares of the Company’s Common Stock which he received upon the acquisition of IPS, subject to vesting as 7 initial power plants are turned on, if he terminates the Agreement without good reason on at least two months prior notice.  Mr. Potts also received warrants to purchase 1,200,000 shares exercisable at $1.18 per share for ten years, subject to a vesting schedule and based on performance. If the Agreement is terminated by Mr. Potts for good reason he will be entitled to an amount equal to his annual base salary for one year, any earned but unpaid bonus and any deferred compensation.  The Agreement is also terminable by the Company for cause.  The Agreement provides for a one-year restricted period following termination of employment, from engaging in a competitive business, or for soliciting employees from and terminating their employment with the Company or hiring any person previously employed by the Company within 90 days of such hiring.

The Company entered into an employment agreement effective May 16, 2013 with Brett Woodard to be the Chief Financial Officer of the Company.   It is a five-year agreement with substantially the same terms as Mr. Potts' agreement.

On January 31, 2014, the Company entered into a two-year employment agreement with Donald R. Kendall, Jr. which shall be automatically extended for one-year periods unless terminated by either party on at least thirty (30) days’ prior written notice.  There is no specific time requirement under the contract. Mr. Kendall is being compensated at the rate of $120,000 per annum.  He received an aggregate of 1,300,000 stock options under his employment contract exercisable at $2.00, the fair market value of the Company’s common stock, when the purchase price was agreed to on December 4, 2013.  The Company agreed to negotiate in good faith success fees for transactions he introduces or for which Kendall is actively involved.  Mr. Kendall is entitled to a year’s severance pay, plus earned bonuses if his contract is terminated by him for good reason or if he is terminated without cause.  Kendall is subject to a non-compete and non-solicitation for the longer of the period he is employed by the Company or for two years from the execution of his agreement.

Simultaneously with entering into Mr. Kendall’s employment, the Company purchased 100% of the equity interests in Kenmont Solutions Capital GP, LLC (“Kenmont”), the Company owned by Donald Kendall.  The Company issued 25,000 shares of its restricted common stock pursuant to an Equity Exchange Agreement.  The Company simultaneously entered into a Sale of Goodwill Agreement to purchase Kendall’s personal goodwill.  The purchase price for Kendall’s goodwill was 1,725,000 shares of restricted common stock of the Company and options to purchase 200,000 shares of common stock at an exercise price of $2.00 per share.  The above-described 1,750,000 restricted shares of the Company’s common stock are subject to an eighteen (18)-month lock-up period and for a leak-out provision for the following twelve (12)-month period ending thirty (30) months from January 31, 2014.

Consulting Agreements

In connection with the Company’s acquisition of IPS Engineering, Inc. it entered into substantially similar Independent Contractor and Service Agreements with Broadway Family Group LLC and Planet Investment Consultants, affiliates of IPS Engineering, Inc. on June 3, 2013, and July 1, 2013, respectively.  The agreements are for three years to provide consulting services to the Company.  The consultants each received warrants to purchase 1,200,000 shares exercisable at $1.18 per share for ten years.  The Warrants vest when the various power plants commence production and produce revenues.  The consultants are subject to non-solicitation and non-compete provisions during their consulting and for a one-year period thereafter.

The Company entered into an Independent Consulting Agreement effective as of November 15, 2011 with Remanco Inc., an entity controlled by David Lies, a principal shareholder of the Company.  On October 12, 2013, the Agreement was extended until November 14, 2014.  Mr. Lies was granted warrants to purchase 100,000 shares of Common Stock at $.01 per share for five years.   See “Certain Relationships and Related Transactions and Director Independence” below for information concerning various warrants issued to Members of Management.

Effective February 17, 2014, D. Jason Davis and Joseph Patalano entered into a consulting agreement with Blue Earth and ceased to serve as officers and directors or employees of Xnergy on that date.  They will focus their business time on project development, rather than construction of projects.  They will be paid a success fee on projects they develop.  Mr. Davis was paid $50,000 against future compensation that may be due to him, and Mr. Patalano was awarded 35,000 shares of common stock as a consultant fee.  Messrs. Davis and Patalano will be paid for projects they source and develop, a success fee of 8% of gross profits if no developer is involved, and 4% if a developer is involved, and for certain projects which the consultants develop they will be paid a developer fee mutually agreed to based on the economics of the project.

Equity Incentive Plan

On October 30, 2009, our board of directors and stockholders adopted the 2009 Equity Incentive Plan. The purpose of the 2009 Equity Incentive Plan is to provide an incentive to attract and retain directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage a sense of proprietorship, and to stimulate an active interest of these persons in our development and financial success. Under the 2009 Equity Incentive Plan, we are authorized to issue up to 4,542,000 shares of Common Stock, including incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended, non-qualified stock options, stock appreciation rights, performance shares, restricted stock and long term incentive awards. The 2009 Equity Incentive Plan is administered by a committee of the board of directors. On the closing  date of the 2009 Merger, certain of our executive officers, directors and other persons were granted options to purchase common stock exercisable at prices ranging from $0.90 to $1.00 per share.

On December 14, 2010, the Company granted Dale Gustavson and Robert Leebern each options to purchase 15,000 shares of Common Stock, exercisable for ten (10) years at $1.70 per share upon their joining the EEAB.

Effective January 1, 2011, upon the Castrovilla Acquisition, 23 employees of Castrovilla were granted an aggregate of 54,459 incentive stock options with one and three year vesting schedules exercisable for ten (10) years at $1.68 per share.  John Pink, President of Castrovilla, was granted a performance based incentive stock option to purchase 30,000 shares of Common Stock, exercisable for ten years at $1.68 per share.   As long as he is employed by Castrovilla, Mr. Pink’s option remained exercisable in three equal installments of 10,000 shares each on December 31, 2011, 2012 and 2013, only if Castrovilla operations as currently situated achieve EBITDA levels of $870,000, $1,044,000 and $1,252,000, respectively.  These levels were not achieved and these 30,000 options were cancelled.  Mr. Pink was also granted an option to purchase 13,332 shares of Common Stock exercisable for ten years at $1.68 per share exercisable in three equal installments of 4,444 shares which vested on December 31, 2011, 2012 and 2013, respectively.

Effective September 1, 2011, upon the Xnergy and HVAC Controls & Specialties, Inc. Acquisition, 27 employees of Xnergy, Inc. and 11 employees of HVAC Controls & Specialties, Inc. were granted an aggregate of 135,250 incentive stock options with one and three year vesting schedules exercisable for ten (10) years at $1.72 per share.  An aggregate of 94,329 of these options were subsequently cancelled.

On October 4, 2011, the Company granted John Pink options to purchase 450,000 shares of Common Stock exercisable at $1.72 per share for ten (10) years with one-third vested upon grant, one-third upon billing of 500 petroleum sites and one-third vested upon billing of an additional 1,000 petroleum sites, the latter of which two-thirds have not vested.

On January 1, 2012, the Company granted Philip Kranenburg options to purchase 1,000,000 shares of Common Stock as described above.  As a result of the termination of Mr. Kranenburg’s employment, he exercised an aggregate of 52,740 options and the remaining 947,260 were cancelled.

On October 16, 2012, the Company granted Edith Vasquez, a Company employee, options to purchase 10,000 shares of Common Stock exercisable at $1.23 per share for ten (10) years with one third-vested at grant and one-third vested annually thereafter.

On December 5, 2012, the Company granted three Xnergy, Inc. employees and one HVAC Controls & Specialties, Inc. employee an aggregate of 175,000 ten (10) year options to purchase Common Stock at $1.27 per share with one-half of the options vested on December 1, 2013 and the other one-half vesting on December 14, 2014.  An aggregate of 25,000 of these 25,000 options were subsequently cancelled.

On August 23, 2013, the Company granted 17 Millennium Power Solutions employees an aggregate of 100,000 incentive stock options with a vesting schedule of 1/3 vested after six months and 1/3 on the anniversary of the initial vesting and 1/3 on the vesting of the second anniversary of the initial vesting, exercisable for ten years at an exercise price of $2.90 per share.

On January 31, 2014, the Company granted Donald R. Kendall, Jr. incentive stock options under the 2009 Equity Incentive Plan to purchase 100,000 shares of Common Stock at $2.00 per share, the price on December 4, 2013 when the purchase price for his company was agreed upon and non-qualified stock options to purchase 1,400,000 shares of Common Stock at $2.00 per share.  The incentive stock options vest 50,000 shares on February 28, 2014 and 50,000 shares vest on February 28, 2015.  The non-qualified stock options vest 200,000 immediately and 1,200,000 at the end of eight (8) three-month periods in 150,000 share increments commencing upon the third month anniversary date of the date of grant.

As of March 25, 2014, the Company granted Ruben R. Fontes options to purchase an aggregate of 150,000 shares of common stock at $3.00 per share which vest over a three-year period.

As a result of the foregoing issuances, cancellations and exercises, there were options to purchase an aggregate of 1,061,872 shares of Common Stock issued and outstanding as of December 31, 2013 and 2,486,239 shares as of April 21, 2014.

Director Compensation

During 2011, 2012 and 2013, the entire Board of Directors consisted of Laird Cagan, Chairman of the Board and Johnny Thomas, Chief Executive Officer.  As stated above, the Company believed that Laird Cagan is an “independent director,” as that term is defined by listing standards of the national securities exchanges and SEC rules.  Effective January 1, 2014, the Board of Directors elected Governor Bill Richardson, James A. Kelly and Michael W. Allman, as independent directors.  The Company also elected Robert Potts, Chief Operating Officer of the Company, to the Board of Directors effective January 1, 2014.

Upon his joining the Board of Directors, Laird Cagan was granted 100,000 restricted shares of Common Stock with one-half vested immediately and one-half upon the first anniversary date.  Mr. Cagan also entered into a two-year consulting agreement under which he was granted warrants to purchase 500,000 shares of Common Stock (of which 62,500 were assigned to his then employer) exercisable at $1.24 per share (the average closing market price for the prior ten trading days).  The warrants vested 62,500 per quarter for the two-year-period beginning on the effective date of the consulting agreement and are exercisable for ten years, as amended. Mr. Cagan also entered into a services agreement dated November 6, 2012, under which he was granted warrants to purchase 1,000,000 shares of Common Stock exercisable at $0.01 per share and are exercisable for ten years. Mr. Cagan was granted ten year warrants exercisable at $0.01 per share to purchase 212,500 shares of Common Stock as equity compensation in conjunction with a $650,000 loan to the Company which has been repaid.  Mr. Cagan was granted ten-year warrants as of April 17, 2013, exercisable at $0.01 per share to purchase 1,000,000 shares of Common Stock in consideration of his serving as an emergency financing source.  Mr. Cagan was also granted ten-year warrants as of January 1, 2014 exercisable at $.01 per share to purchase 1,000,000 shares of Common Stock in consideration of services rendered. See "Certain Relationships and Related Transactions and Director Independence".

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Laird Cagan	$155,448 (1)		$3,634,483(2)

(1) Consists of accrued interest at the rate of 12% per annum paid to Mr. Cagan pursuant to a demand promissory note dated February 22, 2013 in the amount of $913,147, which includes prior amounts loaned to the Company.  Mr. Cagan has never received any cash director’s fees from the Company.

(2) Mr. Cagan was granted ten-year warrants as of April 17, 2013, exercisable at $0.01 per share to purchase 1,000,000 shares of Common Stock in consideration of his serving as an emergency financing source.  Mr. Cagan was granted ten-year warrants as of December 19, 2013, exercisable at $0.01 per share to purchase 1,000,000 shares of Common Stock in consideration of his performance as a director.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information as of April 21, 2014 regarding the beneficial ownership of our common stock, by (i) each person or entity who, to our knowledge, owns more than 5% of our common stock; (ii) our executive officers named in the Summary Compensation Table above; (iii) each director; and, (iv) all of our executive officers and directors as a group. Unless otherwise indicated in the footnotes to the following table, each person named in the table has sole voting and investment power and that person’s address is c/o Blue Earth, Inc., 2298 Horizon Ridge Parkway, Suite 205, Henderson, NV 89052.   Shares of common stock subject to options, warrants, or other rights currently exercisable or exercisable within 60 days of the date of this proxy statement, are deemed to be beneficially owned and outstanding for computing the share ownership and percentage of the stockholder holding the options, warrants or other rights, but are not deemed outstanding for computing the percentage of any other stockholder.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Beneficially Owned(1)

Executive Officers and Directors:
Johnny R. Thomas	1,132,000 (2)(3)	1.7%
Laird Q. Cagan	4,105,000(4)	6.1%
Brett Woodard	4,270,000(5)	6.6%
Robert Potts	4,270,000(5)(6)	6.6%
Donald R. Kendall, Jr.	2,235,090(7)	3.5%
William (Bill) Richardson	100,000(8)	*
James A. Kelly	100,000(8)	*
Michael W. Allman	100,000(8)	*
All executive officers and directors as a group eight (8) persons)	16,312,090(2)(3)(4)(5)	22.8%

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Beneficially Owned(1)

5% Owners
Ray Lundberg 1917 Prairie Road Saratoga Springs, UT 84048	4,270,000(5)	6.6%

Broadway Family Group LLC 1350 E. Flamingo Road # 77 Las Vegas, FL 33180 (10)	4,329,000 (5)(9)	6.7%

Green Planet Consultants LLC 20533 Biscayne Blvd., Suite 4-321 Miami, FL 33180 (11)	4,329,000 (5)(9)	6.7%

D. Jason Davis 2721 Loker Avenue West Carlsbad, CA 92010	3,391,092(12)	5.3%

David Lies 1701 E. Lake Avenue, Suite 260 Glenview, IL 60025	5,398,559(13)	8.2%

(1)    Based on 63,895,292 shares of our common stock outstanding on April 21, 2014.  Does not include shares of our common stock issuable upon exercise of outstanding options, warrants and warrants issuable upon grant and full exercise of Series C Warrants or conversion of Preferred Stock.

(2)  Represents shares issuable upon exercise of management warrants assigned by Johnny R. Thomas to JRT Trust for which he claims beneficial ownership.   Does not include any other warrants or shares issued under warrants issued pursuant to his employment agreement, as amended, and assigned to affiliates for estate planning purposes over which shares he does not have the power to vote or dispose of the shares and accordingly disclaims beneficial ownership. See “Executive Compensation” above.

(3)  Dr. Thomas intends to establish a Rule 10b5-1 Plan under the Exchange Act to sell shares of Common Stock held in the name of JRT Trust.  The plan will be implemented when he is not in possession of any material non-public information.

(4)    Includes (a) 300,000 shares beneficially owned by Cagan Capital LLC, a company that Mr. Cagan beneficially owns; (b) 100,000 shares beneficially owned by Mr. Cagan’s minor children; (c) 100,000 shares received by Mr. Cagan as a director (d) 437,500 warrants issued to Mr. Cagan that are exercisable at $0.01 per share; (e) 1,000,000 warrants exercisable at $0.01 per share issued as of April 17, 2013, in consideration of his serving as an emergency financing source; (f) 955,000 warrants issued under a consulting agreement in November 2012 at an exercise price of $.01 per share; (g) 212,500  warrants exercisable at $0.01 per share issued as compensation for a $650,000 loan to the Company, and (h) 1,000,000 warrants exercisable at $0.01 per share issued as of January 1, 2014 for services rendered as set forth under “Certain Relationships and Related Transactions and Director Independence” below.

(5)  Consists of 3,070,000 shares issued in exchange for shares owned in IPS Engineering, Inc. and also includes 1,200,000 shares issuable upon the exercise of the warrants issued pursuant to employment and consulting agreements dated May 16, 2013, at an exercise price of $1.18 per share and shall vest in accordance with the terms thereof.

(6)  The 3,070,000 shares described in Note (5) above were acquired by Robert Potts and assigned to Apiary Investment LLC, an entity of which the reporting person is a principal and beneficially owns.

(7)  Does not include an aggregate of 1,100,000 shares of common stock issuable upon exercise of options, which are not currently exercisable, however includes 200,000 options which vested on January 31, 2014, 50,000 which vested on February 28, 2014 and 150,000 options exercisable on April 30, 2014, as well as 30,000 shares issuable upon exercise of Class B Warrants.

(8)   Consists of restricted shares issued upon election to the Board of Directors which vest one-half on January 1, 2015 and one-half on January 1, 2016.

(9)  Includes 84,000 shares issued under a consulting agreement.

(10)   Allison Panos holds the power to vote and dispose of these shares.

(11)   Beatrice S. Beke holds the power to vote and dispose of these shares.

(12)   Includes 2,824,692 shares of Common Stock held by a trust of which Mr. Davis is the executor and beneficiary, and 566,400 shares of Common Stock issuable upon exercise of currently exercisable warrants held by Mr. Davis exercisable at $0.60 per share, as amended.

(13)  Consists of (a) 160,000 shares of Series C Preferred Stock convertible into 1,600,000 shares of common stock exclusive of any accrued dividends payable in common stock and (b) 182,000 shares of common stock held by Remanco Inc. of which Mr. Lies is a control person, 8,750 shares held by an IRA account and 3,507,609 shares held by Mr. Lies directly.  Does not include 800,000 shares issuable upon exercise of Class A warrants issued in connection with the Company’s Series C Preferred Stock Offering; 1,310,720 shares issuable upon exercise of Class B warrants which Mr. Lies and the Company have entered into a Blocking Amendment to such warrants, and 333,333 shares held in escrow by the Company pursuant to a promissory note and pledge agreement entered into by Mr. Lies.   Mr. Lies does not have the power to vote and dispose of shares under the Blocking Amendment.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Except as set forth below, during the past three years, there have been no transactions, whether directly or indirectly, between the Company and any of its officers, directors and 5% or greater shareholders, or their family members.

Employment Agreements/Warrants

The Company has entered into substantively similar employment agreements effective September 1, 2010, as last amended on August 5, 2013, with Dr. Johnny R. Thomas as Chief Executive Officer and President and John Francis as Vice President of Corporate Development and Investor Relations. Pursuant to their contracts, Messrs. Thomas and Francis were each awarded warrants to purchase 1,000,000 shares of Common Stock in August 2010; 1,000,000 warrants in April 2013 and 1,000,000 warrants to Dr. Thomas and 400,000 warrants to Mr. Francis in August 2013 and 200,000 warrants to Mr. Francis in October 2013, as set forth above under “Executive Compensation - Employment Agreements.”

On April 19, 2013, the Board of Directors awarded ten-year warrants to Laird Cagan, Johnny R. Thomas and John C. Francis, to each purchase 1,000,000 shares of Common Stock at $0.01 per share, with a combined value of $3,717,865.  The warrants issued to Johnny R. Thomas and John C. Francis were issued in consideration of the early exercise and/or assignment (without compensation) of management warrants granted to them in September 2010.  The Warrants were assigned and exercised by non-affiliated third parties to assist the Company with its cash flow needs.   An aggregate of approximately $1,734,000 was paid to the Company and zero cash was received by Johnny R. Thomas, John C. Francis or their affiliates. Since all of the prior warrants were assigned and/or exercised, Messrs. Thomas and Francis did not increase their ownership position through the grant of new warrants.  Mr. Cagan’s warrants were awarded in consideration of his serving as an emergency funding source and having relinquished his first lien position on Orange Center and Sun Valley projects to the Company’s senior lender.

Effective May 16, 2013, upon the Company’s acquisition of IPS Engineering, Inc., the Company entered into substantially similar five-year employment agreements with Robert Potts and Brett Woodard as Chief Operating Officer and Chief Financial Officer of the Company, respectively.  The Company also entered into a substantially similar five-year employment agreement with Ray Lundberg, to serve as a non-executive officer of the Company.   Each of these three officers were granted ten-year warrants to purchase 1,200,000 shares of Common Stock exercisable at $1.18 per share, with a combined value of $7,081,036.   See “Executive Compensation - Employment Agreements.”

On December 19, 2013, the Board of Directors awarded ten-year warrants, effective January 1, 2014, to Laird Cagan, Johnny R. Thomas and John C. Francis, to purchase 1,000,000 shares, 1,000,000 shares and 300,000 shares, respectively, of Common Stock at $0.01 per share, with a combined value of $5,508,949.  The warrants were awarded in consideration of reaching certain milestones in developing the operations of the Company.

On January 31, 2014, upon the Company’s acquisition of Kenmont Solutions Capital GP, LLC, the Company entered into an employment agreement with Donald R. Kendall, Jr. as Chief Executive Officer of Blue Earth Capital, Inc.  See “Executive Compensation - Employment Agreements.”

Consulting Agreement/Warrants

On February 22, 2013, the Company executed a demand promissory note to Mr. Cagan in the amount of $913,147 which included prior amounts loaned to the Company.  The note bore interest at the rate of 12% per annum.  Between March 19, 2013 and March 29, 2013 the Company received an aggregate of $420,000 in proceeds under demand notes payable from Mr. Cagan.  The Company also repaid $691,853 of principal and $58,147 of accrued interest on several of the above-described notes during 2013.  The demand notes payables accrued interest at 12% per annum and are unsecured.   Mr. Cagan was also granted ten-year warrants exercisable as of April 17, 2013, at $0.01 per share, valued at $1,239,288, to purchase 1,000,000 shares of Common Stock in consideration of his serving as an emergency financing source.

The Company granted Mr. Cagan 1,000,000 ten-year warrants exercisable at $0.01 per share, valued at $2,395,195, as of December 19, 2013.  These warrants were issued in recognition of his work in a tireless manner as an executive chairman without any cash compensation or bonus during the past three years.  This included his efforts in the successful acquisition of six companies and strategically rendering the business from a position of zero revenues and no employees to growth of over 100 employees, together with raising $20 million of equity and a market capitalization of approximately $150 million.

In connection with the Company’s May 16, 2013 acquisition of IPS Engineering Inc. the Company entered into substantially similar consulting agreements with Broadway Family Group LLC and Green Planet Consultants LLC for which they each received ten-year warrants to purchase 1,200,000 shares of common stock exercisable at $1.18 per share, valued at a total of $7,178,745.  See “Executive Compensation - Consulting Agreements.”

On August 5, 2013, the Board of Directors authorized the grant of 100,000 ten (10)-year warrants to David Lies or his assignees at an exercise price of $0.01 per share, valued at $308,197, under his consulting agreement with the Company.  See “Executive Compensation - Consulting Agreements” for information concerning a consulting agreement entered into with Remanco, Inc., an entity controlled by David Lies.

See “Executive Compensation” for information concerning a consulting agreement entered into with D. Jason Davis, a former officer and director of Xnergy and a principal shareholder of the Company.

CORPORATE GOVERNANCE DIRECTOR AND COMMITTEE INFORMATION

Composition of the Board of Directors. Since the adoption of the Sarbanes-Oxley Act in July 2002, there has been a growing public and regulatory focus on the independence of directors.  Additional requirements relating to independence are imposed by the Sarbanes-Oxley Act with respect to members of the Audit Committee.  The Board has established procedures consistent with the Sarbanes-Oxley Act of 2002, the Securities and Exchange Commission, and The NASDAQ Stock Market prior to the Company being listed on a national securities exchange.  During the year ended December 31, 2013, the Board of Directors consisted of two directors, Laird Cagan, Chairman of the Board, and Johnny R. Thomas, Chief Executive Officer.  They held one in-person meeting, two telephonic meetings and approved all other matters of the Board by unanimous written consent.  Commencing in 2014, with the addition of three new independent directors, the Company has approved all Board matters through unanimous written consent and telephonic meetings and intends to hold in-person meetings.

Independent Directors

We believe Laird Cagan is an “independent director,” as that term is defined by listing standards of the national securities exchanges and SEC rules, including the rules relating to the independence standards of an audit committee and the non-employee director definition of Rule 16b-3 of the Exchange Act.  The Company’s Board of Directors has elected Michael W. Allman, James A. Kelly and Governor Bill Richardson to its Board of Directors.   Each serves as an independent director for a two-year term which commenced on January 1, 2014. Each of these three persons will serve as an independent director and where noted on the respective committees listed below.

We believe that our Board of Directors should be composed of individuals with sophistication and experience in many substantive areas that impact our business.  We believe that experience, qualifications, or skills in the following areas are most important:  experience in the energy industry; regulatory; accounting and finance; capital markets; strategic planning; business development practices; and board practices of other corporations.  These areas are in addition to the personal qualifications described above for each director.  We believe that all of our current Board members possess the professional and personal qualifications necessary for Board service, and have highlighted particularly noteworthy attributes for each Board member in the individual biographies above.

Our combined heat and power and solar projects, generate electricity at the customer’s site, as such, they interface with the traditional electric grid. Mr. Allman and Mr. Kelly have managed large electric grids for many years; therefore their grid experiences are directly applicable to our core business. In addition, public utilities, such as those they managed for many years oversee multi-billion dollar rebate programs for energy efficiency. These experiences are directly relevant to our energy efficiency business. As part of the administration of the large rebate programs, the public utilities that they managed are early reviewers and evaluators of new technology.  Therefore, we believe they provide exceptional inputs to the Company when evaluating technology acquisitions and for marketing of our existing technology. Federal and State governments have many policies and programs that directly influence our business model in all areas, alternative energy, energy efficiency and technology. Governor Richardson provides valuable insight and access to the political process and political decision making leaders.

Board Committees

During the year ended December 31, 2013, the Board consisted of two directors and the Company did not have any committees. Effective January 1, 2014, the Board has delegated various responsibilities and authority to different Board committees. The Board has three standing committees:  the Compensation Committee, the Audit Committee and the Nominating and Corporate Governance committee.  The Board has appointed only independent directors to such committees.  The members of each committee are appointed by the Board and serve only one-year terms.  Committees regularly reported on their activities and actions to the full Board of Directors.  Each committee has a written charter adopted by the Board of Directors under which it operates.  As set forth below, copies of the respective charters are attached hereto as appendices to this Proxy Statement.

Audit Committee

The audit committee’s duties are to recommend to our board of directors the engagement of independent auditors to audit our financial statements and to review our accounting and auditing principles. The audit committee reviews the scope, timing and fees for the annual audit and the results of audit examinations performed by independent public accountants, including their recommendations to improve the system of accounting and internal controls. The audit committee oversees the independent auditors, including their independence and objectivity. However, the committee members are not acting as professional accountants or auditors, and their functions are not intended to duplicate or substitute for the activities of management and the independent auditors. The audit committee is empowered to retain independent legal counsel and other advisors as it deems necessary or appropriate to assist the audit committee in fulfilling its responsibilities, and to approve the fees and other retention terms of the advisors. Our audit committee members possess an understanding of financial statements and generally accepted accounting principles.    Michael W. Allman serves as Chairman of the Audit Committee, which also consists of James A. Kelly and Laird Q. Cagan.

Audit Committee Financial Expert.  The Board of Directors has determined that Michael W. Allman is an “audit committee financial expert” as such term is defined by the SEC. As noted above, Mr. Allman, as well as the other members of the Audit Committee, has been determined to be “independent” within the meaning of SEC and exchange regulations.

Compensation Committee

The compensation committee has certain duties and powers as described in its charter, including but not limited to periodically reviewing and approving our salary and benefits policies, compensation of our executive officers, administering our stock option plans, and recommending and approving grants of stock options under those plans. James A. Kelly serves as Chairman of the Compensation Committee, which also consists of Michael W. Allman and Laird Q. Cagan.

Nominating Committee

The nominating and corporate governance committee considers and makes recommendations on matters related to the practices, policies and procedures of the board of directors and takes a leadership role in shaping our corporate governance. As part of its duties, the nominating and corporate governance committee assesses the size, structure and composition of the board of directors and its committees, coordinates evaluation of board performance and reviews board compensation. The nominating and corporate governance committee also acts as a screening and nominating committee for candidates considered for election to the board of directors.  James A. Kelly serves as Chairman of the Nominating and Corporate Governance Committees, which also consists of Michael W. Allman and Laird Q. Cagan.

Compensation Committee Interlocks and Insider Participation

None of our directors or executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving as a member of our board of directors.

Director or Officer Involvement in Certain Legal Proceedings

Our directors and executive officers were not involved in any legal proceedings as described in Item 401(f) of Regulation S-K in the past ten years.

Directors’ and Officers’ Liability Insurance

We have directors’ and officers’ liability insurance insuring our directors and officers against liability for acts or omissions in their capacities as directors or officers, subject to certain exclusions. Such insurance also insures us against losses which we may incur in indemnifying our officers and directors. In addition, we have entered into indemnification agreements with key officers and directors and such persons shall also have indemnification rights under applicable laws, and our certificate of incorporation and bylaws.

Board Leadership Structure and Role in Risk Oversight

Although we have not adopted a formal policy on whether the Chairman and Chief Executive Officer positions should be separate or combined, we have determined that it is in the best interests of the Company and its shareholders to keep these roles separate.

Our Audit Committee is primarily responsible for overseeing our risk management processes on behalf of our board of directors. The Audit Committee receives and reviews periodic reports from management, auditors, legal counsel, and others, as considered appropriate regarding our company’s assessment of risks. In addition, the Audit Committee reports regularly to the full Board of Directors, which also considers our risk profile. The Audit Committee and the full Board of Directors focus on the most significant risks facing our company and our company’s general risk management strategy, and also ensure that risks undertaken by our Company are consistent with the Board’s appetite for risk. While the Board oversees our company’s risk management, management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing our company and that our Board leadership structure supports this approach.

Committees of the Board of Directors

In June 2013, the Board of Directors adopted charters relative to its audit committee, compensation committee and nominating committee.  However, until January 1, 2014, the entire Board determined all matters and no Committees had been formed.

Audit Committee Charter.    The Audit Committee performs its duties under a written charter approved by the Board of Directors. The Audit Committee charter is filed as  Appendix C to our proxy statement.

Independence of Audit Committee Members.    All members of the Audit Committee of the Board of Directors have been determined to be “independent directors” pursuant to the definition contained in Rule 5605(a)(2) of the NASDAQ Listing Rules and under the Rule 10A-3 under the Securities Exchange Act of 1934, as amended.

Compensation Committee Charter.    The Board of Directors has adopted a Compensation Committee charter to govern its Compensation Committee. The Compensation Committee charter is filed as  Appendix D  to our proxy statement.

Governance Committee Charter.    In June 2013, the Board adopted the Nominating and Corporate Governance Committee Charter, a copy of which is filed as  Appendix E  to our proxy statement.

Related Party Transactions

Reference is made to Footnote 13 to the Company’s financial statements included in the Company’s Annual Report for period ending December 31, 2013.

Code of Ethics

We have adopted a written code of ethics that applies to our directors, officers and employees, including principals executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  Our Code of Ethics is attached as Appendix F to our proxy statement and is also available without charge upon written request directed to Blue Earth, Inc., Attention: Secretary, 2298 Horizon Ridge Parkway, Suite 205 Henderson, Nevada 89052.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, named executive officers and persons holding more than 10% of a registered class of the equity securities of the Company to file with the SEC and to provide us with initial reports of ownership, reports of changes in ownership and annual reports of ownership of Common Stock and other equity securities of the Company. Based solely on a review of the reports furnished to us, or written representations from reporting persons that all reportable transaction were reported, we believe that during the fiscal year ended 2013, our officers, directors and greater than ten percent owners timely filed all reports they were required to file under Section 16(a), except as follows:

Two Form 4’s for D. Jason Davis and one Form 4 for Laird Cagan were filed late.

PROPOSAL 2

AMENDING THE CERTIFICATE OF INCORPORATION

TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK

The affirmative vote of a majority of the shares of Common Stock issued and outstanding is required for the approval of the proposal to amend the Company’s Articles of Incorporation and effect the increase in the authorized shares of the Company’s common stock, par value $.001 per share, from 100,000,000 to 500,000,000

The Certificate of Amendment to the Company's Articles of Incorporation that reflects the increase in the authorized common stock is attached hereto as Appendix A. The increase in the authorized common stock will become effective upon the filing of the Certificate of Amendment with the Secretary of State of the State of Nevada, which is expected to occur as soon as is reasonably practicable following shareholder approval of this proposal.

Reason for Increase

In order to permit the Company to raise capital or issue its common stock for other business purposes, the Company needs to increase the number of shares of its authorized common stock for issuance under its Articles of Incorporation. As a result of the increase in authorized common stock, the Company will be able to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, establishing strategic relationships with corporate partners, acquiring or investing in complementary businesses or products, providing equity incentives to employees, and effecting stock splits or stock dividends.

The Company is at all times investigating additional sources of financing which the board of directors believes will be in the Company’s best interests and in the best interests of the Company’s shareholders. While the Company hopes to raise money in the near future, it currently has no plans, arrangements or understandings for the issuance of additional shares at the present time.

Effects of Increase

With an increase in the Company’s authorized common shares, the board of directors will be able to issue those additional shares without the approval of the Company’s shareholders, except as may be required by applicable law. In general, the issuance of any new shares of common stock will cause immediate dilution to the Company’s existing stockholders, may affect the amount of any dividends paid to such stockholders and may reduce the share of the proceeds of the Company that they would receive upon liquidation of the Company. Another effect of increasing the Company’s authorized common stock may be to enable the Board of Directors to render it more difficult to, or discourage an attempt to, obtain control of the Company by means of a merger, tender offer, proxy contest or otherwise, and thereby protect the continuity of present management. The Board of Directors would, unless prohibited by applicable law, have additional shares of common stock available to effect transactions (such as private placements) in which the number of the Company's outstanding shares would be increased and would thereby dilute the interest of any party attempting to gain control of the Company, even if such party is offering a significant premium over the current market price of the common stock. Such an issuance of shares of common stock would increase the number of outstanding shares, thereby possibly diluting the interest of a party attempting to obtain control of the Company. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this resolution was not presented with the intent that the increase in the Company's authorized common stock be utilized as an anti-takeover measure.

DESCRIPTION OF SECURITIES

Authorized and Outstanding Capital Stock

The following description of our capital stock and provisions of our articles of incorporation and by-laws are summaries and are qualified by reference to our articles of incorporation and by-laws. Copies of these documents have been filed with the SEC as exhibits to our prior filings and referenced in the Annual Report.

We have authorized 125,000,000 shares of capital stock, par value $0.001 per share, of which 100,000,000 are shares of common stock and 25,000,000 are shares of “blank check” preferred stock.

Pursuant to Proposal 2, we are seeking approval to amend our Articles of Incorporation to authorize 525,000,000 shares of capital stock, par value $0.001 per share, of which 500,000,000 shall be shares of common stock and 25,000,000 shall be shares of preferred stock.

Common Stock

The holders of our common stock are entitled to one vote per share. In addition, the holders of our common stock will be entitled to receive ratably dividends, if any, declared by our board of directors out of legally available funds; however, the current policy of our board of directors is to retain earnings, if any, for operations and growth. Upon liquidation, dissolution or winding-up, the holders of our common stock will be entitled to share ratably in all assets that are legally available for distribution. The holders of our common stock will have no preemptive, subscription, redemption or conversion rights. The rights, preferences and privileges of holders of our common stock will be subject to, and may be adversely affected by, the rights of the holders of any series of preferred stock, which may be designated solely by action of our board of directors and issued in the future.

 As of April 21, 2014, 63,895,292 shares of Common Stock were issued and outstanding held by [164] shareholders of record and approximately 1,300 beneficial owners of our shares of Common Stock.

Preferred Stock

Our board of directors will be authorized, subject to any limitations prescribed by law, without further vote or action by our stockholders, to issue from time to time shares of preferred stock in one or more series. Each series of preferred stock will have the number of shares, designations, preferences, voting powers, qualifications and special or relative rights or privileges as shall be determined by our board of directors, which may include, among others, dividend rights, voting rights, liquidation preferences, conversion rights and preemptive rights.

On September 29, 2011, the Company filed a Certificate of Designation and Preferences with the Secretary of State of Nevada to authorize the issuance of up to 300,000 shares of Series A Convertible Preferred Stock, $10.00 face value, $.001 par value per share (“Series A Preferred Stock”). The Series A Preferred Stock was offered in a private placement (the “Preferred Stock Offering”) of Units each consisting of one share of Series A Preferred Stock at $10.00 per share and warrants to purchase one share of Common Stock for each two shares of Common Stock issuable upon conversion of Preferred Stock. An aggregate of 297,067 shares of Series A Preferred Stock were issued and outstanding convertible into 2,970,670 shares of Common Stock.  As of the date of this Prospectus all shares of Series A Preferred Stock were converted into shares of Common Stock.  The Series A Preferred Stock paid dividends at 8% per annum if paid in cash, or 12% if paid in Common Stock, all of which were paid in Common Stock. In the event of a conversion prior to the payment of the first year of dividends, the Company paid the holder such dividends equal to what the holder was to receive for the first full year from the date of issuance. Each share of Series A Preferred Stock was convertible at a rate of ten (10) shares of Common Stock, or $1.00 per share. Each share not previously converted by the holder was automatically converted by the Company at $1.00 per share (unless adjusted) upon the first to occur: (i) the fourth anniversary date of the issuance of the Series A Preferred Stock, or (ii) the closing price of the Common Stock trades at least $2.25 per share for 60 consecutive calendar days which occurred. The Series A Preferred Stock carried a $10.00 per share liquidation preference plus unpaid dividends, and voted on an as converted basis with the Common Stock.

On April 2, 2012, the Company filed a Certificate of Designation and Preference to authorize the issuance of up to 300,000 Shares of Series B Convertible Preferred Stock, $10.00 face value, $.001 par value per share (“Series B Preferred Stock”). The Series B Preferred Stock was virtually identical to the Series A Preferred Stock except it was automatically converted by the Company at $1.00 per share when the closing price of the Company’s Common Stock traded at least $2.20 (rather than $2.25) per share for 60 consecutive calendar days.  An aggregate of 283,052 shares of Series B Preferred Stock were sold.  As of the date of this Prospectus, all shares of Series B Preferred Stock were converted into shares of Common Stock.

On April 2, 2013, the Company filed a Certificate of Designation and Preference to authorize the issuance of up to 500,000 Shares of Series C Convertible Preferred Stock, $10.00 face value, $.001 par value per share (“Series C Preferred Stock”), which was subsequently amended to increase the authorized shares of Series C Convertible Preferred Stock to 910,000.  The Series C Preferred Stock is virtually identical to the Series A and B Preferred Stock except it may be automatically converted by the Company at $1.00 per share of the closing price of the Company’s Common Stock trades at least $2.18 per share for 60 consecutive calendar days. As of July 3, 2013, an aggregate of 903,500 shares of Series C Preferred Stock (of which 570,000 shares remained outstanding as of December 31, 2013) were issued and outstanding convertible into 9,035,000 shares of Common Stock and 465,900 shares of Series C Preferred Stock were outstanding as of April 21, 2014.

Warrants outstanding as of April 21, 2014

Pursuant to the Company’s Series C Preferred Stock Offering, the Company issued Class A Warrants to purchase one share of Common Stock (4,517,500) for each two shares of Common Stock issuable upon conversion of the Series C Preferred Stock.

The terms and conditions of the Class A Warrants are as follows:

• Each Class A Warrant is exercisable at $3.00 per share (the “Exercise Price”), until May 31, 2014, as extended;

• Upon exercise of a Class A Warrant, a holder thereof will receive in addition to one share of common stock, a Class B Common Stock Purchase Warrant exercisable at $6.00 per share, for a period of three (3) years from the date of issuance of such Class B Warrant;

• Upon exercise of a Class B Warrant, a holder will receive in addition to one share of common stock, a Class C Common Stock Purchase Warrant exercisable at $12.00 per share, for a period of three (3) years from the date of issuance of such Class C Warrant (collectively, the “Warrants”)

• The Exercise Price may be paid in non-cash consideration (e.g., property or promissory notes) at fair market value deemed acceptable by the Company;

• Upon prior written notice, the Exercise Price of the Warrants may be temporarily reduced. At the end of such discretionary reduction period, the price shall revert back to the original Exercise Price;

• All Warrants shall be redeemable on at least 30 days’ prior written notice, at $.001 per share, with the Company’s  right to simultaneously transfer those Warrants not exercised to accredited investors who agree to be standby purchasers. Any presently unidentified standby purchaser will be deemed to be an underwriter under the Securities Act and subject to the prospectus delivery requirements of the Securities Act;

• The exercise price is subject to adjustment for dividends or other distributions, reorganizations, consolidations, mergers or sale, but not for price protection, other than a discretionary temporary reduction as set forth above; and

• All underlying shares of Common Stock are being registered with the SEC under Registration Statement No. 333-189937.

Other Warrants outstanding at April 21, 2014.

Warrants to purchase 57,500 shares of common stock at an exercise price of $1.25 per share issued to the placement agents in connection with the 2009 Private Placement.

Warrants to purchase 151,931 shares of common stock at an exercise price of $1.75 per share issued to the placement agents in connection with the Series A, B and C Preferred Stock Offerings.

Warrants to purchase:  an aggregate of 4,650,000 performance warrants issued to management in August 2010, March 2011, April 2012, August 2013 and October 2013 exercisable at $.01 per share which were assigned for estate planning purposes to CKC, LLC (770,000), Camelot FLP (385,000), Putun LLC (725,000), JRT Trust (882,000), Lady Bug Trust (60,000), Cricket Trust (60,000), Manzano Limited Partnership and assignees (940,000), Dave Living Trust (28,000) and Bosque FLP (800,000).

Warrants to purchase 650,000 shares of Common Stock (originally 800,000 warrants) at $0.60 per share, as amended, to two officers of a subsidiary in exchange for indebtedness owed to them by the Company in March 2012.

Warrants to purchase 437,500 shares of Common Stock at $1.24 per share to Laird Q. Cagan, the Company’s Chairman of the Board and his designees, for consulting services; warrants to purchase 1,000,000 shares, as amended, of Common Stock at $0.01 per share granted to our Chairman of the Board (and his designees) in connection with a November 6, 2012 Consulting Agreement; warrants to purchase 212,500 shares of Common Stock at $0.01 per share as compensation for our Chairman’s loan to the Company; warrants to purchase 1,000,000 shares of Common Stock exercisable at $.01 per share awarded in April 2013 in consideration of a loan (of which 45,000 warrants have been gifted) and warrants to purchase 1,000,000 shares of Common Stock exercisable at $0.01 per share awarded in January 2014 for services rendered.

Warrants to purchase 300,000 shares of Common Stock at $1.00 per share to three consultants in December 2012.

Warrants to purchase 6,000,000 shares of Common Stock at $1.18 per share issued to three members of management and two employees in May 2013 pursuant to their employment and consulting contracts.

On May 7, 2012, the Company issued warrants to purchase 10,000 shares of Common Stock (originally 300,000) exercisable at $1.32 per share to 360 Partners LLC, an independent consultant.

Warrants to purchase 1,000,000 shares of Common Stock at $0.01 per share awarded on January 1, 2014 to a consultant for services rendered.

Warrants to purchase an aggregate of 1,300,000 shares of Common Stock at $0.01 per share awarded on January 1, 2014 to management which were assigned for estate planning purposes as follows:  Putun LLC (150,000), CKC LLC (150,000), Pikes LLC (500,000), Manzano Limited Partnership (250,000) and JRT Trust (250,000).

Redemption of Class A warrants.

On October 7, 2013, the Company issued a notice of redemption for an aggregate of 8,832,126 Class A Warrants included in the Company’s Registration Statement on Form S-1 (No. 333-181420).  An aggregate of 4,029,154 Class A Warrants were exercised by the holders and Standby Purchasers, while the balance were redeemed.

Expiration of Class A Warrants/Standby Purchasers

The Company has the option, without further compensation to the holder other than the payment of the $.001 redemption price per warrant to call for redemption the 4,517,500 Class A Warrants registered under this registration statement.   Upon the expiration of the Class A Warrants on May 31, 2014 (as extended) or upon an earlier warrant redemption date:  (a) the Company can cause any or all of the warrants which are not properly exercised on or before the maturity or redemption date to be assigned to one or more third parties (each, a “Standby Purchaser”), effectively immediately upon the maturity or redemption date, for the consideration equal to $.001 per non-exercised warrant payable to the Company, (b) each Standby Purchaser shall have the right to exercise the non-exercised warrants so assigned to such Standby Purchaser for a period of five (5) business days past the maturity or redemption date, as the case may be; and (c) any Standby Purchaser would be deemed to be an underwriter within the meaning of the Securities Act and subject to the prospectus delivery requirements of the Securities Act. The Company has agreed to pay FINRA member firms which introduce Standby Purchasers, or which directly exercise warrants, sales commissions of up to seven (7%) percent.  The Company may also pay a commitment fee directly to Standby Purchasers.  The Company does not have any agreements or understandings with any FINRA member firms to pay any corporation in connection with any possible redemption.

Transfer Agent

Our transfer agent is Empire Stock Transfer, 1859 Whitney Mesa Drive, Henderson, NV 89014.

Indemnification of Directors and Officers

Section 718.7502 of the Nevada Revised Statutes (“NRS”) provides, in general, that a corporation incorporated under the laws of the State of Nevada, as we are, may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding whether civil, criminal, administrative or investigative (other than a derivative action by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person (a) is not liable pursuant to Section 73.138 of the NRS, and (b) acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. In the case of a derivative action, a Nevada corporation may indemnify any such person against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person (a) is not liable pursuant to Section 73.138 of the NRS, and (b) acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation.

Our Articles of Incorporation and Bylaws provide that we will indemnify our directors, officers, employees and agents to the extent and in the manner permitted by the provisions of the NRS, as amended from time to time, subject to any permissible expansion or limitation of such indemnification, as may be set forth in any stockholders’ or directors’ resolution or by contract. In addition, our director and officer indemnification agreements with each of our directors and officers provide, among other things, for the indemnification to the fullest extent permitted or required by Nevada law, provided that no indemnitee will be entitled to indemnification in connection with any claim initiated by the indemnitee against us or our directors or officers unless we join or consent to the initiation of the claim, or the purchase and sale of securities by the indemnitee in violation of Section 16(b) of the Exchange Act.

Any repeal or modification of these provisions approved by our stockholders will be prospective only and will not adversely affect any limitation on the liability of any of our directors or officers existing as of the time of such repeal or modification.

We are also permitted to maintain insurance on behalf of any director, officer, employee or other agent for liability arising out of his actions, whether or not the NRS would permit indemnification.

Disclosure of Commission Position on Indemnification for Securities Act Liabilities

Insofar as indemnification for liabilities under the Securities Act may be permitted to officers, directors or persons controlling the Company pursuant to the foregoing provisions, the Company has been informed that it is the opinion of the Securities and Exchange Commission that such indemnification is against public policy as expressed in such Securities Act and is, therefore, unenforceable.

Anti-Takeover Effect of Nevada Law, Certain By-Law Provisions

Certain provisions of our Bylaws are intended to strengthen the board of directors’ position in the event of a hostile takeover attempt. These provisions have the following effects:

We are subject to the provisions of NRS 78.378 to 78.3793, inclusive, an anti-takeover law which applies to any acquisition of a controlling interest in an "issuing corporation." In general, such anti-takeover laws permit the articles of incorporation, bylaws or a resolution adopted by the directors of an "issuing corporation" (as defined in NRS 78.3788) to impose stricter requirements on the acquisition of a controlling interest in such corporation than the provisions of NRS 78.378 to 78.3793, inclusive, as well as permit the directors of an issuing corporation to take action to protect the interests of the corporation and its stockholders, including, but not limited to, adopting plans, arrangements or other instruments that grant or deny rights, privileges, power or authority to holder(s) of certain percentages of ownership and/or voting power. Further, an "acquiring person" (and those acting in association) only obtains such voting rights in the control shares as are conferred by resolution of the stockholders at either a special meeting requested by the acquiring person, provided it delivers an offeror's statement pursuant to NRS 78.3789 and undertakes to pay the expenses thereof, or at the next special or annual meeting of stockholders. In addition, the anti-takeover law generally provides for (i) the redemption by the issuing corporation of not less than all of the "control shares" (as defined) in accordance with NRS 78.3792, if so provided in the articles of incorporation or bylaws in effect on the 10th day following the acquisition of a controlling interest in an "issuing corporation", and (ii) dissenter's rights pursuant to NRS 92A.300 to 92A.500, inclusive, for stockholders that voted against authorizing voting rights for the control shares.

We are also subject to the provisions of NRS 78.411 to 78.444, inclusive, which generally prohibits a publicly held Nevada corporation from engaging in a "combination" with an "interested stockholder" (each as defined) that is the beneficial owner, directly or indirectly, of at least ten percent of the voting power of the outstanding voting shares of the corporation or is an affiliate or associate of the corporation that previously held such voting power within the past three years, for a period of three years after the date the person first became an "interested stockholder", subject to certain exceptions for authorized combinations, as provided therein.

In accordance with NRS 78.195, our articles of incorporation provide for the authority of the board of directors to issue shares of preferred stock in series by filing a certificate of designation to establish from time to time the number of shares to be included in such series and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof, subject to limitations prescribed by law.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2 TO AMEND ARTICLE THIRD OF THE CERTIFICATE, AND EFFECT AN INCREASE OF THE AUTHORIZED COMMON STOCK OF THE COMPANY TO 500,000,000 SHARES.

PROPOSAL 3

SUMMARY OF THE SHAREHOLDER RIGHTS PLAN

The following is a summary of certain material terms of the Shareholder Rights Plan, a copy of which is attached hereto as Appendix B. The summary is qualified in its entirety by reference to the full text of the Shareholder Rights Plan.   Shareholders are urged to read the Shareholder Rights Plan carefully prior to determining whether or not to vote in favor of approving the Shareholder Rights Plan.

Issuance of Rights

Under the Shareholder Rights Plan, the Company shall issue one right (a “Right”) in respect of each Common Share outstanding on the date the Shareholder Rights Plan is adopted (the “Record Time”) and may issue one Right in respect of each Common Share after the Record Time and prior to the earlier of the Separation Time (as defined below) and the Expiration Time (as defined below). The Company may, after the Separation Time, but prior to the Expiration Time, also issue one Right in respect of each Common Share which is issued after the Record Time pursuant to the exercise of securities convertible into Common Shares of the Company (“Convertible Securities”) which are outstanding as of the date of the first public announcement that any person or entity has become an Acquiring Person (as defined below)(the “Stock Acquisition Date”).

Exercise Price and Adjustment of Exercise Price and Number of Rights

Each Right will entitle the holder thereof, from and after the Separation Time and prior to the Expiration Time, to purchase, for $1.00 per share (the “Exercise Price”), one Common Share.  The Exercise Price has been determined by the Board to be in the best interest of the Company’s shareholders, based upon, among other things, its approximation of the Company’s long term growth during the next three-year life of the Shareholder Rights Plan and the Board’s determination that the Company’s Common Stock is currently undervalued.  The Exercise Price and the number of the Rights outstanding are subject to adjustment if, after the Record Time and prior to the Expiration Time, the Company performs certain actions that customarily trigger adjustments, including declaring or paying a dividend on its Common Shares; subdividing or changing the number of outstanding Common Shares into a greater number of Common Shares; combining or changing the number of outstanding Common Shares into a smaller number of Common Shares; or issuing any Common Shares at a purchase price less than the Exercise Price.

Exercise of Rights and Transferability

Until the Separation Time, the Rights shall not be exercisable and each Right will be evidenced by the certificate for the associated Common Share and will be transferable only together with, and will be transferred by a transfer of, such associated Common Share. From and after the Separation Time and prior to the Expiration Time, the Rights shall be exercisable and the registration and transfer of the Rights shall be separate from and independent of Common Shares.  Promptly following the Separation Time, the rights agent to be designated by the Board (the “Rights Agent”) will send to each holder of record of Common Shares as of the Separation Time or who subsequently becomes a holder of record of Common Shares upon the exercise of rights attaching to Convertible Securities outstanding at the Stock Acquisition Date, a rights certificate (the “Rights Certificate”) representing one Right for each Common Share. The Rights may be exercised in whole or in part on any business day after the Separation Time and prior to the Expiration Time by submitting to the Rights Agent, the Rights Certificate together with an election to exercise such Rights and payment of the Exercise Price for each Right being exercised. Upon receipt of the foregoing, the Rights Agent will direct the Company’s transfer agent to issue stock certificates to the holders exercising their Rights, representing one Common Share for each Right exercised.

Flip-in Event

A flip-in event (a “Flip-in Event”) occurs when any person or entity becomes an Acquiring Person (as defined below). If a Flip-In Event occurs, (prior to the Expiration Time) the Company shall take such action as shall be necessary to ensure and provide (within ten business days of such occurrence or such longer period as may be required to satisfy the requirements of applicable legislation of each of the states of the United States), that each Right shall thereafter constitute the right to purchase from the Company, upon exercise of the Right in accordance with the terms of the Shareholder Rights Plan, that number of Common Shares equal to the Common Shares for the equal right.

Upon the occurrence of any Flip-in Event, any Rights that are or were beneficially owned on or after the earlier of the Separation Time and the Stock Acquisition Date by an Acquiring Person or any person or entity acting jointly or in concert with an Acquiring Person or a transferee of Rights of an Acquiring Person or of any person or entity acting jointly or in concert with an Acquiring Per son who becomes a transferee in a transfer that the Board has determined is part of a plan, arrangement or scheme of an Acquiring Person shall become null and void without any further action, and any holder of such Rights shall not have any right whatsoever to exercise such Rights under the Shareholder Rights Plan and shall not have thereafter any right whatsoever with respect to such Rights.

Separation Time

Separation Time means the close of business on the tenth (10th) trading day after the earlier of (i) the Stock Acquisition Date; (ii) the date of the commencement of or first public announcement of the intent of any person (other than the Company or any subsidiary of the Company) to commence a take-over bid (other than a Permitted Bid or Competing Permitted Bid (as defined below)); (iii) the date upon which a take-over bid ceases to be a Permitted Bid or Competing Permitted Bid; or such later time as may be determined by the Board acting in good faith.

Expiration Time

If the shareholders confirm the Plan at the 2014 annual general meeting, the Expiration Time will be the earlier of (i) the date the Board waives or redeems the Rights or (ii) July 18, 2017, three (3) years from adoption of the Shareholder Rights Plan at the Meeting.

Acquiring Person

Acquiring Person means any person or entity who is the beneficial owner of twenty percent (20%) or more of the outstanding Common Shares and other voting securities of the Company (collectively, “Voting Shares”), provided, however, that the term Acquiring Person shall not include (i) the Company or any subsidiary or affiliate of the Company; (ii) any person who or entity which becomes the beneficial owner of twenty percent (20%) or more of the outstanding Common Shares and other voting securities of the Company as a result of any one or any combination of the following events defined below: (A) a Voting Share Reduction; (B) a Permitted Bid Acquisition; (C) an Exempt Acquisition; (D) a Convertible Security Acquisitions; or (E) a Pro Rata Acquisition; (iii) for the period of ten (10) days after the date of the first public announcement of a take-over bid, any person who or entity which becomes the beneficial owner of twenty percent (20%) or more of the outstanding Voting Shares as a result of such person or entity making or proposing to make a take-over bid; (iv) an underwriter or member of a banking or selling group that becomes the beneficial owner of twenty percent (20%) or more of the outstanding Voting Shares in connection with a distribution of securities of the Company; or (v) any employee or executive officer or director stock ownership or other employee or executive officer or director benefit plan, or trust for the benefit of employees of the Company or any subsidiary of the Company or any person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan or trust. In general:

a)

a Voting Share Reduction means an acquisition or redemption by the Company or a subsidiary of the Company of Voting Shares which, by reducing the number of Voting Shares outstanding or which may be voted, increases the proportionate number of Voting Shares beneficially owned by any person or entity;

b)	a Permitted Bid Acquisition means an acquisition made pursuant to a Permitted Bid or a Competing Permitted Bid;
c)

an Exempt Acquisition means a share acquisition in respect of which the Board has waived the applicable Shareholder Rights Plan (i) which was made on or prior to the Record Time; (ii) which was made pursuant to a dividend reinvestment plan; (iii) pursuant to the receipt or exercise of rights issued by the Company to all the holders of Common Shares to subscribe for or purchase Common Shares or Convertible Securities, provided that such rights are acquired directly from the Company; (iv) pursuant to a distribution by the Company of Common Shares or Convertible Securities made pursuant to a prospectus; or (v) pursuant to a distribution by the Company of Common Shares or Convertible Securities by way of a private placement by the Company or upon the exercise by an individual employee of stock options granted under a stock option plan of the Company, or by Board resolution, or rights to purchase securities granted under a share purchase plan of the Company where all necessary stock exchange approvals for such private placement, stock option plan or share purchase plan have been obtained and such private placement, stock option plan, stock option agreements or share purchase plan complies with the terms and conditions of such approvals and such person or entity does not become the beneficial owner of more than twenty-five (25%) of the Common Shares of the Company outstanding immediately prior to the distribution;

d)

a Convertible Security Acquisition means the acquisition of Common Shares upon the exercise of Convertible Securities received by such person or entity pursuant to a Permitted Bid Acquisition, Exempt Acquisition or a Pro Rata Acquisition; and

e)

a Pro Rata Acquisition means an acquisition by a person or entity of beneficial ownership of Voting Shares as a result of a dividend reinvestment acquisition; a stock dividend, a stock split or other event pursuant to which a person or entity becomes the beneficial owner of Voting Shares on the same pro rata basis as all other holders of Voting Shares; the acquisition or exercise by such person or entity of rights to purchase Voting Shares distributed to such person or entity in the course of a distribution to all holders of Voting Shares pursuant to a rights offering or pursuant to a prospectus; or a distribution of Voting Shares or securities convertible into or exchangeable for Voting Shares (and the conversion or exchange of such convertible or exchangeable securities), made pursuant to a prospectus or a distribution by way of a private placement; provided that the person or entity does not thereby acquire a greater percentage of such Voting Shares, or securities convertible into or exchangeable for Voting Shares, so offered than the person or entity’s percentage of Voting Shares beneficially owned immediately prior to such acquisition.

Permitted Bid and Competing Permitted Bid

A take-over bid will not trigger a Flip-in Event if it is a Permitted Bid or a Competing Permitted Bid. A permitted bid is a take-over bid made by way of a take-over bid circular to all holders of Voting Shares which also complies with the following additional provisions: (i) the take-over bid is made for any and all Voting Shares to all holders of record of Voting Shares wherever resident as registered on the books of the Company; (ii) the take-over bid contains, and the take up and payment for securities tendered or deposited thereunder shall be subject to, irrevocable and unqualified conditions that (A) no Voting Shares will be taken up or paid for pursuant to the take-over bid prior to the close of business on a date which is not earlier than the sixtieth (60th) day following the date of the take-over bid and unless at such date more than fifty percent (50%) of the Voting Shares held by independent shareholders have been deposited pursuant to the take-over bid and not withdrawn; (B) unless the take-over bid is withdrawn, Voting Shares may be deposited pursuant to such take-over bid at any time prior to the close of business on the date of first take-up or payment and that any Voting Shares deposited pursuant to the take-over bid may be withdrawn at any time prior to the close of business on such date; and (C) if as of a date not earlier than the sixtieth (60th) day following the date of the take-over bid more than fifty percent (50%) of the Voting Shares held by independent shareholders have been deposited pursuant to the take-over bid and not withdrawn, the offeror will make a public announcement of that fact and the take-over bid will remain open for deposits and tenders of Voting Shares for not less than ten business days from the date of such public announcement.

A Competing Permitted Bid is a take-over bid that is made after a Permitted Bid has been made and prior to the expiry of that Permitted Bid, that satisfies the requirement for a Permitted Bid, and that contains, and the take-up and payment for securities tendered or deposited thereunder are subject to, an irrevocable and unqualified condition that no Voting Shares will be taken up or paid for pursuant to the take-over bid prior to the close of business on a date that is no earlier than the later of (A) the earliest date on which Voting Shares may be taken up or paid for under any prior Permitted Bid in existence at the date of such take-over bid and (B) the last day on which the take-over bid must be open for acceptance after the date of such take-over bid under applicable legislation.

Agreement of Rights Holders

Every holder of Rights, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of Rights (i) to be bound by and subject to the provisions of this Shareholder Rights Plan in respect of all Rights held; (ii) that, prior to the Separation Time, each Right will be transferable only together with, and will be transferred by a transfer of, the associated Common Share; (iii) that after the Separation Time, the Rights Certificate will be transferable only upon registration of the transfer in the register for the Rights; (iv) that, prior to due presentment of a Rights Certificate for registration of transfer, the Company, the Rights Agent and any agent of the Company or the Rights Agent may deem and treat the person in whose name the Rights Certificate is registered as the absolute owner thereof and of the Rights evidenced thereby for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary; (v) that such holder of Rights has waived its right to receive any fractional Rights or any fractional shares upon exercise of a Right; (vi) that, without the approval of any holder of Rights and upon the sole authority of the Board acting in good faith, the Shareholder Rights Plan may be supplemented or amended from time to time as provided for in the Shareholder Rights Plan; and (vii) that neither the Company nor the Board nor the Rights Agent shall have any liability to any holder of a Right or any other person or entity as result of the inability of the Company, the Board or the Rights Agent to perform any of their obligations under the Shareholder Rights Plan by reason of any preliminary or permanent injunction or other order, decree, notice of hearing or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation, or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise inhibiting or restraining performance of such obligation.

Rights Holders Not Shareholders

No holder of any Rights or Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of any Common Share or any other share or security of the Company which may at any time be issuable on the exercise of the Rights, nor shall the Rights Agreement nor any Rights Certificate be construed or deemed or confer upon the holder of any Right or Rights Certificate any of the rights, titles, benefits or privileges of a holder of Common Shares or any other shares or securities of the Company or any right to vote at any meeting of shareholders of the Company or to receive notice of any meeting or other action affecting any holder of Common Shares or any other shares or securities of the Company.

Redemption and Waiver

The Board acting in good faith may, with the prior consent of holders of Voting Shares or the holders of Rights, at any time prior to the occurrence of a Flip-in Event, elect to redeem all but not less than all of the then outstanding Rights at a redemption price of $0.001 per Right (the “Redemption Price’), subject to adjustment. If the Board elects or is deemed to have elected to redeem the Rights subsequent to a Flip-in Event and such redemption is approved by the holders of Voting Shares or the holders of Rights, as applicable, the right to exercise the Rights will without further action and without notice, terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price.

The Board may also waive certain provisions of the Shareholder Rights Plan. Amongst other provisions, the Board acting in good faith may, prior to the occurrence of a Flip-in Event determine to waive the application of Shareholder Rights Plan to such particular Flip-in Event, provided that such Flip-in Event would occur by way of a takeover bid made by means of a takeover bid circular delivered to all holders of Voting Shares. The Board may also waive the application of the Shareholder Rights Plan in respect of the occurrence of any Flip-in Event if the Board of Directors has determined that a person or entity became an Acquiring Person by inadvertence and without any intention to become, or knowledge that it would become, an Acquiring Person under the Shareholder Rights Plan provided within ten (10) days after any such waiver by the Board, the person or entity reduces its beneficial ownership of Voting Shares such that the person or entity is no longer an Acquiring Person.

Supplements and Amendments

The Company may make changes to the Shareholder Rights Plan prior to or after the Separation Time to correct any clerical or typographical error or to maintain the validity of the Shareholder Rights Plan as a result of any change in any applicable legislation, rules or regulation without the approval of the holders of the Voting Shares or Rights. The Company may, with the approval of the holders of Voting Shares, at any time prior to the Separation Time, make changes to or rescind any of the provisions of the Shareholder Rights Plan and the Rights (whether or not such action would materially adversely affect the interests of the holders of Rights generally). The Company may, with the approval of the holders of Rights, at any time after the Separation Time, make changes to or rescind any of the provisions of the Shareholder Rights Plan and the Rights (whether or not such action would materially adversely affect the interests of the holders of Rights generally).

Vote Required for Approval

The affirmative vote of a majority of the votes cast at the Annual Meeting is required for the adoption of the Stockholder Rights Plan.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION

OF THE STOCKHOLDER RIGHTS PLAN.

PROPOSAL NO. 4

Advisory Vote on Executive Compensation

The Company is providing its shareholders with the opportunity to cast an advisory vote on executive compensation as described below.  We believe that it is appropriate to seek the views of shareholders on the design and effectiveness of the Company’s executive compensation program.

Our overall goal for the executive compensation program is to attract, motivate, and retain a talented and creative team of executives who will provide leadership for our success in very competitive markets in a competitive industry.  The Company seeks to accomplish this goal in a way that rewards performance and that is aligned with shareholders’ long-term interests.  We believe that our executive compensation program, which utilizes both short-term and long-term equity awards, satisfies this goal and is strongly aligned with the long-term interest of our shareholders.  The Company did not have a Compensation Committee during fiscal 2013, which went into effect on January 1, 2014 with the addition of three new independent directors.  We believe that the compensation program for the Named Executive Officers is instrumental in helping the Company achieve strong financial performance.

The Company requests shareholder approval of the compensation of the Company’s Named Executive Officers as disclosed pursuant to the Securities and Exchange Commission’s compensation rules (which include the narrative disclosures that accompany the compensation tables).

As an advisory vote, this proposal is not binding upon the Company.  However, the Compensation Committee, which is responsible for designing and administering our executive compensation program, values the opinions expressed by shareholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for the Named Executive Officers.

Vote Required

Approval of Proposal No. 4 requires that the number of votes cast in favor of the proposal exceeds the number of votes cast in opposition.  Abstentions and broker non-votes will not affect the outcome of this proposal.

THE BOARD RECOMMENDS THAT THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS, AS DISCLOSED PURSUANT TO ITEM 402 OF REGULATION S-K IS HEREBY APPROVED.

PROPOSAL NO. 5

Advisory Vote on the Frequency of Say-on-Pay Votes

The Company is providing shareholders an advisory vote to approve how often the Company votes on executive compensation as required by Section 14A of the Exchange Act. Section 14A was added to the Exchange Act by Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). The advisory vote to approve executive compensation is not a vote on the Company’s general compensation policies or the compensation of the Company’s Board of Directors. The Dodd-Frank Act requires the Company to hold the advisory vote to approve executive compensation at least once every three years.   We believe that our compensation policies and procedures align with the Company’s strategic objectives and the long-term interests of our shareholders.  Our compensation program is guided by the philosophy that total executive compensation should vary based on achievement of goals and objectives, both individual and corporate, and should be focused on long-term strategies to build stockholder value.   We believe that our philosophy and practices have resulted in executive compensation decisions that are appropriate and that have benefited the Company over time.

The Compensation Committee will generate an executive compensation program, which is intended to reward named executive officers for sustaining our financial and operating performance and leadership excellence, along with the limited use of executive perquisites and reasonable severance pay multiples contribute to an executive compensation program that is competitive yet strongly aligned with stockholder interests.

This Proposal No. 5 provides shareholders with the opportunity to cast an advisory vote on how often the Company should include a “say-on-pay” vote in its proxy materials for future annual shareholder meetings (or a special shareholder meeting for which we must include executive compensation information in the proxy statement for that meeting).  Under this Proposal No.5, shareholders may vote to have the say-on-pay vote every three years, or they may abstain.

We believe that say-on-pay votes should be conducted every three years.  This is the first year that shareholders are provided with the opportunity to cast a say-on-pay vote, and the Compensation Committee, which administers our executive compensation program, values the opinions expressed by shareholders and will consider the outcome of these votes in making its decisions on executive compensation in the future.

Vote Required

The option of “one year,” “two years,” or “three years” which receives the highest number of votes will be the option recommended by the shareholders.  Abstentions and broker non-votes will not affect the outcome of this approval.

Recommendation of the Board

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE ON PROPOSAL NO. 5 TO HOLD SAY-ON-PAY VOTES EVERY THREE YEARS (AS OPPOSED TO EVERY ONE YEAR OR EVERY TWO YEARS).

AUDIT COMMITTEE REPORT

The following report is being furnished with the Proxy Statement and is not deemed to be “soliciting material” or to be “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the 1934 Act and the report shall not be deemed to be incorporated by reference into any prior to subsequent filing by the Company under the Securities Act of 1933 or the Exchange Act.

The Audit Committee evidenced its completion of and compliance with the duties and responsibilities set forth in the adopted Audit Committee Charter through a formal written report dated and executed as of February 28, 2014.  A copy of that report is set forth below.

The Board of Directors

Blue Earth, Inc.

Fellow Directors:

The primary purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Corporation’s financial reporting process. The Audit Committee conducted its oversight activities for Blue Earth, Inc. and subsidiaries (the “Company”) in accordance with the duties and responsibilities outlined in the audit committee charter. The Audit Committee annually reviews the NASDAQ standard of independence for audit committees and its most recent review determined that the committee meets that standard.

The Company’s management is responsible for the preparation, consistency, integrity and fair presentation of the financial statements, accounting and financial reporting principles, systems of internal control, and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. The Corporation’s independent auditors, HJ & Associates LLC, are responsible for performing an independent audit of the financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the Unites States of America.

The Audit Committee was formed effective January 1, 2014 with the addition of two new independent directors in addition to Laird Cagan.  With the assistance and support of the Chief Financial Officer of the Company, the Audit Committee fulfilled its objectives, duties and responsibilities as stipulated in the audit committee charter concerning the audit of the Company’s financial statements during 2014.  They have provided adequate and appropriate independent oversight and monitoring of the Company’s systems of internal control in connection with the audit.

These activities included, but were not limited to, the following significant accomplishments:

•

Conducted the required communications with the Company’s external auditors as contemplated by Accounting Standard No. 16, Communications with Audit Committee;

•

Reviewed and discussed the audited financial statements with management; and

•

Received written disclosures and letter from the external auditors required by Independence Standards Board Standard No. 1, and discussed with the auditors their independence.

In reliance on the Committee’s review and discussions of the matters referred to above, the Audit Committee recommends the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, for filing with the Securities and Exchange Commission.

Respectfully submitted,

Blue Earth, Inc. Audit Committee

Michael W. Allman, James A. Kelly and Laird Q. Cagan

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Company’s Audit Committee reviews and approves audit and permissible non-audit services provided by its independent registered public accounting firm, as well as the fees charges for said services.

Appointment

On December 10, 2012, the Board of Directors approved the appointment of HJ & Associates, L.L.C. (“HJA”) as the independent registered public accounting firm of the Company.  HJA audited our financial statements for fiscal years ended December 31, 2011, 2012 and 2013.  HJA has been appointed by our Board of Directors to serve as our independent registered public accounting firm for the fiscal year ended December 31, 2014.

Representatives of HJA are not expected to be present at the Meeting.

On December 10, 2012, Lake & Associates CPA’s LLC (“Lake & Associates”) stated they would resign as the independent registered public accounting firm of the Company.  The resignation was accepted by the Board of Directors of the Company (the “Board”).

Item 304(a) of Regulation S-K

During the two most recent fiscal years and through the date of this report, there were no (1) disagreements with Lake & Associates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to its satisfaction would have caused Lake & Associates to make reference in its reports on the Company’s financial statements for such years to the subject matter of the disagreement, or (2) “reportable events,” as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

The audit reports of Lake & Associates on the financial statements of the Company, during the periods from December 31, 2010 through December 10, 2012, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that the reports stated there is substantial doubt about the Company’s ability to continue as a going concern.

The Company has requested that Lake & Associates furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements and, if not, stating the respects in which it does not agree.  A copy of such letter, dated  December 11, 2012, indicating that it is in agreement with such disclosures is filed as Exhibit 16.1 to Form 8-K filed with the SEC on December 13, 2012.

During the Company’s two most recent fiscal years and the subsequent interim periods preceding HJA’s engagement, neither the Company nor anyone on behalf of the Company consulted with HJA regarding the application of accounting principles to any specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements, and HJA did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue or any matter that was the subject of a “disagreement” or a “reportable event,” as such terms are defined in Item 304(a)(1) of Regulation S-K.

Auditors’ Fees

HJA was appointed as the independent registered public accounting firm for the fiscal year ended December 31, 2012. Subsequently, HJA was appointed as the independent registered public accounting firm for the fiscal year ended December 31, 2011 also.

In its review of non-audit services and its appointment of the independent registered public accounting firms, the Audit Committee considered whether the provision of such services is compatible with maintaining independence. All of the services provided and fees charged by the independent registered public accounting firms were approved by the Audit Committee.

The following table shows the fees for the fiscal years ended December 31, 3013, 2012 and 2011.

	Fiscal 2013 HJ & Associates, LLC	Fiscal 2012 HJ and Associates, LLC		Fiscal 2011 HJ and Associates, LLC
Audit Fees (1)	$59,210		$55,000	$10,000
Audit Related Fees(2)	$12,775	$		$0
Tax Fees	$0		$0	$0
All Other Fees (3)	$0		$0	$0
Total	$71,985		$55,000	$10,000

(1)	Audit fees - these fees relate to the audit of our annual financial statements and the review of our interim quarterly financial statements.

(2)	Audit related fees - these fees relate primarily to the auditors’ review of our registration statements and audit related consulting.

(3)	All Other Fees -these fees relate to the reaudit of our financial statements for the year ended December 31, 2011.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to our Board of Directors regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Board of Directors may also pre-approve particular services on a case-by-case basis.

DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS

As permitted by applicable law, only one copy of this proxy statement and annual report is being delivered to stockholders residing at the same address, unless such stockholders have notified the Company of their desire to receive multiple copies of this proxy statement or the Company's annual report.

The Company will promptly deliver, upon oral or written request, a separate copy of this proxy statement and/or the Company's annual report to any stockholder residing at an address to which only one copy of either such document was mailed. Requests for additional copies should be directed to the Company’s Secretary, at the Company’s corporate offices at Blue Earth, Inc., 2298 Horizon Ridge Parkway, Suite 205, Henderson, Nevada 89052, or by telephone at (702) 263-1808.

Stockholders who share an address can request the delivery of separate copies of future proxy statements or the Company's annual report upon written request, which should be directed to the Company’s Secretary, at the Company’s corporate offices at Blue Earth, Inc., 2298 Horizon Ridge Parkway, Suite 205, Henderson, Nevada 89052, or by telephone at (702) 263-1808.

Stockholders who share an address can request the delivery of a single copy of this proxy statement or a single copy of the Company's annual report upon written request. Such request should be directed to the Company’s Secretary, at the Company’s corporate offices at Blue Earth, Inc., 2298 Horizon Ridge Parkway, Suite 205, Henderson, Nevada 89052, or by telephone at (702) 263-1808.

Stockholder Communications

The Board welcomes communications from stockholders, which may be sent to the entire Board at the principal business address of the Company, Blue Earth, Inc. 2298 Horizon Ridge Parkway, Suite 205, Henderson, Nevada 89052, Attn: Corporate Secretary. Security holder communications are initially screened to determine whether they will be relayed to Board members. Once the decision has been made to relay such communications to Board members, the Secretary will release the communication to the Board on the next business day. Communications that are clearly of a marketing nature, or which are unduly hostile, threatening, illegal or similarly inappropriate will be discarded and, if warranted, subject to appropriate legal action.

Recognizing that director attendance at the Company’s annual meetings of stockholders can provide stockholders with an opportunity to communicate with members of the Board of Directors, it is the policy of the Board of Directors to encourage, but not require, the members of the Board to attend such meetings.

 AVAILABILITY OF PROXY MATERIALS

The Notice of Annual Meeting, Proxy Statement, Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2013 and Quarterly Report on Form 10-Q for the period ended March 31, 2014, are available at www.blueearthinc.com. Instead of receiving future copies of our Notice of Annual Meeting, Proxy Statement, Annual Report on Form 10-K and Quarterly Report on Form 10-Q by mail, shareowners of record and most beneficial owners can elect to receive an e-mail that will provide electronic links to these documents.  Opting to receive your proxy materials online will save us the cost of producing and mailing documents to your home or business, and also will give you an electronic link to the proxy-voting site.

OTHER MATTERS

The Board of Directors is not aware of any other matter other than those set forth in this proxy statement that will be presented for action at the meeting.  If other matters properly come before the meeting, the persons named as proxies intend to vote the shares they represent in accordance with their best judgment in the interest of the Company.

APPENDIX A

Amended Articles of Incorporation

A - 1

090203

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Blue Earth, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article Three of the Articles of Incorporation is hereby amended to reflect an increase in the number of authorized shares of all classes of stock which the Corporation shall have the authority to issue from 125,000,000 to 525,000,000 par value $.001 per share, such shares being designated as follows: (i) 500,000,000 shares of common stock of the Corporation; and (ii) 25,000,000 shares of blank check preferred stock.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

4. Effective date and time of filing: (optional) Date: Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Amend Profit-After
Revised: 11-27-13

A - 2

APPENDIX B

Shareholder Rights Plan

B - 1

RIGHTS AGREEMENT

RIGHTS AGREEMENT, dated as of July 18, 2014 (this “Agreement”) by and between Blue Earth, Inc., a Nevada corporation (the “Company”), and Empire Stock Transfer as rights agent (the “Rights Agent”);

WHEREAS it has been determined that it is in the best interests of the Company to adopt a shareholder rights plan to ensure, to the extent possible, that all shareholders of the Company are treated fairly in connection with any Take Over Bid (as defined below) for the Company;

          WHEREAS in order to implement the adoption of a shareholder rights plan as established by this Agreement, the Company has:

(a)

authorized the issuance and distribution of one right (a “Right”), effective as of the Record Time (as hereinafter defined) in respect of each Common Share (as hereinafter defined) outstanding at the Record Time; and

(b)

authorized the issuance of one Right in respect of each Common Share of the Company issued after the Record Time and prior to the earlier of the Separation Time (as hereinafter defined) and the Expiration Time (as hereinafter defined);

          WHEREAS each Right entitles the holder thereof, after the Separation Time, to purchase securities of the Company pursuant to the terms and subject to the conditions set forth herein;

          WHEREAS the Company desires to appoint the Rights Agent to act on behalf of the Company and the holders of Rights, and the Rights Agent is willing to so act, in connection with the issuance, transfer, exchange and replacement of Rights Certificates (as hereinafter defined), the exercise of Rights and other matters referred to herein; and

          WHEREAS the Company proposes that this Agreement be in place for a period of three years subject to further shareholder ratification as set out herein.

          NOW THEREFORE, in consideration of the premises and respective agreements set forth herein, the Company and the Rights Agent hereby agree as follows:

ARTICLE 1

DEFINITIONS; INTERPRETATION

1.1

Certain Definitions:

(a)

“Acquiring Person” means any Person who is the Beneficial Owner of twenty percent (20%) or more of the outstanding Voting Shares; provided, however, that the term “Acquiring Person” shall not include:

 (i)

the Company or any Subsidiary of the Company;

(ii)

any Person who becomes the Beneficial Owner of twenty percent (20%) or more of the outstanding Voting Shares as a result of any one or any combination of:

(A) Voting Share Reductions; (B) Permitted Bid Acquisitions; (C) Exempt Acquisitions; (D) Convertible Security Acquisitions; or (E) Pro Rata Acquisitions; provided, however, that if a Person shall become the Beneficial Owner of twenty percent (20%) or more of the outstanding Voting Shares by reason of any one or any combination of Voting Share Reductions, Permitted Bid Acquisitions, Exempt Acquisitions, Convertible Security Acquisitions or Pro Rata Acquisitions and, if thereafter, such Person, while such Person is the Beneficial Owner of twenty percent (20%) or more of the outstanding Voting Shares, becomes the Beneficial Owner of additional Voting Shares which result in an increase of such Person’s Beneficial Ownership of Voting Shares by more than one percent (1%) of the number of such Voting Shares outstanding as at the time of acquisition (other than pursuant to one or any combination of Voting Share Reductions, Permitted Bid Acquisitions, Exempt Acquisitions, Convertible Security Acquisitions or Pro Rata Acquisitions), then, as of the date such Person becomes the Beneficial Owner of such additional outstanding Voting Shares, such Person shall be an “Acquiring Person;

(iii)

for the period of ten (10) days after the Disqualification Date, any Person who becomes the Beneficial Owner of twenty percent (20%) or more of the outstanding Voting Shares as a result of such Person becoming disqualified from relying on paragraph 1.1(d)(v) solely because such Person makes or proposes to make a Take-over Bid alone or acting jointly or in concert with any other Person;

(iv)

an underwriter or member of a banking or selling group that becomes the Beneficial Owner of twenty percent (20%) or more of the outstanding Voting Shares in connection with a distribution of securities; or

(v)

any employee or executive or director stock ownership or other employee or executive or director benefit plan, or trust for the benefit of employees of the Company or any Subsidiary of the Company or any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan or trust;

(b)

“Affiliate means a Person that, directly or indirectly (including through one or more intermediaries), controls, is controlled by or is under common control with, such specified Person and a Person shall be deemed to be controlled by another Person if controlled in any manner whatsoever that results in control in fact by that person, whether directly or indirectly, and whether through securities ownership, a trust, a contract or otherwise;

(c)

“Associate means:

 (i)

anybody corporate, partnership or other organization of which such specified Person is an officer or partner;

 (ii)

any trust or other estate in which such specified Person has a substantial beneficial interest or as to which such specified Person serves as trustee or in a similar fiduciary capacity;

(iii)

any relative of such specified Person if that relative has the same residence as such specified Person, or any person to whom such specified Person is married, or any person with whom such specified Person is living in a conjugal relationship outside marriage, or any relative of such spouse or other person if that relative has the same residence as such specified Person;

(iv)

any Person who is a director of, officer of, partner in or trustee of such specified Person or of anybody corporate, partnership or other organization which is an Affiliate or Associate of such specified Person; and

(v)

any body corporate of which such specified Person beneficially owns, directly or indirectly, shares carrying more than ten percent (10%) of the voting rights attaching to all voting securities of the body corporate for the time being outstanding;

(d)

A Person shall be deemed the “Beneficial Owner” of, and to have “Beneficial Ownership of”, and to “Beneficially Own”:

 (i)

any securities as to which such Person, or any of such Person’s Affiliates or Associates is the direct or indirect owner at law or in equity;

(ii)

any securities as to which such Person or any of such Person’s Affiliates or Associates has the right to become the owner at law or equity (within sixty (60) days of the date of determination of Beneficial Ownership and whether or not on condition or the occurrence of any contingency) pursuant to any agreement, arrangement, pledge or understanding, whether or not in writing (other than customary agreements with and between underwriters and banking group or selling group members with respect to a distribution of securities pursuant to a prospectus or by way of private placement and other than pledges of securities in the ordinary course of business); and

(iii)

any securities which are Beneficially Owned within the meaning of paragraphs (i) or (ii) of this definition by any other Person with which such Person is acting jointly or in concert; provided, however, that a Person shall not be deemed the Beneficial Owner or to have Beneficial Ownership of, or to Beneficially Own, any security:

A.

where such security has been, or has been agreed to be, deposited or tendered pursuant to a Lock-up Agreement, or is otherwise deposited or tendered to any Take-over Bid made by such Person, made by any of such Person’s Affiliates or Associates or made by any other Person referred to in paragraph (iii) of this definition, until such deposited or tendered security has been unconditionally accepted for payment or exchange or taken up and paid for, whichever shall first occur;

(iv)

because such Person, any of such Person’s Affiliates or Associates or any other Person referred to in paragraph (iii) of this definition holds such security provided that:

A.

the ordinary business of such person (the “Investment Manager”) includes the management of investment funds for others (which others, for greater certainty, may include and be limited to one or more employee benefit plans or pension plans) and such security is held in the ordinary course of such business in the performance of the duties of the Investment Manager for the account of any other Person (the “Client”);

B.

such Person (the “Trust Company”) is licensed to carry on the business of a trust company under applicable law and, as such, acts as trustee or administrator or in a similar capacity in relation to the estates of deceased or incompetent Persons (each an “Estate Account”) or in relation to other accounts (each an “Other Account”) and holds such security in the ordinary course of such duties for the estate of any such Estate Accounts or for such Other Accounts;

C.

 the Person is established by statute for purposes that include, and the ordinary business or activity of such Person (in this definition, a “Statutory Body”) includes, the management of investment funds for employee benefit plans, pension plans, insurance plans of various public bodies and the Statutory Body holds such security for the purposes of its activities as such; or

D.

the Person (in this definition, an “Administrator”) is the administrator or trustee of one or more pension funds or plans (each, in this definition, a “Plan”) registered under the laws of the United States or the corresponding laws of the jurisdiction by which such Plan is governed or is such a Plan and the Administrator or Plan holds such security for the purposes of its activities as such;

but only if the Investment Manager, the Trust Company, the Statutory Body, the Administrator or the Plan, as the case may be, is not then making and has not announced a current intention to make a Take-over Bid, other than an Offer to Acquire Common Shares or other securities pursuant to a distribution by the Company or by means of ordinary market transactions (including prearranged trades entered into in the ordinary course of business of such Person) executed through the facilities of a stock exchange or an organized over-the-counter market, alone or by acting jointly or in concert with any other Person;

(vi)

because such Person:

A.

is a Client of the same Investment Manager as another Person on whose account the Investment Manager holds such security;

B.

has an Estate Account or an Other Account with the same Trust Company as another Person on whose account the Trust Company holds such security; or

C.

is a Plan with the same Administrator as another Plan on whose account the Administrator holds such security;

(vii)

because such Person:

A.

is a Client of an Investment Manager and such security is owned at law or in equity by the Investment Manager;

B.

has an Estate Account or an Other Account with a Trust Company and such security is owned at law or in equity by the Trust Company; or

C.

is a Plan and such security is owned at law or in equity by the Administrator of the Plan; or

(viii)

because such Person is the registered holder of securities as a result of carrying on the business of, or acting as nominee for, a securities depositary;

(e)

“Board of Directors” means the board of directors of the Company or any duly constituted and empowered committee thereof;

(f)

“Business Day” means any day other than a Saturday, Sunday or a day on which banking institutions in New York, New York are authorized or obligated by law to close;

 (g)

“Close of business” on any given date means the time on such date (or, if such date is not a Business Day, the time on the next succeeding Business Day) at which the Henderson, Nevada office of the principal transfer agent for the Common Shares (or, after the Separation Time, the Henderson, Nevada office of the Rights Agent) is closed to the public;

(h)

“Common Shares” means the shares of common stock par value $0.001 in the capital of the Company and any other shares in the capital of the Company into which such shares may be subdivided, consolidated, reclassified or changed; provided, however, that “common shares”, when used with reference to any Person other than the Company, shall mean the class or classes of shares (or similar equity interest) with the greatest per share voting power entitled to vote generally in the election of all directors of such other Person;

 (i)

“Competing Permitted Bid” means a Take-over Bid that:

A.

is made after a Permitted Bid or another Competing Permitted Bid has been made and prior to the expiry of that Permitted Bid or Competing Permitted Bid (in this definition, the “Prior Bid”);

B.

satisfies all the provisions of the definition of a Permitted Bid other than the requirements set out in clause 1.1(jj)(ii)(A)(1) of the definition of Permitted Bid; and

C.

contains, and the take-up and payment for securities tendered or deposited thereunder are subject to, an irrevocable and unqualified condition that no Voting Shares will be taken up or paid for pursuant to the Take-over Bid prior to the close of business on a date that is no earlier than the later of (A) the earliest date on which Voting Shares may be taken up or paid for under any Prior Bid in existence at the date of such Take-over Bid and (B) the last day on which the Take-over Bid must be open for acceptance after the date of such Take-over Bid under applicable United States securities laws, including the Exchange Act and the Nevada Revised Statutes;

(j)

“Controlled: a corporation is controlled by another Person or two or more Persons if:

A.

securities entitled to vote in the election of directors carrying more than fifty percent (50%) of the votes for the election of directors are held, directly or indirectly, by or on behalf of the other Person or Persons; and

B.

the votes carried by such securities are entitled, if exercised, to elect a majority of the board of directors of such corporation, and “control”, “controls” and “controlling” shall be interpreted accordingly;

 (k)

“Convertible Securities” means at any time any securities issued by the Company (including rights, warrants and options but other than the Rights) carrying any purchase, exercise, conversion or exchange right, but pursuant to which the holder thereof may acquire Voting Shares or other securities which are convertible into or exercisable or exchangeable for Voting Shares (in each case, whether such right is exercisable immediately or exercisable after a specified period and whether or not on condition or the happening of any contingency);

 (l)

“Convertible Security Acquisition” means the acquisition of Common Shares upon the exercise of Convertible Securities received by such Person pursuant to a Permitted Bid Acquisition, Exempt Acquisition or a Pro Rata Acquisition;

(m)

“Co-Rights Agent” has the meaning ascribed thereto in subsection 4.1(a);

(n)

“Disqualification Date” means the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report or filing made or filed pursuant to Sections 13(d) or 14 under the Exchange Act) that any Person has made or proposes to make a Take-over Bid alone or acting jointly or in concert with any other Person;

(o)

“Dividend Reinvestment Acquisition” means an acquisition of Voting Shares pursuant to a Dividend Reinvestment Plan;

(p)

“Dividend Reinvestment Plan” means a regular dividend reinvestment or other plan of the Company made available by the Company to holders of its securities where such plan permits the holder to direct that some or all of:

 A.

dividends paid in respect of shares of any class of the Company;

 B.

proceeds of redemption of shares of the Company;

 C.

interest paid on evidences of indebtedness of the Company; or

 D.

optional cash payments;

be applied to the purchase from the Company of Common Shares;

(q)

“Election to Exercise” has the meaning ascribed thereto in subsection 2.2(d);

(r)

“Exempt Acquisition” means a share acquisition:

A.

in respect of which the Board of Directors has waived the application of Section 3.1 pursuant to the provisions of subsection 5.1(d), 5.1(e) or 5.1(f);

B.

which was made on or prior to the Record Time;

C.

which was made pursuant to a Dividend Reinvestment Plan;

D.

pursuant to the receipt or exercise of rights issued by the Company to all the holders of the Common Shares to subscribe for or purchase Common Shares or Convertible Securities, provided that such rights are acquired directly from the Company and not from any other Person;

E.

pursuant to a distribution by the Company of Common Shares or Convertible Securities made pursuant to a prospectus; or

F.

pursuant to a distribution by the Company of Common Shares or Convertible Securities by way of a private placement by the Company or upon the exercise by an individual employee of stock options granted under a stock option plan of the Company or rights to purchase securities granted under a share purchase plan of the Company, where

 (i).

all necessary stock exchange approvals for such private placement, stock option plan or share purchase plan have been obtained and such private placement, stock option plan or share purchase plan complies with the terms and conditions of such approvals; and

(ii).

such Person does not become the Beneficial Owner of more than twenty (20%) of the Common Shares of the Company outstanding immediately prior to the distribution, and in making this determination the Common Shares to be issued to such Person in the distribution shall be deemed to be held by such Person but shall not be included in the aggregate number of outstanding Common Shares immediately prior to the distribution;

(s)

“Exercise Price” means the price at which a holder may purchase the securities issuable upon exercise of one whole Right and, until adjustment thereof in accordance with the terms hereof, the Exercise price shall be equal to $1.00 per share;

(t)

“Expansion Factor” has the meaning ascribed thereto in subsection 2.3(a);

(u)

“Expiration Time” means the earlier of:

 (i)

the Termination Time; or

(ii)

the earlier of three (3) years from the adoption of the Shareholder Rights Plan on July 18, 2014, or the close of the annual meeting of the shareholders of the Company held in 2017 (the “2017 Annual Meeting”) or if this Agreement is reconfirmed at the 2017 Annual Meeting pursuant to Section 5.16, the close of the 2020 Annual Meeting.

(v)

“Flip-in Event” means a transaction in or pursuant to which any Person becomes an Acquiring Person;

(w)

“Holder” has the meaning ascribed thereto in Section 2.8;

(x)

“Independent Shareholders” means holders of Voting Shares other than;

A.

any Acquiring Person;

B.

any Offeror;

C.

any Associate or Affiliate of any Acquiring Person or Offeror;

D.

any Person acting jointly or in concert with any Acquiring Person or any Offeror; and

 E.

any employee benefit plan, deferred profit sharing plan, stock participation plan or trust for the benefit of employees of the Company or any Subsidiary of the Company but excluding in any event a plan or trust in respect of which the employee directs the manner in which the Voting Shares are to be voted and directs whether the Voting Shares be tendered to a Take-over Bid;

(y)

“Lock-up Agreement” means an agreement between a Person and one or more holders of Voting Shares or Convertible Securities (each a “Locked-up Person”) (the terms of which are publicly disclosed and a copy of which is made available to the public (including the Company) not later than the date the Lock-up Bid (as defined below) is publicly announced or, if the Lock-up Bid has been made prior to the date on which such agreement is entered into, forthwith, and in any event not later than the date of such agreement), pursuant to which each such Locked-up Person agrees to deposit or tender Voting Shares or Convertible Securities (or both) to a Take-over Bid (the “Lock-up Bid”) made or to be made by the Person or any of such Person’s Affiliates or Associates or any other Person referred to in Clause (iii) of the definition of Beneficial Owner; provided that:

(i)

the agreement:

 A.

permits the Locked-up Person to terminate its obligation to deposit or tender, and permits the Locked-up Person to withdraw if already deposited or tendered, the Voting Shares or Convertible Securities (or both) from the Lock-up Bid in order to tender or deposit such securities to another Take-over Bid or to support another transaction that is more favorable than the Lock-up Bid; or

B.

(1) permits the Locked-up Person to terminate its obligation to deposit or tender, and permits the Locked-up Person to withdraw if already deposited or tendered, the Voting Shares or Convertible Securities from the agreement in order to tender or deposit the Voting Shares or Convertible Securities to another Take-over Bid, or to support another transaction that provides for a consideration for each Voting Share or Convertible Security that exceeds by as much as or more than a specified amount (the “Specified Amount”) the consideration for each Voting Share or Convertible Security contained in or proposed to be contained in, and is made for at least the same number of Voting Shares or Convertible Securities as, the Lock-up Bid; and

(2) does not by its term provide for a Specified Amount that is greater than seven percent (7%) over the consideration for each Voting Share or Convertible Security contained in or proposed to be contained in the Lock-up Bid;

and, for greater clarity, the agreement may contain a right of first refusal or permit a period of delay to give such Person an opportunity to at least match a higher consideration in another Take-over Bid and may provide for other similar limitation on a Locked-up Person’s right to withdraw Voting Shares or Convertible Securities (or both) from the agreement, as long as the Locked-Up Person can accept another bid or tender to another transaction; and

(ii)

no “break-up” fees, “top-up” fees, penalties, expenses or other amounts that exceed in the aggregate the greater of:

A.

the cash equivalent of $10,000 of the price or value payable under the Lock-up Bid; and

B.

fifty percent (50%) of the amount by which the price or value payable under another Take-over Bid or transaction to a Locked-up Person exceeds the price or value of the consideration that such Locked-up Person would have received under the Lock-up Bid, are payable by a Locked-up Person pursuant to the agreement in the event a Locked-up Person fails to deposit or tender Voting Shares or Convertible Securities (or both) to the Lock-up Bid, withdraws Voting Shares or Convertible Securities (or both) previously tendered thereto or supports another transaction.

(z)

“Market Price” per share of any securities on any date of determination shall mean the average of the daily closing prices per share of such securities (determined as described below) on each of the ten (10) consecutive Trading Days through and including the Trading Day immediately preceding such date; provided, however, that if an event of a type analogous to any of the events described in Section 2.3 shall have caused the closing price in respect of any Trading Day used to determine the Market Price not to be fully comparable with the closing price on such date of determination or, if the date of determination is not a Trading Day, on the immediately preceding Trading Day, each such closing price so used shall be appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 in order to make it fully comparable with the closing price on such date of determination.

The closing price per security of any securities on any date shall be:

(i)

the closing sale price for each such security as reported by the principal stock exchange or securities quotation system on which such securities are listed or admitted to trading (based on the volume of securities traded during the most recently completed financial year);

(ii)

if for any reason none of the prices described in Clause (i) above are available for such date or the securities are not listed or admitted to trading on a stock exchange or securities quotation system, the last board lot sale price or, if such price is not available, the average of the closing bid and asked prices, for each such security on such date as reported by such other securities exchange or securities quotation system on which such securities are listed or admitted to trading (and if such securities are listed or admitted to trading on more than one other stock exchange or securities quotation system such prices shall be determined based on the stock exchange or securities quotation system on which such securities are then listed or admitted to trading on which the largest number of such securities were traded during the most recently completed financial year);

(iii)

if for any reason none of the prices described in Clauses (i) and (ii) above are available for such date or the securities are not listed or admitted to trading on a stock exchange in the United State or any other securities exchange or securities quotation system, the last sale price, or if no sale takes place, the average of the high bid and low asked prices for each such security on such date in the over-the-counter market, as quoted by any reporting system then in use (as determined by the Board of Directors); or

(iv)

if for such date none of the prices described in Clauses (i), (ii) and (iii) above are available or the securities are not listed or admitted to trading on a stock exchange or any other securities exchange and are not quoted by any reporting system, the average of the closing bid and asked prices for such date as furnished by a professional market maker making a market in the securities selected in good faith by the Board of Directors.

Notwithstanding the foregoing, where the Board of Directors is satisfied that the Market Price of securities as determined herein was affected by an anticipated or actual Take-over Bid or by improper manipulation, the Board of Directors may, acting in good faith, determine the Market Price of securities, such determination to be based on a finding as to the price at which a holder of securities of that class could reasonably have expected to dispose of his, her or its securities immediately prior to the relevant date excluding any change in price reasonably attributable to the anticipated or actual Take-over Bid or to the improper manipulation;

(aa)

“Securities Act” means the Securities Act of 1933 of the United States, as amended, and the rules and regulations thereunder, as in effect on the date of this Agreement or as the same may be amended, re-enacted or replaced by any comparable or successor laws or regulations thereto;

(bb)

“Exchange Act” means the Securities Exchange Act of 1934 of the United States, as amended, and the rules and regulations thereunder, as in effect on the date of this Agreement or as the same may be amended, re-enacted or replaced by any comparable or successor laws or regulations thereto;

(cc)

“Nevada Business Corporation Act” shall mean the Nevada Business Corporation Act, as amended, and the rules and regulations thereunder, as in effect on the date of this Agreement or as the same may be amended, re-enacted or replaced by any comparable or successor laws or regulations thereto;

(dd)

“Nominee” has the meaning ascribed thereto in subsection 2.2(c);

(ee)

“Offer to Acquire” shall include:

(i)

an offer to purchase, or a solicitation of an offer to sell, Voting Shares or Convertible Securities, and

(ii)

an acceptance of an offer to sell Voting Shares or Convertible Securities, whether or not such offer to sell has been solicited,

(iii)

or any combination thereof, and the Person accepting an offer to sell shall be deemed to be making an Offer to Acquire to the Person that made the offer to sell;

(ff)

“Offeror” means a Person who has announced an intention to make or who has made a Take-over Bid (including a Permitted Bid or Competing Permitted Bid but excluding an Offer to Acquire made by an Investment Manager, Trust Company, Statutory Body, Administrator or Plan referred to in clause 1.1(d)(v) of the definition of Beneficial Owner pursuant to a distribution by the Company or by means of ordinary market transactions (including pre-arranged trades entered into in the ordinary course of business of such Person) in the circumstances contemplated in clause 1.1(d)(v) but only so long as the Take-over Bid so announced or made has not been withdrawn or terminated or has not expired;

(gg)

“Offeror’s Securities” means the Voting Shares Beneficially Owned by an Offeror on the date of an Offer to Acquire;

(hh)

“Ordinary Course Dividends” means cash dividends paid in any fiscal year of the Company to the extent that such cash dividends, in the aggregate, do not exceed the greatest of:

 (i)

12% of the aggregate amount of cash dividends declared payable by the Company on its Common Shares in its immediately preceding fiscal year;

(ii)

12% of the arithmetic mean of the aggregate amounts of cash dividends declared payable by the Company on its Common Shares in its three immediately preceding fiscal years; and

(iii)

12% of the aggregate consolidated net income of the Company, before extraordinary items, for its immediately preceding fiscal year;

(ii)

“Permitted Bid” means a Take-over Bid made by an Offeror by way of a take-over bid circular which also complies with the following additional provisions:

(i)

the Take-over Bid is made for any and all Voting Shares to all holders of record of Voting Shares wherever resident as registered on the books of the Company, other than the Offeror;

(ii)

the Take-over Bid contains, and the take up and payment for securities tendered or deposited thereunder shall be subject to, irrevocable and unqualified conditions that:

 A.

no Voting Shares will be taken up or paid for pursuant to the Take-over Bid:

1.

prior to the close of business on a date which is not earlier than the sixtieth (60th) day following the date of the Take-over Bid; and

2.

unless at such date more than fifty percent (50%) of the Voting Shares held by Independent Shareholders have been deposited pursuant to the Take-over Bid and not withdrawn;

B.

unless the Take-over Bid is withdrawn, Voting Shares may be deposited pursuant to such Take-over Bid at any time prior to the close of business on the date of first take-up or payment described in subparagraph (ii)(A)(l) of this definition and that any Voting Shares deposited pursuant to the Take-over Bid may be withdrawn at any time prior to the close of business on such date; and

C.

if the condition set forth in subparagraph (ii)(A)(2) is satisfied, the Offeror will make a public announcement of that fact and the Take-over Bid will remain open for deposits and tenders of Voting Shares for not less than ten (10) Business Days from the date of such public announcement;  provided that:

(I)

if a Take-over Bid constitutes a Competing Permitted Bid, the term “Permitted Bid” shall also mean the Competing Permitted Bid;

(II)

a Permitted Bid will cease to be a Permitted Bid at any time when such bid ceases to meet any of the provisions of this definition; and that, at such time, any acquisition of Voting Shares made pursuant to such Permitted Bid, including any acquisition of Voting Shares theretofore made, will cease to be a Permitted Bid Acquisition;

(jj)

“Permitted Bid Acquisition” means an acquisition made pursuant to a Permitted Bid or a Competing Permitted Bid;

(kk)

“Person” shall include any individual, firm, partnership, association, trust, trustee, executor, administrator, legal personal representative, body corporate, corporation, unincorporated organization or association, syndicate, government and its agencies or other entity or group, whether or not having legal personality and any of the foregoing acting in any derivative, representative or fiduciary capacity;

(ll)

“Pro Rata Acquisition” means an acquisition by a person of Beneficial Ownership of Voting Shares as a result of: a Dividend Reinvestment Acquisition; a stock dividend, a stock split or other event pursuant to which a Person becomes Beneficial Owner of Voting Shares on the same pro rata basis as all other holders of Voting Shares; the acquisition or exercise by such Person of rights to purchase Voting Shares distributed to such Person in the course of a distribution to all holders of Voting Shares pursuant to a rights offering or pursuant to a prospectus; or a distribution of Voting Shares or securities convertible into or exchangeable for Voting Shares (and the conversion or exchange of such convertible or exchangeable securities), made pursuant to a prospectus or a distribution by way of a private placement; provided that the Person does not thereby acquire a greater percentage of such Voting Shares, or securities convertible into or exchangeable for Voting Shares, so offered than the Person’s percentage of Voting Shares Beneficially Owned immediately prior to such acquisition;

(mm)

“Record Time” means the close of business on July 18, 2014;

(nn)

“Redemption Price” has the meaning ascribed thereto in subsection 5.1(a);

(oo)

“Right” means a right to purchase a Common Share, upon the terms and subject to the conditions set forth in this Agreement;

(pp)

“Rights Agent” means Empire Stock Transfer, the rights agent appointed by the Company to act as agent for the Company in accordance with the terms and conditions of this Agreement;

(qq)

“Rights Certificate” has the meaning ascribed thereto in subsection 2.2(c) and shall be in substantially the form set out in Exhibit A to this Agreement;

(rr)

“Rights Registrar” means Empire Stock Transfer, the registrar for the Rights appointed pursuant to subsection 2.6(a) of this Agreement

(ss)

“Rights Register” has the meaning ascribed thereto in subsection 2.6(a);

(tt)

“Separation Time” means the close of business on the tenth (10th) Trading Day after the earlier of:

(i)

the Stock Acquisition Date;

(ii)

the date of the commencement of or first public announcement of the intent of any Person (other than the Company or any Subsidiary of the Company) to commence a Take-over Bid (other than a Permitted Bid or Competing Permitted Bid); and

(iii)

the date upon which a Take-over Bid ceases to be a Permitted Bid or Competing Permitted Bid;

or such later time as may be determined by the Board of Directors (or any committee of the Board of Directors so designated by the Board of Directors) acting in good faith provided that, if the foregoing results in the Separation Time being prior to the Record Time, the Separation Time shall be the Record Time, and further provided that:

A.

if any Take-over Bid referred to in paragraph (ii) of this definition expires, or is cancelled, terminated or otherwise withdrawn prior to the Separation Time, such Take-over Bid shall be deemed, for the purposes of this definition, never to have been made; and

B.

if the Board of Directors determines pursuant to subsection 5.1(d), (e) or (f) to waive the application of Section 3.1 to a Flip-in Event, the Separation Time in respect of such Flip-in Event shall be deemed never to have occurred;

 (uu)

“Special Meeting” means a special meeting (including a combined annual and special meeting) of the holders of Voting Shares called by the Board of Directors for the purpose of:

(i)

ratifying the distribution and continued existence of the Rights in accordance with Section 5.16; or

(ii)

approving an amendment, variation or rescission of any of the provisions of this Agreement pursuant to subsections 5.4(b), 5.4(c) or 5.4(e);

(vv)

“Stock Acquisition Date” means the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report or filing made or filed pursuant to Sections 13(d) or 14 of the Exchange Act by the Company or an Acquiring Person indicating that a Person has become an Acquiring Person;

(ww)

“Subsidiary”: a corporation shall be deemed to be a Subsidiary of another corporation if:

(i)

it is controlled by:

A.

that other; or

B.

that other and one or more corporations each of which is controlled by that other; or

C.

two or more corporations each of which is controlled by that other; or

(ii)

it is a Subsidiary of a corporation that is that other’s Subsidiary;

(xx)

“Take-over Bid” means an Offer to Acquire Voting Shares or other securities if, assuming the Voting Shares or other securities subject to the Offer to Acquire are acquired at the date of the Offer to Acquire by the Person making the Offer to Acquire, such Voting Shares (including all Voting Shares that may be acquired upon exercise of all rights of conversion, exchange or purchase attaching to the other securities) together with the Offeror’ s Securities would constitute in the aggregate twenty percent (20%) or more of the outstanding Voting Shares at the date of the Offer to Acquire;

(yy)

“Termination Time” means the time at which the right to exercise Rights shall terminate pursuant to Sections 5.1 or 5.16;

(zz)

“Trading Day”, when used with respect to any securities, means a day on which the principal securities exchange or quotation system on which such securities are listed or admitted to trading is open for the transaction of business or, if the securities are not listed or admitted to trading on any  securities exchange or quotation system, a Business Day;

(aaa)

“Voting Shares” means the Common Shares and any other shares of capital stock or voting interests of the Company entitled to vote generally in the election of all directors; and

(bbb)

“Voting Share Reduction” means an acquisition or redemption by the Company or a Subsidiary of the Company of Voting Shares which, by reducing the number of Voting Shares outstanding or which may be voted, increases the proportionate number of Voting Shares Beneficially Owned by any Person.

1.2      Headings.  The division of this Agreement into Articles, Sections, subsections, paragraphs and subparagraphs and the insertion of headings, subheadings and a table of contents are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

1.3      References to Agreement

           References to “this Agreement”, “hereto”, “herein”, “hereby”, “hereunder”, “hereof” and similar expressions refer to this Agreement, as amended or supplemented from time to time, and not to any particular Article, Section, subsection, paragraph, subparagraph or other provision hereof and include any and every instrument supplemental or ancillary hereto. Unless the context otherwise requires, references in this Agreement to an Article, Section, subsection, paragraph, subparagraph or Exhibit by number, letter or otherwise refer to the Article, Section, subsection, paragraph, subparagraph or Exhibit, respectively, bearing that designation in this Agreement.

1.4     Calculation of Number and Percentage of Beneficial Ownership of Outstanding Voting Shares

           For purposes of this Agreement, the percentage of outstanding Voting Shares Beneficially Owned by any Person shall be and be deemed to be the product determined by the formula: 100 multiplied by A/B where:

A =

the number of votes for the election of all directors generally attaching to the outstanding Voting Shares Beneficially Owned by such Person; and

B =

the number of votes for the election of all directors generally attaching to all outstanding Voting Shares.

           For the purpose of the foregoing formula, where any person is deemed to Beneficially Own unissued Voting Shares which may be acquired pursuant to Convertible Securities, such Voting Shares shall be deemed to be outstanding for the purpose of calculating the percentage of Voting Shares Beneficially Owned by such Person in both the numerator and the denominator, but no other unissued Voting Shares which may be acquired pursuant to any other outstanding Convertible Securities shall, for the purposes of that calculation, be deemed to be outstanding.

1.5      Acting Jointly or in Concert

           For purposes of this Agreement, a Person is acting jointly or in concert with every other Person who is a party to any agreement, commitment or understanding, whether formal or informal and whether or not in writing, with the first mentioned Person for the purpose of acquiring or offering to acquire Voting Shares (other than customary agreements with and between underwriters and/or banking group and/or selling group members with respect to a distribution of securities pursuant to a prospectus or by way of private placement and other than pursuant to pledges of securities in the ordinary course of business).

1.6      Generally Accepted Accounting Principles

           Wherever in this Agreement reference is made to generally accepted accounting principles, such reference shall be deemed to be the recommendations at the relevant time of the Financial Accounting Standards Board or any successor institute, applicable on a consolidated basis (unless otherwise specifically provided herein to be applicable on an unconsolidated basis) as at the date on which a calculation is made or required to be made in accordance with generally accepted accounting principles. Where the character or amount of any asset or liability or item of revenue or expense is required to be determined, or any consolidation or other accounting computation is required to be made for the purpose of this Agreement or any document, such determination or calculation shall, to the extent applicable and except as otherwise specified herein or as otherwise agreed in writing by the parties, be made in accordance with generally accepted accounting principles applied on a consistent basis.

ARTICLE 2

THE RIGHTS

2.1

Issuance and Evidence of Rights; Legend on Common Share Certificates

 (a)

The Company (i)  shall issue one Right in respect of each Common Share outstanding at the Record Time and (ii) may issue one Right in respect of each Common Share which may be issued after the Record Time and prior to the earlier of the Separation Time and the Expiration Time in accordance with the terms hereof. Notwithstanding the foregoing, the Company may, after the Separation Time but prior to the Expiration Time, issue one Right in respect of each Common Share which is issued after the Record Time pursuant to the exercise of Convertible Securities which are outstanding at the Stock Acquisition Date.

 (b)

Certificates representing Common Shares issued after the Record Time but prior to the earlier of the Separation Time and the Expiration Time shall evidence, in addition to the Common Shares, one Right for each Common Share evidenced thereby and shall have impressed on, printed on, written on or otherwise affixed to them a legend in the following (or substantially similar) form:

UNTIL THE SEPARATION TIME (AS DEFINED IN THE RIGHTS AGREEMENT REFERRED TO BELOW), THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN THE SHAREHOLDER RIGHTS PLAN AGREEMENT MADE AS OF JULY 18, 2014 (THE “RIGHTS AGREEMENT”), BETWEEN BLUE EARTH, INC. (THE “COMPANY”) AND EMPIRE STOCK TRANSFER, AS RIGHTS AGENT, AS AMENDED FROM

TIME TO TIME, THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH MAY BE INSPECTED DURING NORMAL BUSINESS HOURS AT THE PRINCIPAL OFFICE OF THE COMPANY. UNDER CERTAIN CIRCUMSTANCES, AS SET OUT IN THE RIGHTS AGREEMENT, THE RIGHTS MAY BE AMENDED, REDEEMED, MAY EXPIRE, MAY BECOME NULL AND VOID OR MAY BE EVIDENCED BY SEPARATE CERTIFICATES AND NO LONGER EVIDENCED BY THIS CERTIFICATE. THE COMPANY WILL MAIL OR ARRANGE FOR THE MAILING OF A COPY OF THE RIGHTS AGREEMENT TO THE HOLDER OF THIS CERTIFICATE WITHOUT CHARGE AS SOON AS PRACTICABLE AFTER THE RECEIPT OF A WRITTEN REQUEST THEREFOR.”

Certificates representing Common Shares that are issued and outstanding at the Record Time shall also evidence one Right for each Common Share evidenced thereby, notwithstanding the absence of the foregoing legend, until the earlier of the Separation Time and the Expiration Time.

2.2     Initial Exercise Price; Exercise of Rights; Detachment of Rights

(a)

Subject to adjustment as herein set forth (including without limitation any adjustment described in Article 3), each Right will entitle the holder thereof, from and after the Separation Time and prior to the Expiration Time, to purchase, for the Exercise Price, one Common Share. Notwithstanding any other provision of this Agreement, any Rights held by the Company or any of its Subsidiaries shall be void.

(b)

Until the Separation Time:

(i)

the Rights shall not be exercisable and no Right may be exercised; and

(ii)

each Right will be evidenced by the certificate for the associated Common Share and will be transferable only together with, and will be transferred by a transfer of, such associated Common Share.

(c)

From and after the Separation Time and prior to the Expiration Time:

 (i)

the Rights shall be exercisable; and

 (ii)

the registration and transfer of the Rights shall be separate from and independent of Common Shares.

Promptly following the Separation Time, the Company will prepare and the Rights Agent will mail or arrange to be mailed to each holder of record of Common Shares as of the Separation Time or who subsequently becomes a holder of record of Common Shares upon the exercise of rights attaching to Convertible Securities outstanding at the Stock Acquisition Date (other than an Acquiring Person and, in respect of any Rights Beneficially Owned by such Acquiring Person which are not held of record by such Acquiring Person, the holder of record of such Rights (a “Nominee”), at such holder’s address as shown by the records of the Company (the Company hereby agreeing to furnish copies of such records to the Rights Agent for this purpose):

A.

a rights certificate (“Rights Certificate”) representing the number of Rights held by such holder at the Separation Time and having such markers of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law, rule, regulation or judicial or administrative order or with any rule or regulation of any self-regulatory organization, stock exchange or quotation system on which the Rights may from time to time be listed or traded, or to conform to usage; and

B.

a disclosure statement describing the Rights;

provided that a Nominee shall be sent the materials provided for in paragraphs (A) and (B) above in respect of all Common Shares held of record by it which are not Beneficially Owned by an Acquiring Person. In order for the Company to determine whether any Person is holding Common Shares which are Beneficially Owned by another Person, the Company may require such first mentioned Person to furnish such information and documents as the Company deems necessary.

(d)

Rights may be exercised in whole or in part on any Business Day after the Separation Time and prior to the Expiration Time by submitting to the Rights Agent at its principal office in Denver, Colorado, the Rights Certificate evidencing such Rights together with:

(i)

an election to exercise such Rights (an “Election to Exercise”) substantially in the form attached to the Rights Certificate duly completed and executed by the holder or his executors or administrators or other personal representatives or his or their legal attorney duly appointed by an instrument in writing in form and executed in a manner satisfactory to the Rights Agent; and

(ii)

payment in cash or by certified check, banker’s draft or money order payable to the order of the Company, of a sum equal to the Exercise Price multiplied by the number of Rights being exercised and a sum sufficient to cover any transfer tax or charge which may be payable in respect of any transfer involved in the transfer or delivery or Rights Certificates or the issuance or delivery of certificates for Common Shares in a name other than that of the holder of the Rights being exercised.

(e)

Upon receipt of a Rights Certificate, which is accompanied by a completed Election to Exercise that does not indicate that such Right is null and void as provided by subsection 3.1(b) and payment as set forth in subsection 2.2(d)(ii), the Rights Agent (unless otherwise instructed by the Company if the Company is of the opinion that the Rights cannot be exercised in accordance with this Agreement) will thereupon promptly:

(i)

requisition from the transfer agent for the Common Shares certificates representing the number of such Common Shares to be purchased (the Company hereby irrevocably authorizing its transfer agent to comply with all such requisitions);

(ii)

after receipt of such certificate, deliver the Common Shares referred to in subclause 2.2 (e)(i) to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder;

(iii)

when appropriate, requisition from the Company the amount of cash to be paid in lieu of issuing fractional Common Shares;

(iv)

when appropriate, after receipt of such cash, deliver the same to or to the order of the registered holder of the Rights Certificate; and

(v)

tender to the Company all payments received on exercise of the Rights.

(f)

If the holder of any Rights shall exercise less than all the Rights evidenced by such holder’s Rights Certificate, a new Rights Certificate evidencing the Rights remaining unexercised (subject to Section 5.5) will be issued by the Rights Agent to such holder or to such holder’s duly authorized assigns.

(g)

The Company covenants and agrees that it will:

(i)

take all such action as may be necessary and within its power to ensure that all securities delivered upon exercise of Rights shall, at the time of delivery of the certificates for such securities (subject to payment of the Exercise Price), be duly and validly authorized, executed, issued and delivered as fully paid and non- assessable;

(ii)

take all such action as may be necessary and within its power to comply with any applicable requirements of the Nevada Revised Statutes, the Securities Act, the Exchange Act and any other applicable laws in connection with the issuance and delivery of the Rights, the Rights Certificates and the issuance of any securities upon exercise of Rights;

(iii)

use reasonable efforts to cause all securities issued upon exercise of Rights to be listed on the stock exchanges and/or quotation systems on which the Common Shares were listed and traded immediately prior to the Stock Acquisition Date;

(iv)

cause to be reserved and kept available out of its authorized and unissued classes of securities, the number of securities that, as provided in this Agreement, will from time to time be sufficient to permit the exercise in full of all outstanding Rights; and

(v)

pay when due and payable any and all United States federal, provincial and state transfer taxes and charges (not including any income or capital taxes of the holder or exercising holder or any liability of the Company to withhold tax) which may be payable in respect of the original issuance or delivery of the Rights Certificates or certificates for Common Shares, provided that the Company shall not be required to pay any transfer tax or charge which may be payable in respect of any transfer involved in the transfer or delivery of Rights Certificates or the issuance or delivery of certificates for securities in a name other than that of the holder of the Rights being transferred or exercised.

2.3      Adjustment to Exercise Price; Number of Rights

           The Exercise Price, the number and kind of securities subject to purchase upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 2.3.

(a)

If the Company shall at any time after the Record Time and prior to the Expiration Time:

 (i)

declare or pay a dividend on its Common Shares payable in Common Shares (or other securities exchangeable for or convertible into or giving a right to acquire Common Shares) other than pursuant to any optional stock dividend program, dividend reinvestment plan or a dividend payable in Common Shares in lieu of a regular periodic cash dividend;

(ii)

subdivide or change the outstanding Common Shares into a greater number of Common Shares;

(iii)

combine or change the outstanding Common Shares into a smaller number of Common Shares; or

 (iv)

issue any Common Shares (or other securities exchangeable for or convertible into or giving a right to acquire Common Shares) in respect of, in lieu of or in exchange for existing Common Shares;

except as otherwise provided in this Section 2.3, the Exercise Price and the number of Rights outstanding, or, if the payment or effective date therefore shall occur after the Separation Time, the securities purchasable upon exercise of Rights shall be adjusted as of the payment or effective date such that:

A.

if the Exercise Price and number of Rights outstanding are to be adjusted,

1.

the Exercise Price in effect after such adjustment will be equal to the Exercise Price in effect immediately prior to such adjustment divided by the number of Common Shares (or other capital stock) (the “Expansion Factor”) that a holder of one Common share immediately prior to such dividend, subdivision, change, combination or issuance would hold thereafter as a result thereof; and

2.

each Right held prior to such adjustment will become that number of Rights equal to the Expansion Factor;

and the adjusted number of Rights will be deemed to be distributed among the Common Shares with respect to which the original Rights were associated (if they remain outstanding) and the Common Shares issued in respect of such dividend, subdivision, change, combination or issuance, so that each such Common Share (or other capital stock) will have exactly one Right associated with it; and

B.

if the securities purchasable upon exercise of Rights are to be adjusted, the securities purchasable upon exercise of each Right after such adjustment will be the securities that a holder of the securities purchasable upon exercise of one Right immediately prior to such dividend, subdivision, change, combination or issuance would hold thereafter as a result thereof.

If after the Record Time and prior to the Expiration Time the Company shall issue any securities other than Common Shares in a transaction of a type described in paragraphs 2.3(a)(i) or (iv), such securities shall be treated herein as nearly equivalent to Common Shares as may be practicable and appropriate under the circumstances and the Company and the Rights Agent agree to amend this Agreement in order to effect such treatment.

(b)

If the Company shall at any time after the Record Time and prior to the Separation Time fix a record date for the issuance of rights, options or warrants to all holders of Common Shares entitling them (for a period expiring within forty-five (45) calendar days after such record date) to subscribe for or purchase Common Shares (or securities convertible into or exchangeable for or carrying a right to purchase Common Shares) at a price per Common Share (or, if a security convertible into or exchangeable for or carrying a right to purchase or subscribe for Common Shares having a conversion, exchange or exercise price, including the price required to be paid to purchase such convertible or exchangeable security or right per share) less than the Market Price per Common Share on such record date, the Exercise Price to be in effect after such record date shall be adjusted to that price determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction:

(i)

the numerator of which shall be the number of Common Shares outstanding on such record date, plus the number of Common Shares that the aggregate offering price of the total number of Common Shares so to be offered (and/or the aggregate initial conversion, exchange or exercise price of the convertible or exchangeable securities or rights so to be offered, including the price required to be paid to purchase such convertible or exchangeable securities or rights) would purchase at such Market Price per Common Share; and

(ii)

the denominator of which shall be the number of Common Shares outstanding on such record date, plus the number of additional Common Shares to be offered for subscription or purchase (or into which the convertible or exchangeable securities or rights so to be offered are initially convertible, exchangeable or exercisable).

If such subscription price may be paid by delivery of consideration, part or all of which may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights or warrants are not so issued (or are issued but not exercised), the Exercise Price shall be adjusted to be the Exercise Price which would then be in effect if such record date had not been fixed.

For purposes of this Agreement, the granting of the right to purchase Common Shares (whether from treasury shares or otherwise) pursuant to any dividend or interest reinvestment plan and/or any Common Share purchase plan providing for the reinvestment of dividends or interest payable on securities of the Company and/or the investment of periodic optional payments and/or employee benefit, stock option or similar plans (so long as such right to purchase is in no case evidenced by the delivery of rights or warrants) shall not be deemed to constitute an issue of rights or warrants by the Company; provided, however, that, in the case of any Dividend Reinvestment Plan, the right to purchase Common Shares is at a price per share of not less than ninety percent (90%) of the current market price per share (determined as provided in such plans) of the Common Shares.

(c)

If the Company shall at any time after the Record Time and prior to the Separation Time fix a record date for a distribution to all holders of Common Shares (including any such distribution made in connection with a merger or amalgamation in which the Company is the continuing corporation) of evidences of indebtedness, cash (other than an Ordinary Course Dividend or a dividend referred to in paragraph 2.3(a)(i)), assets or rights or warrants (excluding those referred to in subsection 2.3(b)), the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction:

(i)

the numerator of which shall be the Market Price per Common Share on such record date, less the fair market value (as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of Rights), on a per share basis, of the portion of the cash, assets, evidences of indebtedness, rights, options or warrants so to be distributed; and

(ii)

the denominator of which shall be such Market Price per Common Share.

Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such a distribution is not so made, the Exercise Price shall be adjusted to be the Exercise Price which would have been in effect if such record date had not been fixed.

(d)

Each adjustment made pursuant to this Section 2.3 shall be made as of

(i)

the payment or effective date for the applicable dividend, subdivision, change, combination or issuance, in the case of an adjustment made pursuant to subsection (a) above; and

(ii)

the record date for the applicable distribution, in the case of an adjustment made pursuant to subsection (b) or (c) above, subject to readjustment to reverse the same if such distribution shall not be made.

(e)

Notwithstanding anything herein to the contrary, no adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Exercise Price; provided, however, that any adjustments which by reason of this subsection 2.3(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 2.3 shall be made to the nearest cent or to the nearest hundredth of a share. Notwithstanding the first sentence of this subsection 2.3(e), any adjustment required by this Section 2.3 shall be made no later than the earlier of (i) three years from the date of the transaction which mandates such adjustment and (ii) the Termination Time. Whenever an adjustment to the Exercise Price is made pursuant to this Section 2.3, the Company shall:

(i)

promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment; and

(ii)

promptly file with the Rights Agent and with each transfer agent for the Common Shares a copy of such certificate and mail a brief summary thereof to each holder of Rights.

(f)

If the Company shall at any time after the Record Time and prior to the Separation Time issue any shares of capital stock (other than Common Shares), or rights or warrants to subscribe for or purchase any such capital stock, or securities convertible into or exchangeable for any such capital stock, in a transaction referred to in paragraph (a)(i) or (a)(iv) above, if the Board of Directors acting in good faith determines that the adjustments contemplated by subsections (a), (b) and (c) above in connection with such transaction will not appropriately protect the interests of the holders of Rights, the Board of Directors may determine what other adjustments to the Exercise Price, number of Rights and/or securities purchasable upon exercise of Rights would be appropriate and, notwithstanding subsections (a), (b) and (c) above, but subject to the prior consent of the holders of Common Shares or Rights obtained in accordance with Section 5.4, such adjustments, rather than the adjustments contemplated by subsections (a), (b) and (c) above, shall be made. The Company and the Rights Agent shall have authority without the approval of the holders of the Common Shares or the holders of Rights to amend this Agreement as appropriate to provide for such adjustments.

(g)

Each Right originally issued by the Company subsequent to any adjustment made to the Exercise Price hereunder shall evidence the right to purchase, at the adjusted Exercise Price, the number of Common Shares purchasable from time to time hereunder upon exercise of a Right, all subject to further adjustment as provided herein.

(h)

Irrespective of any adjustment or change in the Exercise Price or the number of Common Shares issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Exercise Price per Common Share and the number of Common Shares which were expressed in the initial Rights Certificates issued hereunder.

(i)

In any case in which this Section 2.3 shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of Common Shares and other securities of the Company, if any, issuable upon such exercise over and above the number of Common Shares and other securities of the Company, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder an appropriate instrument evidencing such holder’s right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.

(j)

Notwithstanding anything in this Section 2.3 to the contrary, the Company shall be entitled to make such reductions in the Exercise Price, in addition to those adjustments expressly required by this Section 2.3, as and to the extent that the Board of Directors shall in good faith determine to be advisable in order that any (i) consolidation or subdivision of the Common Shares, (ii) issuance wholly or in part for cash of any Common Shares or securities that by their terms are convertible into or exchangeable for Common Shares, (iii) stock dividends or (iv) issuance of rights, options or warrants referred to in this Section 2.3, hereafter made by the Company to holders of its Common Shares shall not be taxable to such shareholders.

 (k)

The Company covenants and agrees that, after the Separation Time, it will not, except as permitted by Section 5.1 or Section 5.4, take (or permit any Subsidiary of the Company to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

(l)

If an event occurs which would require an adjustment under both this Section 2.3 and Section 3.1, the adjustment provided for in this Section 2.3 shall be in addition to and shall be made prior to, any adjustment required pursuant to Section 3.1.

(m)

If the Company shall at any time after the Record Time and prior to the earlier of the Separation Time and the Expiration Time issue any Common Shares otherwise than in a transaction referred to in subsection 2.3(a) each such Common Share so issued shall automatically have one new Right associated with it, which Right shall be evidenced by the certificate representing such Common Share.

2.4      Date on Which Exercise is Effective

           Each Person in whose name any certificate for Common Shares or other securities, property or assets, if applicable, is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Common Shares or other securities, property or assets, if applicable, represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered in accordance with subsection 2.2(d) hereof (together with a duly completed Election to Exercise) and payment of the Exercise Price for such Rights (and any applicable transfer taxes and other governmental charges payable by the exercising holder hereunder) was made; provided, however, that if the date of such surrender and payment is a date upon which the Common Share transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such Common Shares or other securities, property or assets on, and such certificate shall be dated, the next succeeding Business Day on which the Common Share transfer books of the Company are open.

2.5

Execution, Authentication, Delivery and Dating of Rights Certificates

(a)

The Rights Certificates shall be executed on behalf of the Company by any two of its directors and/or senior officers. The signature of any of these officers on the Rights Certificates may be manual or facsimile. Rights Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company notwithstanding that such individuals or any of them have ceased to hold such offices prior to the countersignature and delivery of such Rights Certificates.

(b)

Promptly after the Company learns of the Separation Time, the Company will notify the Rights Agent in writing of such Separation Time and will deliver Rights Certificates executed by the Company to the Rights Agent for countersignature, and the Rights Agent shall countersign (manually or by facsimile signature in a manner satisfactory to the Company) and send such Rights Certificates to the holders of the Rights pursuant to subsection 2.2(c). No Rights Certificate shall be valid for any purpose until countersigned by the Rights Agent as aforesaid.

 (c)

Each Rights Certificate shall be dated the date of countersignature thereof.

 2.6

Registration, Registration of Transfer and Exchange

 (a)

After the Separation Time, the Company will cause to be kept a register (the “Rights Register”) in which, subject to such reasonable regulations as it may prescribe, the Company will provide for the registration and transfer of Rights. The Rights Agent is hereby appointed registrar for the Rights (the “Rights Registrar”) for the purpose of maintaining the Rights Register for the Company and registering Rights and transfers of Rights as herein provided and the Rights Agent hereby accepts such appointment. If the Rights Agent shall cease to be the Rights Registrar, the Rights Agent will have the right to examine the Rights Register at all reasonable times.

 (b)

After the Separation Time and prior to the Expiration Time, upon surrender for registration of transfer or exchange of any Rights Certificate, and subject to the provisions of subsections 2.6(d) and 3.1(b), the Company will execute, and the Rights Agent will manually countersign and deliver, in the name of the holder or the designated transferee or transferees, as required pursuant to the holder’s instructions, one or more new Rights Certificates evidencing the same aggregate number of Rights as did the Rights Certificates so surrendered.

(c)

All Rights issued upon any registration of transfer or exchange of Rights Certificates shall be the valid obligations of the Company, and such Rights shall be entitled to the same benefits under this Agreement as the Rights surrendered upon such registration of transfer or exchange.

(d)

Every Rights Certificate surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company or the Rights Agent, as the case may be, duly executed by the holder thereof or such holder’s attorney duly authorized in writing. As a condition to the issuance of any new Rights Certificate under this Section 2.6, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Rights Agent) connected therewith.

2.7

Mutilated, Destroyed, Lost and Stolen Rights Certificates

(a)

If any mutilated Rights Certificate is surrendered to the Rights Agent prior to the Expiration Time, the Company shall execute and the Rights Agent shall countersign and deliver in exchange therefore a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so surrendered.

(b)

If there shall be delivered to the Company and the Rights Agent prior to the Expiration Time:

(i)

evidence to their reasonable satisfaction of the destruction, loss or theft of any Rights Certificate; and

 (ii)

such security or indemnity as may be reasonably required by them in their sole discretion to save each of them and any of their agents harmless,

then, in the absence of notice to the Company or the Rights Agent that such Rights Certificate has been acquired by a bona fide purchaser, the Company shall execute and upon the Company’s request the Rights Agent shall countersign and deliver, in lieu of any such destroyed, lost or stolen Rights Certificate, a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so destroyed, lost or stolen.

(c)

As a condition to the issuance of any new Rights Certificate under this Section 2.7, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto an any other expenses (including the fees and expenses of the Rights Agent) connected therewith.

(d)

Every new Rights Certificate issued pursuant to this Section 2.7 in lieu of any destroyed, lost or stolen Rights Certificate shall evidence the contractual obligation of the Company, whether or not the destroyed, lost or stolen Rights Certificate shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Agreement equally and proportionately with any and all other Rights duly issued by the Company.

2.8      Persons Deemed Owners

           The Company, the Rights Agent and any agent of the Company or the Rights Agent may deem and treat the Person in whose name a Rights Certificate (or, prior to the Separation Time, the associated Common Share certificate) is registered as the absolute owner thereof and the Rights evidenced thereby for all purposes whatsoever. As used in this Agreement, unless the context otherwise requires, the term “holder” of any Rights shall mean the registered holder of such Rights (or, prior to the Separation Time, the associated Common Shares).

2.9      Delivery and Cancellation of Certificates

           All Rights Certificates surrendered upon exercise or for redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Rights Agent, be delivered to the Rights Agent and, in any case, shall be promptly cancelled by the Rights Agent. The Company may at any time deliver to the Rights Agent for cancellation any Rights Certificates previously countersigned and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Rights Certificates so delivered shall be promptly cancelled by the Rights Agent. No Rights Certificate shall be countersigned in lieu of or in exchange for any Rights Certificates cancelled as provided in this Section 2.9, except as expressly permitted by this Agreement. The Rights Agent shall destroy all cancelled Rights Certificates and deliver a certificate of destruction to the Company.

2.10    Agreement of Rights Holders

           Every holder of Rights, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of Rights:

(a)

to be bound by and subject to the provisions of this Agreement, as amended from time to time in accordance with the terms hereof, in respect of all Rights held;

(b)

that, prior to the Separation Time, each Right will be transferable only together with, and will be transferred by a transfer of, the associated Common Share;

 (c)

that after the Separation Time, the Rights Certificate will be transferable only upon registration of the transfer on the Rights Register as provided herein;

 (d)

that, prior to due presentment of a Rights Certificate (or, prior to the Separation Time, the associated Common Share certificate) for registration of transfer, the Company, the Rights Agent and any agent of the Company or the Rights Agent may deem and treat the person in whose name the Rights Certificate (or, prior to the Separation Time, the associated Common Share Certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on such Rights Certificate or the associated Common Share certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary;

(e)

that such holder of Rights has waived his, her or its right to receive any fractional Rights or any fractional Common Shares upon exercise of a Right (except as provided herein);

 (f)

that, subject to the provisions of Section 5.4 hereof, without the approval of any holder of Rights and upon the sole authority of the Board of Directors acting in good faith, this Agreement may be supplemented or amended from time to time pursuant to and as provided herein; and

(g)

that notwithstanding anything in this Agreement to the contrary, neither the Company nor the Board of Directors nor the Rights Agent shall have any liability to any holder of a Right or any other Person as result of the inability of the Company, the Board of Directors or the Rights Agent to perform any of their obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree, notice of hearing or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation, or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise inhibiting or restraining performance of such obligation.

2.11    Rights Certificate Holder not Deemed a Shareholder

           No holder, as such, of any Rights or Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose whatsoever the holder of any Common Share or any other share or security of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed or deemed or confer upon the holder of any Right or Rights Certificate, as such, any of the rights, titles, benefits or privileges of a holder of Common Shares or any other shares or securities of the Company or any right to vote at any meeting of shareholders of the Company whether for the election of directors or otherwise or upon any matter submitted to holders of shares of the Company at any meeting thereof, or to give or withhold consent to any action of the Company, or to receive notice of any meeting or other action affecting any holder of Common Shares or any other shares or securities of the Company except as expressly provided herein, or to receive dividends, distributions or subscription rights, or otherwise, until the Right or Rights evidenced by Rights Certificates shall have been duly exercised in accordance with the terms and provisions hereof.

ARTICLE 3

ADJUSTMENTS TO THE RIGHTS IN THE EVENT OF CERTAIN TRANSACTIONS

3.1

Flip-in Event

(a)

Subject to subsections 3.1(b), 5.1(d), 5.1(e) and 5.1(f), if prior to the Expiration Time a Flip-in Event occurs, the Company shall take such action as shall be necessary to ensure and provide, within ten Business Days of such occurrence or such longer period as may be required to satisfy the requirements of the applicable securities acts, including the Securities Act and the Exchange Act, or applicable comparable legislation of each of the states of the United States so that, except as provided below, each Right shall thereafter constitute the right to purchase from the Company, upon payment of the Exercise Price and otherwise exercising such Right in accordance with the terms hereof, one Common Share (such Right to be appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 in the event that after the Stock Acquisition Date an event of a type analogous to any of the events described in Section 2.3 has occurred).

(b)

Notwithstanding anything in this Agreement to the contrary, upon the occurrence of any Flip-in Event, any Rights that are or were Beneficially Owned on or after the earlier of the Separation Time and the Stock Acquisition Date by:

(i)

an Acquiring Person (or any Affiliate or Associate of an Acquiring Person or any Person acting jointly or in concert with an Acquiring Person or any Associate or Affiliate of an Acquiring Person); or

(ii)

a transferee of Rights, direct or indirect, of an Acquiring Person (or of any Affiliate or Associate of an Acquiring Person or of any Person acting jointly or in concert with an Acquiring Person or any Associate or Affiliate of an Acquiring Person) who becomes a transferee in a transfer that the Board of Directors has determined is part of a plan, arrangement or scheme of an Acquiring Person (or any Affiliate or Associate of an Acquiring Person or any Person acting jointly or in concert with an Acquiring Person or any Associate or Affiliate of an Acquiring Person), that has the purpose or effect of avoiding paragraph 3.1(b)(i);

shall become null and void without any further action, and any holder of such Rights (including any transferee of, or other successor to, such Rights whether directly or indirectly) shall not have any right whatsoever to exercise such Rights under any provision of this Agreement and shall not have thereafter any right whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The holder of any Rights represented by a Rights Certificate which is submitted to the Rights Agent upon exercise or for registration of transfer or exchange which does not contain the necessary certifications set forth in the Rights Certificate establishing that such Rights are not void under this subsection 3.1(b) shall be deemed to be an Acquiring Person for the purposes of this subsection 3.1(b) and such Rights shall become null and void.

(c)

Any Rights Certificate that represents Rights Beneficially Owned by a Person described in either paragraph 3.1(b)(i) or (ii) or transferred to any Nominee of any such Person, and any Rights Certificate issued upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain substantially the following legend:

THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE WERE BENEFICIALLY OWNED BY A PERSON WHO WAS AN ACQUIRING PERSON OR AN AFFILIATE OR AN ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) OR A PERSON ACTING JOINTLY OR IN CONCERT WITH ANY OF THEM. THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY ARE VOID IN THE CIRCUMSTANCES SPECIFIED IN SUBSECTION 3.1(B) OF THE RIGHTS AGREEMENT.”

(d)

From and after the Separation Time, the Company shall do all such acts and things as shall be necessary and within its power to ensure compliance with the provision of this Section 3.1, including without limitation, all such acts and things as may be required to satisfy the requirements of the Nevada Business Corporation Act, the Securities Act, the Exchange Act and any other applicable laws in respect of the issue of Common Shares upon the exercise of Rights in accordance with this Agreement.

(e)

If, upon the occurrence of a Flip-In Event, the aggregate number of Common Shares issuable upon the exercise of all Rights then outstanding would exceed the aggregate number of Common Shares that the Company is then authorized to issue pursuant to its organizational documents, the number of Common Shares acquirable pursuant to each Right as adjusted pursuant to subsection 3.1(a), shall be reduced pro rata to the extent necessary such that the aggregate number of Common Shares issuable upon the exercise of all outstanding Rights does not then exceed the aggregate number of Common Shares that the Company is then authorized to issue pursuant to its organizational documents and the payment due to the Company under Section 2.2(d) upon exercise of the Rights as reduced pro rata will be the Exercise

Price multiplied by a fraction, the numerator of which is the number of Common Shares acquirable upon exercise of the Rights as reduced pro rata pursuant to this subsection 3.1(e) and the denominator is the number of Common Shares acquirable upon exercise of the Rights as adjusted pursuant to subsection 3.1(a) without the pro rata reduction of this subsection 3.1(e), provided that any such pro rata reduction will not affect the Exercise Price or any other term of this Agreement relating to the Rights.

3.2      Fiduciary and other Statutory Duties of the Board of Directors of the Company

           For clarification it is understood that nothing contained in this Article 3 shall be considered to affect the obligations of the Board of Directors to exercise its fiduciary and other statutory duties. Without limiting the generality of the foregoing, nothing contained herein shall be construed to suggest or imply that the Board of Directors shall not be entitled to recommend that holders of the Voting Shares reject or accept any Take-over Bid or take any other action (including, without limitation, the commencement, prosecution, defense or settlement of any litigation and the submission of additional or alternative Take-over Bids or other proposals to the shareholders of the Company with respect to any Take-over Bid or otherwise) that the Board of Directors believes is necessary or appropriate in the exercise of its fiduciary and other statutory duties.

ARTICLE 4

THE RIGHTS AGENT

4.1

General

 (a)

The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents (“Co-Rights Agents”) as it may deem necessary or desirable. In the event that the Company appoints one or more Co-Rights Agents, the respective duties of the Rights Agents and the Co-Rights Agents shall be as the Company may determine. The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, the reasonable expenses and counsel fees and other disbursements incurred by the Rights Agent in the administration and execution of this Agreement and the exercise and performance of its duties hereunder, including the reasonable fees and disbursements of any expert retained by the Rights Agent. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, costs, claims, actions, damages or expenses, incurred without negligence, bad faith or willful default on the part of the Rights Agent, for anything done or suffered or omitted to be done by the Rights Agent in connection with the acceptance, execution and administration of this Agreement and the performance of its duties hereunder, including the costs and expenses of defending against any claim of liability, which right to indemnification will survive the termination of this Agreement or the resignation of the Rights Agent.

(b)

The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted to be done by it in connection with its acceptance, execution and administration of this Agreement in reliance upon any certificate for Voting Shares or Common Shares, or any Rights Certificate or certificate for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be the genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

(c)

The Company shall inform the Rights Agent in a reasonably timely manner of events which may materially affect the administration of this Agreement by the Rights Agent.

4.2

Merger, Amalgamation or Consolidation or Change of Name of Rights Agent

(a)

Any corporation into which the Rights Agent or any successor Rights Agent may be merged or amalgamated or with which it may be consolidated, or any corporation resulting from any merger, amalgamation, statutory arrangement or consolidation to which the Rights Agent or any successor Rights Agent is a party, or any corporation succeeding to the shareholder or stockholder services business of the Rights Agent or any successor Rights Agent, will be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 4.4. In case at the time each successor Rights Agent succeeds to the agency created by this Agreement any of the Rights Certificates have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates have not been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Rights Certificates will have the full force provided in the Rights Certificates and in this Agreement.

(b)

In case at any time the name of the Rights Agent is changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

4.3      Duties of Rights Agent

           The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

(a)

the Rights Agent may consult with legal counsel (who may be legal counsel for the Company) and the opinion of such counsel will be full and complete authorization and protection to the Rights Agent as to any action taken, suffered or omitted to be done by it in good faith and in accordance with such opinion; the Rights Agent may also, with the approval of the Company (such approval not to be unreasonably withheld), consult with such other experts as the Rights Agent shall consider necessary or appropriate to properly carry out the duties and obligations imposed under this Agreement and the Rights Agent shall be entitled to rely in good faith on the advice of any such expert;

(b)

whenever in the performance of its duties under this Agreement the Rights Agent deems it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proven and established by a certificate signed by a Person reasonably believed by the Rights Agent to be a director and/or senior officer of the Company and delivered to the Rights Agent; and such certificate will be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate;

(c)

the Rights Agent will be liable hereunder only for its own negligence, bad faith or willful misconduct;

(d)

the Rights Agent will not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the certificates for Voting Shares or Common Shares or the Rights Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and will be deemed to have been made by the Company only;

(e)

the Rights Agent will not be under any responsibility in respect of the validity of this Agreement or the authorization, execution and delivery hereof (except the due authorization, execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any Common Share certificate or Rights Certificate (except its countersignature thereof); nor will it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor will it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to subsection 3.1(b)) or any adjustment required under the provisions of Section 2.3 or be responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights after receipt of the certificate contemplated by Section 2.3 describing any such adjustment); nor will it by any act hereunder be deemed to make any representation or warranty as to the authorization of any Common shares to be issued pursuant to this Agreement or any Rights or as to whether any Common shares will, when issued, be duly and validly authorized, executed, issued and delivered and fully paid and non-assessable;

(f)

the Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement;

(g)

the Rights Agent is hereby authorized and directed to accept written instructions with respect to the performance of its duties hereunder from any person believed by the Rights Agent to be a director and/or senior officer of the Company, and to apply to such individual for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in reliance upon instructions of any such individual;

 (h)

subject to compliance with applicable laws, the Rights Agent and any shareholder or stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in Common Shares, Rights or other securities of the Company or become interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity; and

 (i)

the Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent will not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

4.4      Change of Rights Agent

           The Rights Agent may resign and be discharged from its duties under this Agreement upon 90 days’ notice (or such lesser notice as is acceptable to the Company) in writing delivered or mailed to the Company and to each transfer agent of Common Shares by registered or certified mail and to the holders of the Rights in accordance with Section 5.9. The Company may remove the Rights Agent upon thirty (30) days’ notice in writing, mailed to the Rights Agent and to each transfer agent of the Common Shares by registered or certified mail and to the holders of the Rights in accordance with Section 5.9. If the Rights Agent should resign or be removed or otherwise become incapable of acting, the Company will appoint a successor to the Rights Agent. If the Company fails to make such appointment within a period of thirty (30) days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent then the resigning Rights Agent or the holder of any Rights may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a corporation incorporated under the laws of one of the United States of America. After appointment, the successor Rights Agent will be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but upon payment of its outstanding fees and expenses the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for that purpose. Not later than the effective date of any such appointment, the Company will file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Shares and give notice thereof to the holders of the Rights in accordance with Section 5.9. Failure to give any notice provided for in this Section 4.4, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

ARTICLE 5

MISCELLANEOUS

5.1

Redemption and Waiver

 (a)

The Board of Directors acting in good faith may, with the prior consent of holders of Voting Shares or the holders of Rights given in accordance with subsection 5.1(j) or (k), as the case may be, at any time prior to the occurrence of a Flip-in Event as to which the application of Section 3.1 has not been waived pursuant to the provisions of this Section 5.1, elect to redeem all but not less than all of the then outstanding Rights at a redemption price of $0.001 per Right appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 if an event of the type analogous to any of the events described in Section 2.3 shall have occurred (such redemption price being herein referred to as the “Redemption Price”).

 (b)

If the Board of Directors elects or is deemed to have elected to redeem the Rights, and, in circumstances where subsection 5.1(a) is applicable, such redemption is approved by the holders of Voting Shares or the holders of Rights in accordance with subsection 5.1(j) or (k), as the case may be, the right to exercise the Rights will thereupon, without further action and without notice, terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price.

 (c)

Within ten (10) days after the Board of Directors electing or having been deemed to have elected to redeem the Rights, or, if subsection 5.1(a) is applicable within ten (10) days after the holders of Voting Shares or the holders of Rights having approved a redemption of Rights in accordance with subsection 5.1(j) or (k), as the case may be, the Company shall give notice of redemption to the holders of the Rights in accordance with Section 5.9. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made. The Company may not redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 5.1 or other than in connection with the purchase of Common Shares prior to the Separation Time. If the Redemption Price payable to any holder of Rights includes a fraction of a cent, such Redemption Price shall be rounded up to the nearest cent.

 (d)

The Board of Directors acting in good faith may, prior to the occurrence of a Flip-in Event as to which the application of Section 3.1 has not been waived pursuant to this Section 5.1, determine to waive the application of Section 3.1 to such particular Flip-in Event, provided that such Flip-in Event would occur by way of a Takeover Bid made by means of a takeover bid circular delivered to all holders of Voting Shares; further provided that if the Board of Directors waives the application of Section 3.1 to a such a Flip-in Event, the Board of Directors shall be deemed to have waived the application of Section 3.1 to any other Flip-in Event occurring by reason of any Takeover Bid made by means of a takeover bid circular to all holders of Voting Shares which is made prior to the expiry of any Takeover Bid in respect of which a waiver is, or is deemed to have been, granted under this subsection 5.1(d).

(e)

The Board of Directors acting in good faith may, with the prior consent of the holders of Voting Shares given in accordance with subsection 5.1(j), determine, at any time prior to the occurrence of a Flip-in Event as to which the application of Section 3.1 has not been waived pursuant to this Section 5.1, if such Flip-in Event would occur by reason of an acquisition of Voting Shares otherwise than pursuant to a Take-over Bid made by means of a Take-over Bid circular delivered to all holders of Voting Shares and otherwise than in the circumstances set forth in subsection 5.1(f), to waive the application of Section 3.1 to such Flip-in Event. In the event that the Board of Directors proposes such a waiver, the Board of Directors shall extend the Separation Time to a date subsequent to and not more than ten Business Days following the meeting of shareholders called to approve such waiver.

(f)

The Board of Directors may waive the application of Section 3.1 in respect of the occurrence of any Flip-in Event if the Board of Directors has determined that a Person became an Acquiring Person by inadvertence and without any intention to become, or knowledge that it would become, an Acquiring Person under this Agreement and, in the event that such a waiver is granted by the Board of Directors, such Stock Acquisition Date shall be deemed not to have occurred. Any such waiver pursuant to this subsection 5.1(f) must be on the condition that such Person, within ten (10) days after the foregoing determination by the Board of Directors or such earlier or later date as the Board of Directors may determine (the “Disposition Date”), has reduced its Beneficial ownership of Voting Shares such that the Person is no longer an Acquiring Person. If the Person remains an Acquiring Person at the close of business on the Disposition Date, the Disposition Date shall be deemed to be the date of occurrence of a further Stock Acquisition Date and Section 3.1 shall apply thereto.

 (g)

If a Person acquires Voting Shares pursuant to a Permitted Bid, a Competing Permitted Bid or an Exempt Acquisition occurring under subsection 5.1(d), then the Board of Directors shall, immediately upon the consummation of such acquisition and without further formality, be deemed to have elected to redeem the Rights at the Redemption Price.

(h)

Where a Take-over bid that is not a Permitted Bid or Competing Permitted Bid expires, is withdrawn or otherwise terminated after the Separation Time has occurred and prior to the occurrence of a Flip-in Event, the Board of Directors may elect to redeem all the outstanding Rights at the Redemption Price.

(i)

Upon the Rights being redeemed pursuant to subsection 5.1(h), all the provisions of this Agreement shall continue to apply as if the Separation Time had not occurred and Rights Certificates representing the number of Rights held by each holder of record of Common Shares as of the Separation Time had not been mailed to each such holder and for all purposes of this Agreement the Separation Time shall be deemed not to have occurred.

(j)

If a redemption of Rights pursuant to subsection 5.1(a) or a waiver of a Flip-in Event pursuant to subsection 5.1(e) is proposed at any time prior to the Separation Time, such redemption or waiver shall be submitted for approval to the holders of Voting Shares. Such approval shall be deemed to have been given if the redemption or waiver is approved by the affirmative vote of a majority of the votes cast by Independent Shareholders represented in person or by proxy at a meeting of such holders duly held in accordance with applicable laws and the Company’s Articles.

(k)

If a redemption of Rights pursuant to subsection 5.1(a) or a waiver of a Flip-in Event pursuant to subsection 5.1(e) is proposed at any time after the Separation Time, such redemption or waiver shall be submitted for approval to the holders of Rights. Such approval shall be deemed to have been given if the redemption is approved by holders of Rights by a majority of the votes cast by the holders of Rights represented in person or by proxy at and entitled to vote at a meeting of such holders. For the purposes hereof, each outstanding Right (other than Rights which are Beneficially Owned by any Person referred to in clauses (i) to (v) inclusive of the definition of Independent Shareholders) shall be entitled to one vote, and the procedures for the calling, holding and conduct of the meeting shall be those, as nearly as may be, which are provided in the Company’s Articles and the Nevada Business Corporation Act with respect to meetings of shareholders of the Company.

 (l)

The Company shall give prompt written notice to the Rights Agent of any waiver of the application of Section 3.1 made by the Board of Directors under this Section 5.1.

5.2      Expiration

           No Person shall have any rights whatsoever pursuant to or arising out of this Agreement or in respect of any Right after the Expiration Time, except the Rights Agent as specified in subsections 4.1(a) and (b).

5.3      Issuance of New Rights Certificates

           Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board of Directors to reflect any adjustment or change in the number or kind or class of shares purchasable upon exercise of Rights made in accordance with the provisions of this Agreement.

5.4

Supplements and Amendments

 (a)

Without the approval of any holders of Voting Shares or Rights, the Company may make amendments to this Agreement to correct any clerical or typographical error or which are required to maintain the validity of the Agreement as a result of any change in any applicable legislation, regulatory requirements, regulations or rules thereunder. Notwithstanding anything in this Section 5.4 to the contrary, no supplement or amendment shall be made to the provisions of Article 4 except with the written concurrence of the Rights Agent to such change, supplement or amendment.

 (b)

Subject to subsection 5.4(a), the Company may, with the prior consent of the holders of Voting Shares obtained as set forth below, at any time before the Separation Time, amend, vary or rescind any of the provisions of this Agreement and the Rights (whether or not such action would materially adversely affect the interests of the holders of Rights generally). Such consent shall be deemed to have been given if the action requiring such approval is approved by the affirmative vote of a majority of the votes cast by Independent Shareholders represented in person or by proxy at the Special Meeting.

 (c)

The Company may, with the prior consent of the holders of Rights obtained as set forth below, at any time on or after the Separation Time amend, vary or rescind any of the provisions of this Agreement and the Rights (whether or not such action would materially adversely affect the interests of the holders of Rights generally), provided that no such amendment, variation or deletion shall be made to the provisions of Article 4 except with the written concurrence of the Rights Agent thereto. Such consent shall be deemed to have been given if such amendment, variation or deletion is authorized by the affirmative votes of the holders of Rights present or represented at and entitled to vote at a meeting of the holders and representing fifty percent (50%) plus one of the votes cast in respect thereof.

(d)

Any approval of the holders of Rights shall be deemed to have been given if the action requiring such approval is authorized by the affirmative votes of the holders of Rights present or represented at and entitled to vote at a meeting of the holders of Rights and representing a majority of the votes cast in respect thereof. For the purposes hereof, each outstanding Right (other than Rights which are void pursuant to the provisions hereof) shall be entitled to one vote, and the procedures for the calling, holding and conduct of the meeting shall be those, as nearly as may be, which are provided in the Company’s Articles and the Nevada Business Corporation Act with respect to meetings of shareholders of the Company.

(e)

Any amendments made by the Company to this Agreement pursuant to subsection 5.4(a) which are required to maintain the validity of this Agreement as a result of any change in any applicable legislation, regulation or rule thereunder shall:

  (i)

if made before the Separation Time, be submitted to the shareholders of the Company at the next meeting of shareholders and the shareholders may, by the majority referred to in subsection 5.4(b) confirm or reject such amendment;

(ii)

if made after the Separation Time, be submitted to the holders of Rights at a meeting to be called for on a date not later than immediately following the next meeting of shareholders of the Company and the holders of Rights may, by resolution passed by the majority referred to in subsection 5.4(d) confirm or reject such amendment.

Any such amendment shall be effective from the date of the resolution of the Board of Directors adopting such amendment, until it is confirmed or rejected or until it ceases to be effective (as described in the next sentence) and, where such amendment is confirmed, it continues in effect in the form so confirmed. If such amendment is rejected by the shareholders or the holders of Rights or is not submitted to the shareholders or holders of Rights as required, then such amendment shall cease to be effective from and after the termination of the meeting at which it was rejected or to which it should have been but was not submitted or from and after the date of the meeting of holders of Rights that should have been but was not held, and no subsequent resolution of the Board of Directors to amend this Agreement to substantially the same effect shall be effective until confirmed by the shareholders or holders of Rights as the case may be.

5.5

Fractional Rights and Fractional Shares

(a)

The Company shall not be required to issue fractions of Rights or to distribute Rights Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable an amount in cash equal to the same fraction of the Market Price of a whole Right determined on the date on which such fractional Right would otherwise be issuable.

(b)

The Company shall not be required to issue fractions of Common Shares upon exercise of the Rights or to distribute certificates which evidence fractional Common Shares. In lieu of issuing fractional Common Shares, the Company shall pay to the registered holders of Rights Certificates, at the time such Rights are exercised as herein provided, an amount in cash equal to the same fraction of the Market Price of one Common Share at the date of such exercise.

5.6      Rights of Action

           Subject to the terms of this Agreement, all rights of action in respect of this Agreement, other than rights of action vested solely in the Rights Agent, are vested in the respective registered holders of the Rights; and any registered holder of any Rights, without the consent of the Rights Agent or of the registered holder of any other Rights, may, on such holder’s own behalf and for such holder’s own benefit and the benefit of other holders of Rights, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce such holder’s right to exercise such holder’s Rights in the manner provided in such holder’s Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of the obligations of any person subject to, this Agreement.

5.7      Regulatory Approvals

           Any obligation of the Company or action or event contemplated by this Agreement shall be subject to the receipt of any requisite approval or consent from any governmental or regulatory authority, including but not limited to the approval of the Securities and Exchange Commission, the NYSE Amex Equities exchange and the Toronto Stock Exchange. Notwithstanding any provision of this Agreement, if required, any amendment to this Agreement will be subject to the prior written consent of such regulatory authorities.

5.8      Unlawful Distributions

           If in the opinion of the Board of Directors (who may rely upon the advice of counsel) any action or event contemplated by this Agreement would require compliance by the Company with the securities laws or comparable legislation of a jurisdiction outside the United States, the Board of Directors acting in good faith shall take such actions as it may deem appropriate to ensure that such compliance is not required, including, without limitation, establishing procedures for the issuance to a United States resident trustee of Rights or securities issuable on exercise of Rights, the holding thereof in trust for the Persons entitled thereto (but reserving to the trustee or to the trustee and the Company, as the Company may determine, absolute investment discretion with respect thereto) and the sale thereof and remittance of proceeds of such sale, if any, to the Persons entitled thereto. In no event shall the Company or the Rights Agent be required to issue or deliver Rights or securities issuable on exercise of Rights to Persons who are citizens, residents or nationals of any jurisdiction other than the United States, in which jurisdiction such issue or delivery would be unlawful without registration of the relevant Persons or securities for such purposes. Notwithstanding the foregoing, to the extent that the issuance or delivery of the Rights or securities issuable on exercise of Rights to Persons who are citizens, residents or nationals of any such jurisdiction in which such issue or delivery would be so unlawful, such Rights or securities shall be issued and delivered to such Persons to the extent the same may be so issued and delivered in reliance upon applicable exemptions from registration requirements in such jurisdictions.

5.9      Notices

All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including by facsimile, telegram or cable) and mailed or sent or delivered, if to the Company, at its address at:

Blue Earth, Inc.

2298 Horizon Ridge Parkway,

Suite 205,

Henderson, NV 89052

Attn:  Dr. Johnny Thomas, CEO

With a copy to:

Davidoff Hutcher & Citron LLP

605 Third Avenue, 34th Floor

New York, New York 10158

Attn: Elliot Lutzker

And if to the Rights Agent, at its address at:

Empire Stock Transfer

1859 Whitney Mesa Dr.

Henderson, NV 89014

Attn: Patrick Mokros

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company or the Rights Agent, as the case may be.

5.10    Costs of Enforcement

           The Company agrees that if the Company fails to fulfill any of its obligations pursuant to this Agreement, then the Company will reimburse the holder of any Rights for the costs and expenses (including legal fees) incurred by such holder in actions to enforce his, her or its rights pursuant to this Agreement in any action, suit or proceeding in which a court of competent jurisdiction in a final non-appealable judgment has rendered judgment in favor of the holder.

5.11    Successors

           All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

5.12    Benefits of this Agreement

           Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the holders of the Rights any legal or equitable right, remedy or claim under this Agreement. This Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the holders of the Rights.

5.13    Governing Law

           This Agreement and each Right issued hereunder shall be deemed to be a contract made under the laws of the State of Nevada and for all purposes shall be governed by and construed in accordance with the laws of such province applicable to contracts to be made and performed entirely within such province.

5.14    Severability

           If any Section, subsection, paragraph, subparagraph or other provision hereof or the application hereof to any circumstances or any right hereunder shall, in any jurisdiction and to any extent, be invalid or unenforceable, such Section, subsection, paragraph, subparagraph or other provision or such right shall be ineffective only as to such jurisdiction and to the extent of such invalidity or unenforceability in such jurisdiction without invalidating or rendering unenforceable or ineffective the remaining Sections, subsections, paragraphs, subparagraphs and other provisions hereof or rights hereunder in such jurisdiction or the application of such Section, subsection, paragraph, subparagraph or other provision or rights hereunder in any other jurisdiction or to circumstances other than those as to which it is specifically held invalid or unenforceable.

5.15    Effective Date

           This Agreement having been confirmed by a vote of the shareholders of the Company at the Company’s 2014 annual meeting of shareholders is effective and in full force and effect in accordance with its terms from the date hereof.

5.16

Reconfirmation

(a)

Notwithstanding the confirmation of this Agreement and its existence pursuant to Section 5.15, this Agreement (as may be amended and restated) and its continued existence must be reconfirmed for an additional three (3) years, by a resolution passed by a majority of greater than fifty percent (50%) of the votes cast by all holders of Common Shares who vote in respect of such reconfirmation (other than any holder who does not qualify as an Independent Shareholder, with respect to all Common Shares

Beneficially Owned by such Person) at the 2017 Annual Meeting. If the Agreement and its continued existence are not so reconfirmed or are not presented for reconfirmation at the 2017 Annual Meeting, this Agreement and all outstanding Rights shall terminate and be of no further force and effect on and from the close of the 2017 Annual Meeting; provided that termination shall not occur if a Flip-In Event has occurred (other than a Flip-In Event in respect of which the application of section 3.1 has been waived pursuant to section 5.1) prior to the date upon which this Agreement would otherwise terminate pursuant to this subsection 8.16(a).

(b)

Notwithstanding the possible reconfirmation of this Agreement at the 2017 Annual Meeting pursuant to subsection 5.16(a), this Agreement (as may be amended and restated) shall otherwise terminate on the earlier of the time at which the right to exercise Rights shall terminate pursuant to section 5.1 or the close of the 2017 Annual Meeting; provided that termination shall not occur if a Flip-In Event has occurred (other than a Flip-In Event in respect of which the application of section 3.1 has been waived pursuant to section 5.1) prior to the date upon which this Agreement would otherwise terminate pursuant to this subsection 5.16(b).

5.17    Determinations and Actions by the Board of Directors

           The Board of Directors shall have the exclusive power and authority to administer and amend this Agreement and to exercise all rights and powers specifically granted to the Board of Directors or the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to:

(a)

interpret the provisions of this Agreement; and

(b)

make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not to redeem the Rights or to amend the Agreement).

All actions, calculations and determinations (including, for purposes of Clause (ii) below, all omissions with respect to the foregoing) which are done or made by the Board of Directors in good faith, shall: (i) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties; and (ii) not subject the Board of Directors to any liability to the holders of the Rights.

5.18   Execution in Counterparts

           This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute one and the same instrument.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the date first above written.

BLUE EARTH, INC.

By:
Name: Johnny R. Thomas
Title: Chief Executive Officer

Empire Stock Transfer as Rights Agent

By:
Name:
Title:

APPENDIX C

Audit Committee Charter

APPENDIX C

January 2014

BLUE EARTH, INC.
AUDIT COMMITTEE CHARTER

Purpose

The Audit Committee of Blue Earth, Inc.  (the “Company”) was established by the Board of Directors of the Company for the purpose of overseeing the accounting and financial reporting processes of the Company and audits of the financial statements of the Company.

The Committee is primarily responsible for: (1) monitoring the quality and integrity of the Company’s financial statements and systems of internal controls regarding risk management, finance and accounting; (2) monitoring the independent auditor’s qualifications and independence; (3) monitoring the performance of the Company’s internal audit function and independent auditors; and (4) issuing the report required by the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

Composition

1.

Members.  The Committee shall consist of as many members as the Board shall determine, but in any event not fewer than three members.  The members of the Committee shall be appointed annually by a majority vote of the Board at the first meeting to be held following the annual meeting of stockholders of the Company.

2.

Qualifications.  Each member of the Committee shall meet all applicable independence, financial literacy and other requirements of law and any applicable national securities exchange that the Company’s securities are listed and traded on.  At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial over sight responsibilities, or who otherwise qualifies as an “audit committee financial expert” under Item 407(d)(5) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.

3.

Chair.  The Chairperson of the Committee shall be appointed by the full Board.   Unless a successor Chairperson is elected by the full Board, the Members of the Committee may designate a Chairperson by majority vote.

4.

Replacement.  Any vacancies on the Committee shall be filled by a majority vote of the Board at the next meeting of the Board following the occurrence of the vacancy.

5.

Compensation.  Director’s fees are the only compensation a member of the Committee may receive from the Company.

Operations

1.

Meetings.  The Chair of the Committee, in consultation with the Committee members, shall determine the schedule and frequency of the Committee meetings, provided that the Committee shall, in the absence of unusual circumstances, meet at least four times per year.  The Chair of the Committee or a majority of the members of the Committee may also call a special meeting of the Committee.

2.

Agenda.  The Chair of the Committee shall develop and set the Committee’s agenda, in consultation with other members of the Committee, the Board and management.  The agenda and information concerning the business to be conducted at each Committee meeting shall, to the extent practical, be communicated to the members of the Committee sufficiently in advance of each meeting to permit meaningful review.

3.

Report to Board.  At each Board meeting, the Committee shall deliver to the Board a report on any Committee meetings that have been held since the preceding Board meeting, including a description of all actions taken by the Committee during such period.  The Committee shall submit to the Board the minutes of its meetings.  The Committee shall further report regularly to the Board and will review with the Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditors, the performance of the internal audit function and other matters of importance to the Board.

4.

Assessment of Charter.  The Committee shall assess the adequacy of this Charter on an annual basis and recommend any changes to the Board.

Authority and Duties

Independent Auditor’s Qualifications and Independence

1.

The Committee shall be directly responsible for the appointment, retention, termination and oversight of the work of the independent auditor employed by the Company to audit the books of the Company and its subsidiaries (with the input, if the Committee so desires, of Company management).  The independent auditors are ultimately accountable to the Committee.

2.

The Committee shall have the sole authority to approve the independent auditor’s fee arrangements and other terms of service, and to preapprove any permitted non-audit services to be provided by the independent auditor.  The Committee shall review with the lead audit partner whether any of the audit team members receive any discretionary compensation from the audit firm with respect to nonaudit services performed by the independent auditor.

3.

The Committee shall obtain and review with the lead audit partner of the independent auditor, annually or more frequently as the Committee considers appropriate, a formal written statement by the independent auditor describing: the independent auditor’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor, or by any inquiry, review or investigation by governmental, professional or other regulatory authorities, within the preceding five years, respecting independent audits carried out by the independent auditor, and any steps taken to deal with these issues; and all relationships between the independent auditor and the Company.  The Committee shall actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor, and shall take, or recommend that the full Board take, appropriate action on any disclosed relationships to satisfy itself of the independent auditor’s independence.

Financial Statements and Related Disclosure

1.

The Committee shall review the annual audited financial statements and quarterly financial statements with management and the independent auditor before the filing of the Company’s Form 10-K and Form 10-Q.  Any material changes in accounting principles or accounting for new significant items will be reviewed.

2.

The Committee shall review with management earnings press releases, which review may be done generally (i.e., discussion of the types of information to be disclosed and type of presentations to be made), and the Committee need not discuss in advance each earnings release.  This task can be delegated to the Chair of the Committee or the Chair’s designee.

3.

The Committee shall review with management and the independent auditor the following: (a) all critical accounting policies and practices (and changes therein) of the Company, to be used by the Company in preparing its financial statements, (b) major issues regarding the accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies, (c) the major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies and (d) other material communications between the independent auditor and management, such as any management letter.  In addition, the Committee shall regularly review with the independent auditors any difficulties the auditor encountered in the course of the audit work, including any restrictions on the scope of the independent auditors activities or on access to requested information, and any significant disagreements with management.

4.

The Committee shall review with management the effectiveness of the Company’s disclosure controls and procedures.

5.

The Committee shall prepare the report required by the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

Performance of the Internal Audit Function; Related Party Transactions

1.

The Committee shall review with management and the independent auditor the scope, planning and staffing of the proposed audit for the current year.

2.

The Committee shall review with management and the independent auditor the quality, adequacy and effectiveness of the Company’s internal controls and any significant deficiencies or material weaknesses in internal controls, and shall elicit from management or the independent auditor any recommendations that they may have for the improvement of such internal control procedures.

3.

The Committee shall establish procedures, as set forth in Annex A hereto, for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, misuse or inappropriate use of corporate assets or auditing matters or potential violations of law and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters or potential violations of law.

4.

The Committee shall review and approve all transactions between the Company and parties who are related to the Company to the extent required under applicable laws and rules of any applicable national securities exchange that the Company’s securities are listed and traded on.

The foregoing list of duties is not exhaustive, and the Committee may, in addition, perform such other functions as may be necessary or appropriate for the performance of its oversight function.  The Committee shall have the power to delegate its authority and duties to subcommittees or individual members of the Committee as it deems appropriate.  In discharging its oversight role, the Committee shall have full access to all Company books, records, facilities and personnel.  The Committee may retain counsel, auditors or other advisors, in its sole discretion.  The Company shall provide for appropriate funding, as determined by the Committee, for the payment of any independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company and to any other advisors employed by the Committee.  In addition, the Company shall provide appropriate funding for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

Clarification of Audit Committee’s Role

The Committee’s responsibility is one of oversight.  It is the responsibility of the Company’s management to prepare consolidated financial statements in accordance with applicable law and regulations and of the Company’s independent auditor to audit those financial statements.  Therefore, each member of the Committee shall be entitled to rely, to the fullest extent permitted by law, on the integrity of those persons and organizations within and outside the Company from whom he or she receives information, and the accuracy of the financial and other information provided to the Committee by such persons or organizations.

Annex A

Employee Complaint Procedures for Accounting and Auditing Matters

The Sarbanes-Oxley Act of 2002 (“SOX”) requires audit committees of publicly-traded companies to establish policies and procedures for employees to confidentially report concerns regarding questionable accounting or auditing matters.  Section 301 of SOX requires audit committees to establish procedures for receipt of employee complaints.  Any employee of the Company may submit a good faith complaint (“Accounting Complaints”) regarding accounting or auditing matters to the management of the Company without fear of dismissal or retaliation of any kind.  The Company is committed to achieving compliance with all applicable securities laws and regulations, accounting standards, accounting controls and audit practices.  The Company’s Audit Committee will oversee treatment of employee concerns in this area.

In order to facilitate the reporting of employee complaints, the Company’s Audit Committee has established the following procedures for (1) the receipt, retention, investigation and treatment of complaints regarding accounting, internal accounting controls, or auditing matters (“Accounting Matters”) and (2) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

Receipt of Employee Complaints

•

Employees with concerns regarding Accounting Matters may report their concerns to the Chief Financial Officer or General Counsel of the Company or to the Chairman of the Audit Committee of the Board of Directors of the Company.

•

Employees may forward complaints on a confidential or anonymous basis by setting forth such concerns in writing and forwarding them in a sealed envelope to the Chair of the Audit Committee, Blue Earth, Inc., 2298 Horizon Ridge Parkway, Suite 205, Henderson, Nevada 89052, such envelope to be labeled with a legend such as: “To be opened by the Audit Committee only.” If an employee would like to discuss any matter with the Audit Committee, the employee should indicate this on the submission and include a telephone number at which he or she might be contacted if the Audit Committee deems it appropriate.

•

Brett Woodard  (the “Compliance Officer”), or his designee, is also authorized to receive and investigate Accounting Complaints, whether anonymous or not.  In this capacity, the Compliance Officer provides advice to, and acts under the authority of, the Audit Committee.

•

In either event, individuals shall exercise due care to ensure the accuracy of the information disclosed.

•

Any correspondence to the Chairman should be clearly marked as an urgent matter for consideration by the Audit Committee of the Company.  The earlier a concern is expressed, the easier it is to take action.  The Chairman may, in his discretion, refer the Accounting Complaint to the Compliance Officer for investigation or retain the matter for investigation by the Audit Committee, as set forth below.

Scope of Matters Covered by These Procedures

These procedures relate to employee complaints relating to any questionable accounting or auditing matters, including, without limitation, the following:

•

fraud or deliberate error in the preparation, evaluation, review or audit of any financial statement of the Company;

•

fraud or deliberate error in the recording and maintaining of financial records of the Company;

•

deficiencies in or noncompliance with the Company’s internal accounting controls;

•

misrepresentation or false statement to or by a senior officer or accountant regarding a matter contained in the financial records, financial reports or audit reports of the Company; or

•

deviation from full and fair reporting of the Company’s financial condition.

Treatment of Complaints

•

Upon receipt of an Accounting Complaint, the recipient will (i) determine whether the complaint actually pertains to Accounting Matters, and (ii) when possible, acknowledge receipt of the complaint to the sender.

•

Complaints relating to Accounting Matters will be reviewed under Audit Committee direction, Internal Audit or such other persons as the Audit Committee determines to be appropriate.

•

If the Accounting Complaint is investigated by the Compliance Officer he will report the results of his investigation, orally or in writing, to the Audit Committee (an “Investigation Report”).  Investigation Reports will be prepared in reasonable detail and shall be in addition to the information provided to the Audit Committee on the Docket.  Such reports will describe the Accounting Complaint, the steps taken in the investigation, any factual findings, and the recommendations for corrective action, if any.  The Compliance Officer will be free in its discretion to recommend to the Audit Committee Chairman that outside auditors, outside counsel or other experts should be engaged to assist in the investigation and in the analysis of results.  The Compliance Officer may, if he deems it reasonably necessary, require the assistance of the Chief Financial Officer, any of his staff, or any other employees of the Company in investigating and resolving any Accounting Complaint.  The parameters of any investigation will be determined by the Compliance Officer in consultation with the Chairman of the Audit Committee or its designee in its discretion and the Company and its employees will cooperate as necessary in connection with any such investigation.

•

The Audit Committee will review the Docket and any written Investigation Reports submitted by the Compliance Officer.  The Audit Committee will have the authority to direct that the appropriate corrective action be taken by the Company in response to any particular Accounting Complaint.  The Audit Committee may, in its discretion, consult with any member of the Company's management who may have appropriate expertise to assist in the evaluation of the Accounting Complaint.  The Audit Committee will be free in its discretion to engage outside auditors, counsel or other experts to assist in the evaluation of any results of any investigation into an Accounting Complaint, and the Company will pay all fees of such auditors, counsel and experts.

•

Confidentiality will be maintained to the fullest extent possible, consistent with the need to conduct an adequate review.

•

The Company will not discharge, demote, suspend, threaten, harass or in any manner discriminate against any employee in the terms and conditions of employment based upon any lawful actions of such employee with respect to good faith reporting of complaints regarding Accounting Matters or otherwise as specified in Section 806 of the Sarbanes-Oxley Act of 2002.

Reporting and Retention of Complaints and Investigations

•

The Compliance Officer will prepare a written docket (the “Docket”) of all Accounting Complaints summarizing in reasonable detail for each complaint: the nature of the complaint (including any specific allegations made and the persons involved); the date of receipt of the complaint; the current status of any investigation into the complaint; and any final resolution of the complaint.  The Compliance Officer will distribute an update of the Docket, highlighting recent developments in reasonable detail, to the Chairman of the Audit Committee (and, if the Chairman so directs, to the full Audit Committee) in advance of each regularly scheduled meeting thereof (other than meetings convened principally to review the Company's periodic reports under the Securities Exchange Act of 1934, as amended).

•

Copies of Accounting Complaints and such log will be maintained in accordance with the Company’s document retention policy.

Records; Attorney-Client Privilege

•

The Company will retain on a strictly confidential basis for a period of seven years (or otherwise as required under the Company's record retention policies in effect from time to time) all records relating to any Accounting Complaint and to the investigation and resolution thereof.  All such records are confidential to the Company and are protected by attorney-client privilege and/or the attorney work product doctrine.  Such records will be considered privileged and confidential.

Publication of Procedures

•

The Company will cause these procedures to be communicated to all employees.

Amendment

•

The Company reserves the right to modify or amend this policy at any time as it may deem necessary.

APPENDIX D

Compensation Committee Charter

APPENDIX D

BLUE EARTH, INC.

Compensation Committee Charter

(Amendment No. 1)

Mission Statement

The purpose and mission of the Compensation Committee of the Board of Directors of Blue Earth, Inc. (the “Company”) is to enhance shareholder value by ensuring that the compensation available to the Board of Directors, Chief Executive Officer, and other Executive Officers of the Company enables the Company to attract and retain high-quality leadership and is consistent with the Company’s executive compensation policy.

Composition

The Compensation Committee (the “Committee”) shall be comprised of two or more directors, all of whom in the judgment of the Board of Directors are independent accordance with applicable rules and regulations of the Securities and Exchange Commission and stock exchange standards) and free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment as a Committee member.

Principal Functions

The Committee shall be responsible for the following:

1.

Director Compensation.  Review and recommend to the Board of Directors for approval, all Director compensation, including retainers, meeting fees, equity compensation plans, deferred compensation plans, and any other components of Director compensation.

2.

Compensation Philosophy. Review annually and determine the Company’s stated compensation philosophy to ensure that management is rewarded appropriately for its contributions to Company growth and profitability and that the executive compensation strategy (including executive salary ranges, annual incentive compensation, and long-term incentive plans) supports the Company’s goals and objectives and the interests of shareholders.

3.

Chief Executive Compensation. Review annually and determine the individual elements of total compensation for the Chief Executive Officer. Establish, on an annual basis, performance criteria and objectives for Chief Executive Officer, and, in conjunction with the Board of Directors, conduct annual performance assessment of the Chief Executive Officer. Report annually to the shareholders on the factors and criteria on which the Chief Executive Officer's compensation for the prior year was based, including the relationship of the Company’s performance to the Chief Executive Officer’s compensation

4.

Compensation of Other Executive Officers. Review annually and determine the individual elements of total compensation for Officers (as used in Section 16 of the Securities Exchange Act of 1934 and defined in Rule 16a-1 thereunder). Consult with the Chief Executive Officer to ensure that Executive Officer compensation is consistent with compensation strategy and policy.

5.

Equity Compensation Plans. Annually review and approve the type, number, terms and conditions of equity compensation grants to the Chief Executive Officer and other Executive Officers, consistent with the terms of those plans and the compensation philosophy. For equity grants to all other employees, review and approve the list of grants for consistency with compensation philosophy. Additionally, the Committee may provide for an equity pool, which may be granted by the Committee for new hires or other interim awards for employees other than Executive Officers,

6.

Retirement Plan. Review annual profit-sharing contribution, and make appropriate recommendations to the Board of Directors. Receive and review reports from Company management on 401(k) participation rates, fund choices, performance of funds, and other aspects of plan.

7.

Other Compensation and Benefit Plans. As required, review and approve equity and other Executive compensation and benefit plans and programs to ensure consistency with the Company’s compensation philosophy.

8.

Consultants. (a)  In the Committee’s sole discretion, engage independent compensation consultants, legal counsel or other advisers (collectively, “Consultants”) to report directly to the Committee and to advise the Committee in discharging its duties hereunder.

(b)  The Committee shall have the direct responsibility for the appointment, compensation and oversight of the work of any Consultant it retains.

(c)  The Company shall provide for appropriate funding, as determined by the Committee, for payment of reasonable compensation to a Consultant retained by the Committee.

(d)  The Committee may select, or receive advice from, a Consultant to the Committee, other than in-house counsel, only after taking into consideration the following six factors:

1.

the provision of other services to the Company by the person that employs the Consultant;

2.

the amount of fees received from the Company by the person that employs the Consultant, as a percentage of the total revenue of the person that employs the Consultant;

3.

the policies and procedures of the person that employs the Consultant that are designed to prevent conflicts of interest;

4.

any business or personal relationship of the Consultant with a member of the Committee;

5.

any stock of the Company owned by the Consultant; and

6.

any business or personal relationship of the Consultant or the person employing the Consultant with an Executive Officer of the Company.

The Committee may select, or received advice from, any compensation adviser they prefer, including ones that are not independent, after considering the six independence factors outlined above.

9.

Succession Planning. Annually review the succession planning process with the Chief Executive Officer. Report annually to the Board of Directors on the Company’s leadership succession planning for the Chief Executive Officer and other Executive Officers.

10.

Reporting. Annually report to the shareholders on the compensation of the Chief Executive Officer and other Executive Officers, to the extent required by federal securities law requirements. Report annually to the Board of Directors on the Committee’s discharge of its responsibilities outlined herein.

Meetings

The Committee will meet as often as necessary to carry out its responsibilities, but in any event, no less than three times each year. Meetings will be called by the Chairman of the Committee. All meetings of the Committee shall be held pursuant to the Code of Regulations of the Company.  Reports of meetings of the Committee shall be made to the Board of Directors at its next regularly scheduled meeting following the Committee meeting.  The Committee shall review and assess the adequacy of the Charter on an annual basis.

APPENDIX E

Nominating and Corporate Governance Charter

APPENDIX E

June 2013

BLUE EARTH, INC.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

I.

Purpose

The Nominating and Corporate Governance Committee (the “Committee”) of Blue Earth, Inc. (the “Company”) is appointed by, and acts on behalf of, the Board of Directors (the “Board”) of the Company.  The Board has determined to establish the director nomination and governing principles of the Committee through the adoption of this Charter.  The Committee’s principal purposes shall be:

(i)

to establish criteria for the selection of directors and to recommend to the Board the nominees for director in connection with the Company’s annual meeting of stockholders;

(ii)

to fill vacancies occurring between annual meetings of stockholders and to recommend individuals to the Board for nomination as members of the standing committees of the Board;

(iii)

to take a leadership role in shaping the Company’s corporate governance policies; and

(iv)to oversee and coordinate annual evaluations of the Board, its committees and its members.

II.

Responsibilities and Duties

A.

Composition of the Board

The Committee has the following responsibilities:

(i)

to consider and make recommendations to the Board concerning the appropriate size and overall characteristics of the Board, including desired competencies, skills and attributes;

(ii)

to establish criteria for persons to be nominated for election to the Board and its committees, taking into account the composition of the Board as a whole.  The Committee may consider, as appropriate in a particular case, the candidate’s: (a) qualification as “independent” under the various standards applicable to the Company, the Board and each of its committees, as well as in the judgment of the Committee; (b) depth and breadth of experience within the Company’s industry and otherwise; (c) outside time commitments; (d) special areas of expertise; (e) accounting and finance knowledge; (f) business judgment; (g) leadership ability; (h) experience in developing and assessing business strategies; (i) corporate governance expertise; and (j) for incumbent members of the Board, the past performance of the incumbent director, in addition to the foregoing criteria;

(iii)

to conduct searches for prospective directors, consider all candidates recommended by stockholders in accordance with the procedures set forth in the Company’s annual proxy statement and in accordance with Item 7(d)(2)(ii) of Schedule 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), consider candidates proposed by management of the Company, and evaluate and recommend candidates for election to the Board or to fill vacancies;

(iv)

to evaluate and make recommendations to the Board concerning the appointment of directors to Board committees and the selection of committee chairs; recommendations shall consider desired characteristics of committee members, specific legal and regulatory requirements, and the number of boards and other committees on which the directors serve; and

(v)

to periodically review the “independence” of each director, as such term is defined by applicable regulatory and listing standards and to develop and recommend to the Board standards to be applied in making determinations as to the absence of material relationships between the Company and a director.

B.

Corporate Governance Oversight

The Committee has the following responsibilities:

(i)

to periodically review and assess the adequacy of the Company’s corporate governance principles and recommend any changes to the Board for its approval and adoption;

(ii)

to evaluate and recommend to the Board the responsibilities of the Board committees, including the structure, operations and the authority to delegate to subcommittees;

(iii)

to assist the Board in its allocation of workload among the various committees of the Board;

(iv)

to periodically review and reassess the adequacy of the charters of the various committees of the Board and recommend any proposed changes to the Board for its approval;

(v)

to oversee the review and update, when appropriate, of the Company’s Code of Ethics for Officers, Directors and Employees of the Company;

(vi)

to periodically review, discuss and assess the performance of the Board, including individual Board members, including Board committees, seeking input from senior management, the full Board and others.  The assessment includes the review and assessment of existing Board committee charters and an evaluation of the Board’s contribution as a whole, specific areas in which the Board and/or management believe better contributions could be made, and overall Board composition and makeup, including the reelection of current Board members.  The results of such reviews shall be provided to the Board for further discussion as appropriate;

(vii)

to insure that Board members have complete access to Management.

Furthermore, the Board encourages senior management, from time to time, to bring employees into Board meetings who: (a) can provide additional insight concerning the items being discussed because of personal involvement in these areas; (b) represent significant aspects of the Company’s business; and (c) assure the Board of exposure to employees with future potential to assure adequate plans for management succession within the Company.

(viii)

to review and recommend adoption of all director and officer insurance policy requirements;

(ix)

to assist management in the preparation of disclosures in the Company’s annual proxy statement regarding the operations of the Committee in accordance with Item 7(d)(2) of Schedule 14A under the Exchange Act; and

(x)

to perform any other duties or responsibilities expressly delegated to the Committee by the Board from time to time relating to the nomination of Board and Committee members.

III.

Membership and Organization of Committee

A.

Size of Committee

The Committee shall consist of at least one director.

B.

Member Qualifications

The members of the Committee shall meet the definition of “independent director” under the Rules of the Nasdaq Stock Market, Inc., as such requirements may change from time to time.

C.

Appointment

The members of the Committee shall be appointed by the Board.  The Board shall designate one member of the Committee to serve as Chairperson.  If the Chairperson is absent from a meeting, another member of the Committee may act as Chairperson.  In the event of a tie vote on any issue, the vote of the Chairperson shall decide the issue.

D.

Term

Members of the Committee will be appointed for one-year terms and shall serve until their resignation, retirement, or removal by the Board or until their successors shall be appointed.  The Board may fill vacancies on the Committee and remove a member of the Committee at any time with or without cause.

IV.

Conduct of Meetings

A.

Frequency

The Committee shall report to the Board on a regular basis and not less frequently than once a year.

The Committee shall meet when, where and as often as it may deem necessary and appropriate in its judgment, either in person or telephonically.  Half of the members of the Committee shall constitute a quorum.  The Chairman of the Board, the Chairman of the Committee, or the Company’s Chief Executive Officer shall have the right to call a special meeting of the Committee.

B.

Non-Committee Member Attendees

The President and Chairman of the Board may attend any meeting of the Committee.  The Committee may request that any directors, officers or employees of the Company, or other persons whose advice and counsel are sought by the Committee, attend any meeting to provide such information as the Committee requests.

C.

Conduct of Meetings

The Committee shall fix its own rules of procedure, which shall be consistent with the Bylaws of the Company and this Charter.

D.

Minutes

A member of the Committee or the Corporate Secretary shall keep written minutes of Committee meetings, which minutes shall be maintained with the books and records of the Company.

E.

Delegation of Authority

The Committee may delegate authority to one or more members of the Committee when appropriate, but no such delegation shall be permitted if the authority is required by law, regulation or listing standard to be exercised by the Committee as a whole.

APPENDIX F

Codes of Ethics

APPENDIX F

CODE OF ETHICS FOR OFFICERS, DIRECTORS AND EMPLOYEES OF BLUE EARTH, INC.

1.

TREAT IN AN ETHICAL MANNER THOSE TO WHOM BLUE EARTH, INC. HAS AN OBLIGATION

The officers, directors and employees of Blue Earth, Inc. (the “Company”) are committed to performing the business of the Company with the highest levels of honesty and ethical conduct in all aspects of their activities to comply with all applicable laws, rules and regulations, to deter wrongdoing and to abide by the policies and procedures adopted by the Company.

For the communities in which we live and work we are committed to acting as concerned and responsible neighbors, reflecting all aspects of good citizenship. For our shareholders we are committed to pursuing sound growth and earnings objectives and to exercising prudence in the use of our assets and resources. For our suppliers and partners we are committed to fair competition and the sense of responsibility required of a good customer and teammate.

2.

OBEY THE LAW

We will conduct our business in accordance with all applicable laws and regulations. Compliance with the law does not comprise our entire ethical responsibility. Rather, it is a minimum, absolutely essential condition for performance of our duties. In conducting business, we shall:

A.

STRICTLY ADHERE TO ALL ANTITRUST LAWS

Officers, directors and employees must strictly adhere to all antitrust laws. These laws prohibit practices in restraint of trade such as price fixing and boycotting suppliers or customers. They also bar pricing intended to run a competitor out of business; disparaging, misrepresenting, or harassing a competitor; stealing trade secrets; bribery; and kickbacks.

B.

STRICTLY COMPLY WITH ALL SECURITIES LAWS

In our role as a publicly owned company, we must always be alert to and comply with the securities laws and regulations of the United States.

I.

DO NOT ENGAGE IN SPECULATIVE OR INSIDER TRADING

Federal law and Company policy prohibits officers, directors and employees, directly or indirectly through their families or others, from purchasing or selling Company stock while in the possession of material, non-public information concerning the Company. This same prohibition applies to trading in the stock of other publicly held companies on the basis of material, non-public information.

Material, non-public information is any information that could reasonably be expected to affect the price of a stock. If an officer, director or employee is considering buying or selling a stock because of inside information they possess, they should assume that such information is material. It is also important for the officer, director or employee to keep in mind that if any trade they make becomes the subject of an investigation by the government, the trade will be viewed after-the-fact with the benefit of hindsight. Consequently, officers, directors and employees should always carefully consider how their trades would look from this perspective.

Two simple rules can help protect you in this area: (1) Do not use non-public information for personal gain. (2) Do not pass along such information to someone else who has no need to know.

II.

BE TIMELY AND ACCURATE IN ALL PUBLIC REPORTS

As a public company, the Company must file disclosure reports with the United States Securities and Exchange Commission that are full, fair, accurate, timely and understandable. Officers, directors and management of the Company are responsible for ensuring that these reports and the other public communications made by the Company are accurate and fairly present the financial condition and operating results of the Company.

Securities laws are vigorously enforced. Violations may result in severe penalties including forced sales of parts of the business and significant fines against the Company. There may also be sanctions against individual employees including substantial fines and prison sentences.

The principal executive officer and principal financial officer of the Company will certify to the accuracy of reports filed with the SEC in accordance with The Sarbanes-Oxley Act of 2002. Officers and directors who knowingly or willingly make false certifications may be subject to criminal penalties or sanctions including fines and imprisonment.

3.

AVOID CONFLICTS OF INTEREST

Our officers, directors and employees have an obligation to give their complete loyalty to the best interests of the Company. They should avoid any action that may involve, or may appear to involve, a conflict of interest with the Company. Officers, directors and employees should not have any financial or other business relationships with suppliers, customers or competitors that might impair the independence of any judgment they may need to make on behalf of the Company.

Officers, directors and employees are under a continuing obligation to disclose any situation that presents the possibility of a conflict or disparity of interest between the officer, director or employee and the Company. Disclosure to the Chairman of the Nominating and Corporate Governance Committee (or the Chairman of the Board if no Committee exists) of any material transaction or relationship that reasonably could be expected to give rise to a potential conflict is the key to remaining in full compliance with this policy.

4.

AVOID ILLEGAL AND QUESTIONABLE GIFTS OR FAVORS

The sale and marketing of our products and services should always be free from even the perception that favorable treatment was sought, received, or given in exchange for the furnishing or receipt of business courtesies. Officers, directors and employees of the Company will neither give nor accept business courtesies that constitute, or could be reasonably perceived as constituting, unfair business inducements or that would violate law, regulation or policies of the Company, or could cause embarrassment to or reflect negatively on the Company’s reputation.

5.

KEEP ACCURATE AND COMPLETE RECORDS

We must maintain full, fair, accurate and complete Company records. Transactions between the Company and outside individuals and organizations must be promptly and accurately entered in our books in accordance with generally accepted accounting practices and principles. No one should rationalize or even consider misrepresenting facts or falsifying records. It will not be tolerated and will result in disciplinary action.

6.

ENFORCEMENT

The Company has empowered the Nominating and Corporate Governance Committee (the “Governance Committee”) to enforce this Code of Ethics and Business Conduct. Employees with concerns regarding accounting matters may report their concerns to the Company’s Chief Financial Officer or to the Chairman of the Audit Committee of the Board of Directors (or the Chairman of the Board if no Committee exists).  The Governance Committee will report to the Board of Directors at least once each year regarding the general effectiveness of this Code, the Company’s controls and reporting procedures and the Company’s business conduct. Officers, directors and employees of the Company who do not adhere to this Code will be held accountable for their actions.

You are encouraged to contact the Chairman of the Governance Committee when in doubt about, or if you have any questions regarding the best course of action in a particular situation.  You are also encouraged to report violations of laws, rules, regulations of this Code to the Chairman of the Governance Committee.

7.

DISCIPLINARY MEASURES

The Company shall consistently enforce its Code of Ethics and Business Conduct through appropriate means of discipline.  The Governance Committee shall determine whether violations of the Code have occurred and, if so, shall determine the disciplinary measures to be taken against any employee or agent of the Company who has so violated the Code.

The disciplinary measures, which may be invoked at the discretion of the Audit Committee, include, but are not limited to, counseling, oral or written reprimands, warnings, probation or suspension without pay, demotions, reductions in salary, termination of employment, restitution, or in the case of any director, refusal by the Governance Committee (or the entire Board of Directors) to nominate such director for re-election if such director has not been previously terminated for cause.

Any waiver of this Code for any director or executive officer may be made only by the Board of Directors of the Company and along with the reasons for such waiver, must be disclosed on a Current Report on Form 8-K within four business days and in any other manner required or permitted by the Securities and Exchange Commission or any applicable national securities exchange that the Company’s securities are listed and traded on.

Persons subject to disciplinary measures shall include, in addition to the violator, others involved in the wrongdoing such as (i) persons who fail to use reasonable care to detect a violation, (ii) persons who if requested to divulge information withhold material information regarding a violation, and (iii) supervisors who approve or condone the violations or attempt to retaliate against employees or agents for reporting violations or violators.

YOUR PERSONAL COMMITMENT TO BLUE EARTH, INC.
CODE OF ETHICS

I acknowledge that I have received and read the Blue Earth, Inc. Code of Ethics, dated June 2013, and understand my obligations as an officer, director and/or employee to comply with the Code of Ethics

I understand that my agreement to comply with the Code of Ethics does not constitute a contract of employment.

Please sign here:

Date:

Please print your name:

This signed and completed form must be returned to your manager or designated human resources professional.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held July 18, 2014.

The Proxy Statement and our 2013 Annual Report to Shareholders are available at: http://www.blueearth.com

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

BLUE EARTH, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS

 FOR THE ANNUAL MEETING OF SHAREHOLDERS

July 18, 2014

THE UNDERSIGNED, revoking all previous proxies, hereby appoints JOHNNY R. THOMAS and BRETT WOODARD, or either of them as attorneys, agents and proxies with power of substitution, and with all powers the undersigned would possess if personally present, to vote all shares of Common Stock of BLUE EARTH, INC. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company, to be held on July 18, 2014 at 8:00 A.M. local time at Sun City MacDonald Ranch Community Association, located at 2020 West Horizon Ridge Parkway, Henderson, Nevada 89012, and at all adjournments thereof.

(CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼
						Please mark your vote like this	[X]

1. ELECTION OF A BOARD OF SIX DIRECTORS	FOR	WITHHOLD AUTHORITY			FOR	AGAINST	ABSTAIN
(To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list below)	[ ]	[ ]	2.	Amendment of Articles of Incorporation to increase authorized common stock	[ ]	[ ]	[ ]
			3.	Adoption of Stockholders’ Rights Plan	[ ]	[ ]	[ ]
			4.	Advisory vote on approval of executive compensation	[ ]	[ ]	[ ]

			5.	Advisory vote on the frequency of the advisory note on executive compensation	1 YEAR [ ]	2 YEARS [ ]	3 YEARS [ ]

			6.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.	[ ]	[ ]	[ ]

01 - Laird Q. Cagen 02 - Johnny R. Thomas 03 - Robert Potts 04 - William (Bill) Richardson	05 - James A. Kelly 06 - Michael W. Allman

The shares represented by this proxy will be voted in accordance with the instructions given. If no such instructions are given, the shares represented by this proxy will be voted in favor of the: (1) election of all of the nominees for directors designated by the board of directors; (2) amendment to articles of incorporation; (3) adoption of Stockholders’ Rights Plan; (4) approval of executive compensation; (5) for 3 years for Proposal 5, and (6) such other business as may properly come before the meeting.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENVELOPE ENCLOSED F`OR THIS PURPOSE. No postage is required for mailing in the United States.

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Dated: ____________________, 2014	Signature: ________________________	Signature: ________________________

Please sign exactly as your name or names appear hereon. Joint owners should each sign personally. When signing as executor, administrator, corporation, officer, attorney, agent, trustee or guardian, etc. please add your full title to your signature. If signer is a corporation, please sign n full corporate name by president and authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by authorized person.